                                                                  EXECUTION COPY
                                                                  --------------

                                                                   Exhibit 10.46


- --------------------------------------------------------------------------------


                             Up to U.S.$35,000,000

                               CREDIT AGREEMENT

                         Dated as of February 22, 1995

                                     among

                            TYCO DISTRIBUTION CORP.

                                      and

                           TYCO MANUFACTURING CORP.,

                                 as Borrowers

                                      and

                                TYCO TOYS, INC.

                                      and

                           THE LENDERS PARTY HERETO

                                      and

                     GENERAL ELECTRIC CAPITAL CORPORATION,

                                   as Agent


- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              Page
                                                              ----

ARTICLE 1  AMOUNT AND TERMS OF CREDIT

     SECTION 1.1.    Revolving Credit Advances...............   2
     SECTION 1.2.    Non-Funding Lender; Actions by Lenders..   3
     SECTION 1.3.    Repayment; Termination of Commitment....   4
     SECTION 1.4.    Use of Proceeds.........................   6
     SECTION 1.5.    Letters of Credit.......................   6
     SECTION 1.6.    Interest................................   7
     SECTION 1.7.    Eligible Inventory......................  11
     SECTION 1.8.    Fees....................................  11
     SECTION 1.9.    Cash Management System..................  11
     SECTION 1.10.   Receipt of Payments.....................  11
     SECTION 1.11.   Pro Rata Treatment......................  11
     SECTION 1.12.   Application and Allocation of Payments..  12
     SECTION 1.13.   Non-Receipt of Funds by Agent...........  13
     SECTION 1.14.   Sharing of Payments, Etc................  14
     SECTION 1.15.   Settlement Procedures...................  15
     SECTION 1.16.   Accounting..............................  17
     SECTION 1.17.   Indemnity...............................  18
     SECTION 1.18.   Access..................................  20
     SECTION 1.19.   Taxes...................................  21
     SECTION 1.20.   Additional Costs........................  22

ARTICLE 2  CONDITIONS PRECEDENT

     SECTION 2.1.    Conditions to the Initial Revolving
                     Credit Advance and the Initial Letter of
                     Credit Obligation.......................  23
     SECTION 2.2.    Further Conditions to Each Revolving
                     Credit Advance and Each Letter of Credit
                     Obligation..............................  28

ARTICLE 3  REPRESENTATIONS AND WARRANTIES

     SECTION 3.1.    Existence; Compliance with Law..........  29
     SECTION 3.2.    Executive Offices; Collateral Locations;
                     Corporate or Other Names................  29
     SECTION 3.3.    Power; Authorization; Enforceable
                     Obligations.............................  29
     SECTION 3.4.    Financial Statements and Projections....  30
     SECTION 3.5.    Material Adverse Change.................  31
     SECTION 3.6.    Ownership of Property; Liens............  31
     SECTION 3.7.    Restrictions; No Default; Material
                     Contracts...............................  32
     SECTION 3.8.    Labor Matters...........................  33
     SECTION 3.9.    Ventures, Subsidiaries and Affiliates;
                     Outstanding Stock and Indebtedness......  33
     SECTION 3.10.   Government Regulation...................  34

                                                              Page
                                                              ----

     SECTION 3.11.   Margin Regulations......................  34
     SECTION 3.12.   Taxes...................................  35
     SECTION 3.13.   ERISA...................................  36
     SECTION 3.14.   No Litigation...........................  37
     SECTION 3.15.   Brokers.................................  38
     SECTION 3.16.   Patents, Trademarks, Copyrights and
                     Licenses................................  38
     SECTION 3.17.   Full Disclosure.........................  38
     SECTION 3.18.   Hazardous Materials.....................  39
     SECTION 3.19.   Insurance Policies......................  39
     SECTION 3.20.   Deposit and Disbursement Accounts.......  39
     SECTION 3.21.   Solvency................................  39
     SECTION 3.22.   Inactive Subsidiaries...................  40
     SECTION 3.23.   Existing Credit Agreement...............  40
     SECTION 3.24.   Subordinated Debt.......................  40
     SECTION 3.25.   Promissory Notes and Pledge.............  41
     SECTION 3.26.   Certain Accounts and Inventory..........  41

ARTICLE 4  FINANCIAL STATEMENTS AND INFORMATION

     SECTION 4.1.    Reports and Notices.....................  41
     SECTION 4.2.    Communication with Accountants..........  41

ARTICLE 5  AFFIRMATIVE COVENANTS

     SECTION 5.1.    Maintenance of Existence and Conduct of
                     Business................................  42
     SECTION 5.2.    Payment of Charges and Claims...........  43
     SECTION 5.3.    Books and Records.......................  43
     SECTION 5.4.    Litigation..............................  43
     SECTION 5.5.    Insurance...............................  44
     SECTION 5.6.    Compliance with Laws....................  45
     SECTION 5.7.    Agreements..............................  45
     SECTION 5.8.    Supplemental Disclosure.................  46
     SECTION 5.9.    Environmental Matters...................  46
     SECTION 5.10.   Landlord's Agreements...................  47
     SECTION 5.11.   Certain Obligations Respecting
                     Subsidiaries............................  47
     SECTION 5.12.   Application of Proceeds.................  47
     SECTION 5.13.   Fiscal Year.............................  47
     SECTION 5.14.   Casualty and Condemnation...............  47
     SECTION 5.15.   Currency Hedging........................  49
     SECTION 5.16.   Additional Subsidiaries.................  49
     SECTION 5.18.   Further Assurances......................  50

                                                              Page
                                                              ----
ARTICLE 6  NEGATIVE COVENANTS

     SECTION 6.1.    Mergers, Subsidiaries, Etc..............  50
     SECTION 6.2.    Investments.............................  51
     SECTION 6.3.    Indebtedness............................  52
     SECTION 6.4.    Affiliate and Employee Loans and
                     Transactions............................  54
     SECTION 6.5.    Capital Structure and Business..........  56
     SECTION 6.6.    Guaranteed Indebtedness.................  56
     SECTION 6.7.    Liens...................................  57
     SECTION 6.8.    Sale of Assets..........................  58
     SECTION 6.9.    Material Contracts......................  60
     SECTION 6.10.   ERISA...................................  60
     SECTION 6.11.   Financial Covenants.....................  61
     SECTION 6.12.   Hazardous Materials.....................  61
     SECTION 6.13.   Sale-Leasebacks.........................  61
     SECTION 6.14.   Cancellation of Indebtedness............  61
     SECTION 6.15.   Restricted Payments.....................  62
     SECTION 6.16.   Real Property Leases....................  63
     SECTION 6.17.   Bank Accounts...........................  64
     SECTION 6.18.   No Speculative Transactions.............  64
     SECTION 6.19.   Margin Regulations......................  64
     SECTION 6.20.   Limitation on Negative Pledge Clauses,
                     Etc.....................................  64
     SECTION 6.21.   Accounting Changes......................  65
     SECTION 6.22.   Inventory Sales.........................  65
     SECTION 6.23.   Tyco Parent and Certain Subsidiaries....  66
     SECTION 6.24.   Amendments and Modifications to Debt
                     Documents...............................  66
     SECTION 6.25.   Inactive Subsidiaries...................  66

ARTICLE 7  TERM

     SECTION 7.1.    Duration................................  67
     SECTION 7.2.    Survival of Obligations.................  67

ARTICLE 8  EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     SECTION 8.1.    Events of Default.......................  67
     SECTION 8.2.    Remedies................................  71
     SECTION 8.3.    Waivers by Loan Parties.................  71
     SECTION 8.4.    Application of Proceeds.................  72

ARTICLE 9  AGENT

     SECTION 9.1.    Appointment, Powers and Immunities......  73
     SECTION 9.2.    Reliance by Agent.......................  74
     SECTION 9.3.    Defaults................................  74

                                                              Page
                                                              ----

     SECTION 9.4.    Rights as a Lender......................  75
     SECTION 9.5.    Indemnification.........................  75
     SECTION 9.6.    Non-Reliance on Agent and Other Lenders.  75
     SECTION 9.7.    Failure to Act..........................  76
     SECTION 9.8.    Successor Agent.........................  76
     SECTION 9.9.    Consents under Loan Documents...........  77
     SECTION 9.10.   Collateral Matters......................  77

ARTICLE 10  SUCCESSORS AND ASSIGNS

     SECTION 10.1.   Successors and Assigns..................  78
     SECTION 10.2.   Assignments and Participations..........  78

ARTICLE 11  MISCELLANEOUS

     SECTION 11.1.   Complete Agreement; Modification of
                     Agreement...............................  81
     SECTION 11.2.   Fees and Expenses.......................  82
     SECTION 11.3.   No Waiver...............................  83
     SECTION 11.4.   Remedies................................  83
     SECTION 11.5.   Severability............................  84
     SECTION 11.6.   Conflict of Terms.......................  84
     SECTION 11.7.   Right of Set-off........................  84
     SECTION 11.8.   Authorized Signature....................  84
     SECTION 11.9.   Notices.................................  85
     SECTION 11.10.  Section Titles..........................  86
     SECTION 11.11.  Counterparts............................  86
     SECTION 11.12.  Time of the Essence.....................  86
     SECTION 11.13.  Confidentiality.........................  86
     SECTION 11.14.  GOVERNING LAW...........................  87
     SECTION 11.15.  WAIVER OF JURY TRIAL....................  88

                    INDEX OF ANNEXES, SCHEDULES AND EXHIBITS


   Annex A               -         Definitions; Rules of Construction
   Annex B               -         Cash Management System
   Annex C               -         Schedule of Closing Documents
   Annex D               -         Schedule of Certain Fees
   Annex E               -         Financial, Projections and Notices
   Annex F               -         Insurance Requirements
   Annex G               -         Letters of Credit
   Annex H               -         Financial Covenants

   Schedule 3.2          -         Executive Offices; Trade Names
   Schedule 3.4          -         Financial and Projections
   Schedule 3.5          -         Dividends
   Schedule 3.6          -         Real Estate and Leases
   Schedule 3.7          -         Material Contracts
   Schedule 3.8          -         Labor Matters
   Schedule 3.9          -         Ventures, Subsidiaries and
                                   Affiliates; Outstanding Stock
   Schedule 3.12         -         Tax Matters
   Schedule 3.13         -         ERISA Plans
   Schedule 3.14         -         Litigation
   Schedule 3.16         -         Patents, Trademarks, Copyrights and
                                   Licenses
   Schedule 3.18         -         Hazardous Materials
   Schedule 3.19         -         Insurance Policies
   Schedule 3.20         -         Disbursement and Deposit Accounts
   Schedule 3.22         -         Inactive Subsidiaries
   Schedule 3.23         -         Existing Credit Agreement
   Schedule 6.1(c)       -         Mergers, Etc.
   Schedule 6.2          -         Investments
   Schedule 6.4          -         Loans to and Transactions with
                                   Employees
   Schedule 6.6          -         Guaranteed Indebtedness
   Schedule 6.7          -         Liens
   Schedule 11.8         -         Authorized Signatures

   Exhibit 1.1(a)        -         Form of Notice of Revolving Credit
                                   Advance
   Exhibit 1.1(d)        -         Form of Revolving Credit Note
   Exhibit 1.1(e)        -         Form of Borrowing Base Certificate
   Exhibit 1.6(d)        -         Form of Notice of Fixed Rate Election
   Exhibit 3.4           -         Projections
   Exhibit A-1           -         Form of Guaranty
   Exhibit A-2           -         Form of Canadian Guaranty
   Exhibit A-3           -         Form of UK Guaranty
   Exhibit B             -         Form of Note Pledge Agreement
   Exhibit C             -         Form of Patent, Trademark and
                                   Copyright Assignment

   Exhibit D             -         Form of Security Agreement
   Exhibit E             -         Form of Stock Pledge Agreement
   Exhibit F             -         Form of Opinion of Counsel to Loan
                                   Parties

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT ("Agreement") is entered into as of February 22,
                             ---------
1995, by and among TYCO DISTRIBUTION CORP., a Delaware corporation

("Distribution"), TYCO MANUFACTURING CORP., an Oregon corporation
- --------------
("Manufacturing" and together with Distribution, each individually, a "Borrower"
- ---------------                                                        --------
and collectively, "Borrowers"), TYCO TOYS, INC.,  a Delaware corporation ("Tyco
                   ---------                                               ----
Parent"), each of the lenders listed on the signature pages hereof or which
- ------
pursuant to Section 10.2 becomes a "Lender" hereunder (each individually, a
            ------------
"Lender" and collectively, "Lenders"), and GENERAL ELECTRIC CAPITAL CORPORATION,
- -------                     -------
a corporation organized under the banking laws of the State of New York, as agent hereunder for the Lenders (in such capacity, together with its successors in such capacity, "Agent").
                   -----


                                    RECITALS
                                    --------


          WHEREAS, Borrowers desire to borrow up to $35,000,000 in the aggregate from Lenders, and Lenders are willing to make certain loans and other financial accommodations in favor of Borrowers of up to such amount in the aggregate upon the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

          Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in Annex A and, for purposes of
                                                 -------
this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. Unless otherwise indicated, all references in this
   -------
Agreement to articles, sections, subsections, schedules, annexes, exhibits, and attachments shall refer to the corresponding articles, sections, subsections, schedules, annexes, exhibits, and attachments of or to this Agreement. All schedules, annexes, exhibits and attachments hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such schedules and annexes, all schedules and annexes referred to herein shall mean the schedules and annexes as in effect as of the Closing Date. The above Recitals shall be construed as part of this Agreement.

                                 ARTICLE 1

                           AMOUNT AND TERMS OF CREDIT

     SECTION 1.1.     Revolving Credit Advances.
                      -------------------------

          (a) Upon and subject to the terms and conditions hereof, each Lender severally agrees to make available, from time to time until the Commitment Termination Date, for each Borrower's use and upon the request of each Borrower therefor to Agent, advances (each, a "Revolving Credit Advance") in an aggregate
                                      ------------------------
principal amount at any time outstanding for all Borrowers up to but not exceeding the Revolving Credit Commitment of such Lender, provided that in no event shall (i) the aggregate principal amount of the Revolving Credit Loan plus all outstanding Letter of Credit Obligations exceed the Maximum Revolving Credit Commitment and (ii) the aggregate outstanding principal amount of the Revolving Credit Advances made by all Lenders to a Borrower exceed the Borrowing Availability of such Borrower. Each Borrower may from time to time borrow, repay and reborrow Revolving Credit Advances under this Section 1.1.
                                                        -----------

          (b) Each Borrower shall give Agent (which shall promptly notify Lenders) notice of each borrowing requested by such Borrower hereunder as provided in Section 1.1(c) and, subject to Section 1.15, on the date specified
            --------------                 ------------
for such borrowing each Lender shall make available the amount of the Revolving Credit Advance to be made by it to such Borrower on such date to Agent to such account of Agent as Agent may designate, in immediately available funds, for the account of such Borrower.

          (c) Each notice of a borrowing by a Borrower of a Revolving Credit Advance shall be given in writing (by telecopy, hand delivery, or U.S. mail) by such Borrower to Agent at its address at 501 Merritt Seven, Norwalk, Connecticut 06851, to the attention of Account Manager-Tyco or such other Person as may be designated in writing by Agent, Telephone No. (203) 840-4500, Telecopy No. (203) 840-4680, given no later than 11:00 a.m. (New York time) on the Business Day of the proposed Revolving Credit Advance requested by such Borrower. Each such notice of borrowing (a "Notice of Revolving Credit Advance") shall be
                        ----------------------------------
substantially in the form of Exhibit 1.1(a) hereto, specifying therein the
                             --------------
requested date, the amount of such Revolving Credit Advance, the Disbursement Account into which such Revolving Credit Advance shall be made, and such other information as may reasonably be required by Agent. Agent and Lenders shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Revolving Credit Advance believed by Agent to be genuine and to assume that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for Agent shall have actual knowledge to the contrary.

          (d) The Revolving Credit Advances made by each Lender to a Borrower shall be evidenced by a single promissory note of such Borrower for such Lender substantially in the form of Exhibit 1.1(d) hereto, dated the date hereof,
                             --------------
payable to such Lender in a maximum principal amount equal to the amount of its Revolving Credit Commitment as originally in effect and otherwise duly completed. The date and amount of each Revolving Credit Advance made by each Lender to a Borrower and each payment of principal with respect thereto shall be recorded on the books and records of such Lender, which books and records shall constitute prima facie evidence of the accuracy of the information therein
           ----- -----
recorded. The entire unpaid balance of the Revolving Credit Loan, together with accrued but unpaid interest thereon, shall be immediately due and payable on the Commitment Termination Date.

          (e) Each Borrower shall furnish to Agent and each Lender a Borrowing Base Certificate substantially in the form of Exhibit 1.1(e) hereto, completed
                                              --------------
and signed by the Chief Executive Officer or Chief Financial Officer of such Borrower, which sets forth a calculation of the Borrowing Base of such Borrower at the times and for the periods set forth in Annex E. Each Borrower agrees
                                              -------
that in making any Revolving Credit Advance to such Borrower hereunder Agent and each Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to Agent and the Lenders by such Borrower. Each Borrower further agrees that if such Borrower shall have failed to deliver a Borrowing Base Certificate to Agent and Lenders within the specified period, Lenders shall be under no obligation to make any further Revolving Credit Advances to (or incur any additional Letter of Credit Obligations for the account of) such Borrower until such time as such Borrowing Base Certificate is delivered to Agent and Lenders.

          (f) Each Borrower agrees that it shall be jointly and severally liable for all Obligations.

     SECTION 1.2.   Non-Funding Lender; Actions by Lenders.
                    --------------------------------------

          (a) The failure of any Lender (such Lender, a "Non-Funding Lender") to
                                                         ------------------
make any Revolving Credit Advance to be made by it on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other
                                                                         -----
Lender") of its obligation to make its Revolving Credit Advance on such date,
- ------
but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make a Revolving Credit Advance to be made by such Non-Funding Lender, and no Non-Funding Lender shall have any obligation to Agent or any Other Lender for the failure by such Non-Funding Lender. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Required Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

          (b) Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement, the Revolving Credit Notes or the other Loan Documents (including exercising any rights of offset) without first obtaining the prior written consent of Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement, the Revolving Credit Notes or the other Loan Documents shall be taken in concert and at the direction or with the consent of Agent and Required Lenders and not individually by a single Lender.

     SECTION 1.3.   Repayment; Termination of Commitment.
                    ------------------------------------

          (a) Borrowers hereby promise to pay to Agent, for the account of each Lender, the entire outstanding principal amount of the Revolving Credit Loan, and the Revolving Credit Loan shall mature, on the Commitment Termination Date.

          (b) In the event that the outstanding principal balance of the Revolving Credit Advances made to a Borrower shall at any time exceed the Borrowing Availability of such Borrower, such Borrower shall immediately repay the Revolving Credit Advances made to such Borrower in the amount of such excess. In the event that the aggregate principal amount of the Revolving Credit Loan, together with the outstanding Letter of Credit Obligations, shall at any time exceed the Maximum Revolving Credit Commitment, Borrowers shall immediately repay the Revolving Credit Loan in the amount of such excess; provided that if after payment in full of the Revolving Credit Loan there shall
- --------
continue to remain any such excess, then Borrowers shall immediately pay to Agent, for the ratable benefit of Lenders, cash or Cash Equivalents in an amount equal to such remaining excess to be held by Agent in a Cash Collateral Account pursuant to such documentation and on such terms as Agent shall require. In the event that the outstanding principal balance of the Revolving Credit Advances made to a Borrower plus the outstanding Letter of Credit Obligations of such Borrower shall at any time exceed the Borrowing Availability of such Borrower (without giving effect to any deduction of Letter of Credit Obligations as provided in such defined term), then such Borrower shall immediately repay the Revolving Credit Advances made to such Borrower until such excess is eliminated and if there shall remain any excess after repayment in full of the Revolving Credit Advances made to such Borrower, then such Borrower shall immediately pay to Agent, for the ratable benefit of Lenders, cash or Cash Equivalents in an amount equal to such remaining excess to be held by Agent in a Cash Collateral Account pursuant to such documentation and on such terms as Agent shall require.

          (c) Borrowers shall have the right at any time, upon ten (10) days' prior written notice to Agent, to terminate voluntarily the Revolving Credit Commitments of all (but not less than all) of

Lenders (in whole but not in part) without premium or penalty other than payment of the Termination Fee, if any. Upon such termination, Borrowers' right to receive Revolving Credit Advances and the benefit of Letter of Credit Obligations shall simultaneously terminate and Borrowers' obligation to pay the Non-Use Fee shall terminate, and notwithstanding anything to the contrary contained herein or in any Revolving Credit Note, the entire outstanding balance of the Revolving Credit Loan shall be immediately due and payable. On the date of such termination, Borrowers shall pay to Agent in immediately available funds all of the Obligations, including the Termination Fee, if any, and any accrued and unpaid interest, and make arrangements, in accordance with the terms and conditions of Annex G, with respect to any outstanding Letter of Credit
              -------
Obligations. Notwithstanding the foregoing, Borrowers may not voluntarily terminate the Revolving Credit Commitments unless concurrently therewith the commitments of the Global Lenders under each of the other Overall Facilities to provide financial accommodations thereunder are terminated and all obligations, contingent or otherwise, of the borrowers thereunder shall be paid in full in immediately available funds.

          (d) If the aggregate of the unpaid principal balance of the Revolving Credit Loan plus the outstanding Letter of Credit Obligations should at any time exceed the Maximum Revolving Credit Commitment or the unpaid principal balance of the Revolving Credit Advances owing by a Borrower shall exceed such Borrower's Borrowing Availability or any other excess balance described in
Section 1.3(b) shall occur, the excess balance shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits thereof and of the Loan Documents and shall, to the extent same are part of the Revolving Credit Advances, be evidenced by the Revolving Credit Notes.

          (e) Borrowers shall make prepayments on the outstanding principal amount of the Revolving Credit Loan and on the other Obligations in an amount equal to one hundred percent (100%) of the net proceeds of any sale or other disposition of any Collateral (other than (i) sales of Inventory in the ordinary course of business and (ii) other sales and dispositions of any Collateral permitted hereunder where the aggregate net proceeds thereof for all such sales and dispositions made in any Fiscal Year shall not exceed $100,000) or of the issuance by any Loan Party or any of its Subsidiaries (other than (i) any Subsidiaries which are borrowers under any other Overall Facilities, (ii) any other Foreign Subsidiaries of Tyco Parent which have credit facilities with Persons which are not Affiliates of any Loan Party or any Subsidiary thereof and
(iii) any Subsidiaries of any of such borrowers or other Foreign Subsidiaries) of any Indebtedness (other than Indebtedness permitted under any of clauses (a) through (m) of Section 6.3), in each instance contemporaneously with any such sale, other disposition or issuance. Subject to Section 8.4, such payments
                                                 -----------
shall be applied, without premium or penalty (except as
provided in Section 1.6(g)), against outstanding amounts under the Revolving
            --------------
Credit Loan, pro rata between the Revolving Credit Advances of each Borrower based upon the respective principal amounts thereof owing by each Borrower immediately prior to such prepayments (unless such Collateral was owned by a Borrower or such Indebtedness was issued by a Borrower, in which case such payment shall be applied first to the Revolving Credit Advances of such Borrower and then to the other Revolving Credit Advances), and after payment in full of the Revolving Credit Loan, to the other Obligations in such manner and order as Agent shall determine (or if all Lenders determine otherwise, as Lenders so determine). The foregoing shall not constitute a consent by Agent or any Lender to any sale or other disposition of Collateral or to any issuance of Indebtedness by a Loan Party or any of its Subsidiaries not otherwise expressly permitted hereunder.

          (f) Borrowers agree that, during a period of thirty (30) consecutive days occurring at any time between December 1 of each year (commencing December
1995) and April 30 of the immediately succeeding year, the outstanding principal balance of the Revolving Credit Loan shall be zero (0), and notwithstanding anything to the contrary contained in this Agreement, during such thirty (30) day period Borrowers shall prepay in full the Revolving Credit Loan, and shall not request, obtain or cause to be obtained any Revolving Credit Advances, in each instance, in order to comply with this provision.

          (g) All Obligations, including the Revolving Credit Loan and the Letter of Credit Obligations, shall be immediately due and payable, without notice, on the "Commitment Termination Date," as defined in, and pursuant to, the Receivables Funding Agreement.

     SECTION 1.4.   Use of Proceeds.  Borrowers shall use the proceeds of the
                    ---------------
Revolving Credit Loan for (i) the refinancing of certain outstanding Indebtedness as provided in Section 2.1(c), (ii) the payment of costs and
                            --------------
expenses of the financing transactions contemplated by this Agreement that are payable by Borrowers, and (iii) general working capital and other corporate purposes of Borrowers not prohibited by the terms of this Agreement and the other Loan Documents. Each Borrower agrees that it shall not borrow any Revolving Advances except to fulfill its immediate cash needs for such purposes.

     SECTION 1.5.   Letters of Credit.  Subject to the terms and conditions of
                    -----------------
this Agreement, each Borrower shall have the right to request, and Lenders agree to incur, Letter of Credit Obligations in accordance with the terms and conditions set forth in Annex G. Each Lender's participation obligations with
                        -------
respect to any Letter of Credit Obligations shall be set forth in Annex G.
                                                                  -------

     SECTION 1.6.   Interest.
                    --------

          (a) Each Borrower shall pay to Agent for the account of each Lender interest on the Revolving Credit Advances made to such Borrower at the following times: (i) with respect to Revolving Credit Advances bearing interest based upon the Index Rate, in arrears for the preceding calendar month, on the first day of each calendar month, commencing on March 1, 1995 and, with respect to each Fixed Rate Tranche, on the last day of the relevant Interest Period therefor and such earlier date that the Fixed Rate therefor in effect on the first day of such Interest Period is no longer applicable to all or a portion of such Fixed Rate Tranche but only for that portion of the Fixed Rate Tranche for which such Fixed Rate is no longer applicable; (ii) if not otherwise paid in full pursuant to clause (i) above, on the Commitment Termination Date; and (iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand. Whenever any payment to be made hereunder or under any other Loan Document or on any Revolving Credit Advance shall be stated to be due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day (Eurodollar Business Day with respect to a Fixed Rate Tranche), such payment shall be made and the last day of such Interest Period shall occur on the next succeeding Business Day (Eurodollar Business Day with respect to a Fixed Rate Tranche) and such extension of time shall in such case be included in computing interest on such payment; provided,
                                                                      --------
however, that if such extension would cause a payment of a Fixed Rate Tranche to
- -------
be made, or the last day of such Interest Period for a Fixed Rate Tranche to occur, in the next following calendar month, such payment shall be made and the last day of such Interest Period shall occur on the next preceding Eurodollar Business Day. Interest shall be calculated by Agent on a daily basis and on the basis of a three hundred sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. Each determination by Agent of an interest rate hereunder and each calculation of interest hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

          (b) Except as provided in paragraph (c) below, each Borrower shall be obligated to pay interest to Agent for the account of each Lender on the aggregate outstanding balance of the Revolving Credit Advances made to such Borrower from the date made until paid in full at a floating rate equal to the Index Rate in effect from time to time plus the Applicable Margin therefor.
                                       ----

          (c) Provided that no Default or Event of Default has occurred and is continuing, and subject to the terms and conditions set forth herein, each Borrower may elect in the manner provided in paragraph (d) below that the entire principal amount of the portion of the Revolving Credit Loan owing by such Borrower, or a part thereof (any such entire principal amount or part thereof, a "Fixed
 -----

Rate Tranche"), bear interest at a fixed rate (each such rate, a "Fixed Rate")
- ------------                                                      ----------
for such Interest Period as such Borrower shall select equal to the Adjusted LIBOR Rate (as in effect for such Interest Period) plus the Applicable Margin
                                                   ----
therefor; provided that (i) not more than two Interest Periods in the aggregate
          --------
for all Borrowers shall be in effect at any time with respect to the Revolving Credit Loan; (ii) each Fixed Rate Tranche shall be in a minimum principal amount of $1,000,000; (iii) no Interest Period shall extend beyond the Commitment Termination Date; (iv) Fixed Rate Tranches in respect of any Borrower's share of the Revolving Credit Loan shall be in amounts that such Borrower reasonably anticipates will not exceed the outstanding principal amount of the Revolving Credit Advances owing by such Borrower at any time during the Interest Period selected by such Borrower; and (v) the principal amount of the Fixed Rate Tranche to which any Interest Period relates shall not be reduced, by payment, prepayment or otherwise, prior to the last day of such Interest Period, unless such payment or prepayment is accompanied by payment of the amounts specified in paragraph (g) below.

          (d) Subject to the requirements set forth in paragraph (c) above, each Borrower may, by written notice to Agent delivered not later than the second full Eurodollar Business Day preceding the first day of any calendar month which commences an Interest Period selected by such Borrower in respect of a Fixed Rate, elect that a Fixed Rate Tranche with respect to any or all of the portion of the Revolving Credit Loan owing by such Borrower bear interest at a Fixed Rate. Each such notice (a "Notice of Fixed Rate Election") shall be
                            -----------------------------
substantially in the form of Exhibit 1.6(d) hereto and shall specify (i) the
                             --------------
amount of the Fixed Rate Tranche as to which such election is made and (ii) the duration of the Interest Period selected by the relevant Borrower with respect to such Fixed Rate Tranche. Agent and Lenders shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Fixed Rate Election believed by Agent to be genuine and to assume that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for Agent shall have actual notice to the contrary. In the event that a Borrower shall fail to give a new Notice of Fixed Rate Election with respect to any Fixed Rate Tranche in accordance with this paragraph (d) the entire principal amount of such Fixed Rate Tranche shall thereafter bear interest based upon the Index Rate as provided in paragraph (b) above, commencing with the last day of the Interest Period applicable thereto, unless and until such Borrower shall thereafter give a new Notice of Fixed Rate Election in accordance with this paragraph (d).

          (e) Upon the occurrence and during the continuation of any Default or Event of Default, (x) the interest rate applicable to principal on the Revolving Credit Advances shall be increased to the Default Rate and (y) interest on interest and other Obligations

(excluding principal on the Revolving Credit Advances) in default shall be charged at the Default Rate (unless such increase or charge is waived in writing by the Required Lenders) and shall be payable on demand.

          (f) Notwithstanding anything to the contrary set forth in this Section
                                                                         -------
1.6, if, at any time until payment in full of all of the Obligations, any rate
- ---
of interest payable hereunder exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such
                                            -------------------
event and so long as the Maximum Lawful Rate would be so exceeded, such rate of interest shall be equal to the Maximum Lawful Rate; provided, that if at any
                                                    --------
time thereafter any rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by each Lender hereunder is equal to the total interest which such Lender would have received had the interest rate or rates payable hereunder been (but for the operation of this Section 1.6(f)) the interest rate or rates payable since the Closing Date
     --------------
as otherwise provided in this Agreement. Thereafter, the interest rate or rates payable hereunder shall be the rate or rates of interest provided in Sections
                                                                     --------
1.6(a) through (e), unless and until any rate of interest again exceeds the
- ------         ---
Maximum Lawful Rate, in which event this Section 1.6(f) shall again apply.  In
                                         --------------
no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this Section 1.6(f), (x) if required by applicable law, such interest shall be
     --------------
calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made, and (y) if permitted by applicable law, Borrowers and Lenders shall (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, pro rate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term of this Agreement does not exceed the Maximum Lawful Rate. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.6(f), shall make a final determination that a Lender has
        --------------
received interest hereunder or under any of the Loan Documents in excess of the Maximum Lawful Rate, such Lender shall, to the extent permitted by applicable law, promptly apply such excess first to any lawful interest due and not yet paid hereunder, then to the outstanding principal of the Obligations, then to Fees and any other unpaid Obligations, and thereafter shall refund any excess to the relevant Borrower or as a court of competent jurisdiction may otherwise order.

          (g) In order to induce Lenders to fund and maintain any Fixed Rate Tranche at a Fixed Rate on the terms provided herein, and in consideration of the entering into by Lenders of funding arrangements from time to time in contemplation thereof, whether or not funded in the London interbank market, if any Fixed Rate Tranche is repaid in whole or in part on any day other than the last day of the Interest Period therefor (whether any such repayment is made pursuant to any provision of this Agreement or any other Loan Document or is the result of acceleration, by operation of law or otherwise), the relevant Borrower shall indemnify and hold harmless each Lender from and against and in respect of any and all losses, costs and expenses resulting from, or arising out of or imposed upon or incurred by such Lender by reason of the liquidation or reemployment of funds acquired or committed to be acquired by such Lender to fund or maintain such Fixed Rate Tranche at the Fixed Rate elected by such Borrower, pursuant to such Lender's customary funding arrangements. The amount of any losses, costs or expenses resulting in an obligation of such Borrower to make a payment pursuant to the foregoing sentence shall not include any losses attributable to a Lender's lost profit, but shall represent the excess, if any, of (x) such Lender's cost or deemed cost of obtaining funding for the amount necessary to fund or maintain its pro rata share of such Fixed Rate Tranche at
                                  --- ----
the Fixed Rate elected by such Borrower, pursuant to such Lender's customary funding arrangements, whether or not funded in the London interbank market, as reasonably determined by such Lender (which may be computed by any Lender on the basis of such funds having been borrowed at a rate equal to one percent (1%) over the interest rate on United States Treasury bills or notes with a maturity that most closely approximated the end of the relevant Interest Period as quoted by Telerate News Service (page 5) at the close of business on the first day of the Interest Period in respect of such Fixed Rate Tranche), over (y) the return such Lender would receive on its reemployment of such funds, as reasonably determined by each Lender (which, if such Lender's cost of obtaining funding is computed pursuant to the parenthetical to clause (x) above, may be computed by any Lender on the basis of its reinvestment of such funds in United States Treasury bills or notes with a maturity that most closely approximates the end of the relevant Interest Period, as quoted by Telerate News Service (page 5) at the close of business on the date of repayment of such Fixed Rate Tranche); provided, that if any Lender terminates any funding arrangements in respect of
- --------
its pro rata share of any such Fixed Rate Tranche, the amount of such losses,
    --- ----
costs and expenses shall also include the cost to such Lender of such termination. The determination of such amount by any Lender, when evidenced by a certificate from that Lender giving a reasonably detailed calculation of the amount of said cost, expense, claim, penalty, liability, loss, fee, damage or other charge, shall be presumed correct in the absence of manifest error.

          (h) In the event that the Adjusted LIBOR Rate for any Fixed Rate Tranche shall be determined based upon a category of liabilities referred to in the parenthetical in clause (ii) of such defined term (and not Regulation D) as a result of a Lender which is not organized under the laws of the United States or any State or Commonwealth thereof or the District of Columbia, then such Lender shall provide to the Borrowers an explanation of the reason for the use of such category of liabilities and the effect thereof on the calculation of the Adjusted LIBOR Rate; provided, however, that the failure
                                            --------  -------
of such Lender to provide such information to the Borrowers shall not affect the validity of the determination of the Adjusted LIBOR Rate.

     SECTION 1.7.   Eligible Inventory.  Based on the most recent Borrowing Base
                    ------------------
Certificate delivered by a Borrower to Agent and on other information available to Agent, Agent shall determine which Inventory of such Borrower shall be deemed to be "Eligible Inventory" of such Borrower for purposes of determining the amounts, if any, to be advanced to such Borrower under the Revolving Credit Loan.

     SECTION 1.8.   Fees.  As compensation for Agent's and Lenders' costs,
                    ----
skills, services and efforts incurred and expended in making the Revolving Credit Loan, and the Letters of Credit available to Borrowers, Borrowers, jointly and severally, agree to pay to Agent for its own account or the account of Lenders, as the case may be, the fees set forth in Annex D.
                                                      -------

     SECTION 1.9.   Cash Management System.  On or prior to the Closing Date,
                    ----------------------
Borrowers, Tyco Parent and each other Domestic Subsidiary of Tyco Parent will establish and maintain until the Termination Date, the cash management system described in Annex B.
             -------

     SECTION 1.10.  Receipt of Payments.  Borrowers shall make each payment
                    -------------------
under this Agreement not later than 1:00 p.m. (New York time) on the day when due in Dollars in immediately available funds to the Collection Account. For purposes of computing interest and Fees and determining the Borrowing Availability of any Borrower: (a) all payments (including cash sweeps) consisting of cash, wire, or electronic transfers in immediately available funds shall be deemed received by Agent upon deposit in the Collection Account and notice to Agent of such deposit; and (b) all payments consisting of checks, drafts, or similar non-cash items shall be deemed received upon receipt of good funds following deposit in the Collection Account (together with notice to Agent of such deposit). Subject to Section 1.15, each payment received by Agent under
                              ------------
this Agreement or any Revolving Credit Note for the account of any Lender shall be paid by Agent promptly to such Lender, in the same funds received, for application to the Revolving Credit Loan or other obligation in respect of which such payment is made.

     SECTION 1.11.  Pro Rata Treatment.  Except to the extent otherwise provided
                    ------------------
herein: (a) each Revolving Credit Advance (including any Revolving Credit Advance pursuant to Sec-
                    ----
tion 1.15(b)) shall be incurred and made by Lenders, pro rata according to the
- ------------                                         --- ----
amounts of their respective ratable portion of the Revolving Credit Commitments;
(b) each payment or prepayment of principal of the Revolving Credit Loan by any Borrower shall be made to Agent for the account of Lenders, and any payment of the Termination Fee shall be made to Agent for the account of Lenders, pro rata
                                                                       --- ----
in accordance with the respective unpaid principal amounts of the Revolving Credit Loan held by Lenders; (c) each payment of interest on the Revolving Credit Loan by any Borrower shall be made to Agent for the account of Lenders pro rata in accordance with the amounts of interest on the Revolving Credit Loan
- --- ----
then due and payable to Lenders; and (d) each payment of Non-Use Fees shall be made to Agent for the account of Lenders, pro rata according to the amounts of
                                          --- ----
their respective Revolving Credit Commitments.

     SECTION 1.12.  Application and Allocation of Payments.  Each Borrower
                    --------------------------------------
irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of such Borrower or any other Loan Party, and each Borrower irrevocably agrees that Agent and Lenders shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of such Borrower and in repayment of the Revolving Credit Advances and Letter of Credit Obligations owing by such Borrower as herein expressly provided or permitted or, if an Event of Default is continuing, as Lenders may deem advisable; provided, that the
                                                         --------
prepayments required or permitted under Section 1.3(e) shall be applied in the
                                        --------------
manner described in such Section. In the absence of a specific determination by all Lenders with respect thereto (which determination may be made without the consent of Borrowers only if an Event of Default is continuing) or unless otherwise expressly provided herein, the same shall be applied in the following order: (a) then due and payable Fees, expenses and other Obligations (including Revolving Credit Advances made by Agent in its capacity as Agent) owing by such Borrower to Agent; (b) then due and payable Fees and expenses of Lenders owing by such Borrower; (c) then due and payable interest payments owing by such Borrower; (d) Obligations to Lenders owing by such Borrower other than Fees, expenses and interest and principal payments; and (e) then due and payable principal payments on the Revolving Credit Loan owing by such Borrower; provided
                                                                        --------
that if any such payments are received from or on behalf of any Loan Party other than a Borrower or if an Event of Default shall occur and be continuing, such payments shall be applied to the Obligations in such manner and order as Agent shall determine (or if all Lenders determine otherwise, as all such Lenders so determine). Except as otherwise provided in this Agreement, if after payment in full of all then due and payable Obligations, there shall remain with Agent any excess monies received from or on behalf of any Borrower, then Agent shall promptly return same to the relevant Borrower. Agent, on behalf of Lenders, is authorized to, and at its option may, make or cause to be made Revolving Credit Advances by Lenders on behalf of a

Borrower for payment of all Fees, expenses, charges, costs, principal, interest, or other Obligations then due and payable by such Borrower under this Agreement or any of the Loan Documents, even if the making of such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan, together with the outstanding Letter of Credit Obligations, to exceed the Maximum Revolving Credit Commitment or the outstanding principal balance of the Revolving Credit Advances owing by a Borrower to exceed such Borrower's Borrowing Availability, in which case the terms of Section 1.3(d) shall apply.
                                                   --------------

     SECTION 1.13.  Non-Receipt of Funds by Agent.  Unless Agent shall have been
                    -----------------------------
notified by a Lender or by a Borrower (in either case, "Payor") prior to the
                                                        -----
date on which such Payor is to make payment to Agent of (in the case of a Lender) the proceeds of a Revolving Credit Advance to be made by such Lender hereunder or (in the case of a Borrower) a payment to Agent for account of one or more of Lenders hereunder (such payment being herein called the "Required
                                                                    --------
Payment"), which notice shall be effective upon receipt by Agent, that such
- -------
Payor does not intend to make the Required Payment to Agent, Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if such Payor has not in fact made the Required Payment to Agent, the recipient(s) of such payment shall, on demand, repay to Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by Agent until the date Agent
- -------------
recovers such amount, at a rate per annum equal to the Index Rate in effect from time to time plus the Applicable Margin and, if such recipient(s) shall fail promptly to make such payment, Agent shall be entitled to recover such amount, on demand, from such Payor, together with interest as aforesaid; provided, that
                                                                 --------
if neither the recipient(s) nor such Payor shall return the Required Payment to Agent within three (3) Business Days of the Advance Date, then, retroactively to the Advance Date, such Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment (without duplication) as follows:

          (a) if the Required Payment shall represent a payment to be made by a Borrower to Lenders, such Borrower and the recipient(s) shall (without duplication) each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Default Rate (and, in case the recipient(s) shall return the Required Payment to Agent, without limiting the obligation of the Borrower hereunder to pay interest to such recipient(s) at the Default Rate in respect of the Required Payment); and

          (b) if the Required Payment shall represent proceeds of a Revolving Credit Advance to be made by Lenders to a Borrower, such Payor and Borrower shall (without duplication) each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate of interest provided for such Required Payment pursuant hereto (and, in case such Borrower shall return the Required Payment to Agent, without limiting any claim the Borrower may have against Payor in respect of the Required Payment).

Nothing in this Section 1.13 or elsewhere in this Agreement or the other Loan
                ------------
Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that a Borrower may have against any Lender as a result of any default by such Lender hereunder.

     SECTION 1.14.  Sharing of Payments, Etc.
                    -------------------------

          (a) Each Borrower agrees that, in addition to (and without limitation
of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (but subject, as between Lenders, to the provisions of Section 1.2(b)), to offset balances held by it for
                              --------------
the account of such Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's pro rata
                                                                       --- ----
portion of the Revolving Credit Loan (including any Revolving Credit Advances deemed made by such Lender under Section 1.15(b)) or any other amount payable to
                                 ---------------
such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify such Borrower and Agent thereof; provided, that such Lender's failure to give
                                 --------
such notice shall not affect the validity thereof.

          (b) If any Lender shall obtain from a Borrower payment of any principal of or interest on the pro rata portion of the Revolving Credit Loan
                                --- ----
owing to it or payment of any other amount under this Agreement, any Revolving Credit Note held by it, or any other Loan Document through the exercise of any right of setoff, banker's lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Revolving Credit Loan or such other amounts then due hereunder or thereunder by such Borrower to such Lender than the percentage received by any other Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in (or, if and to the extent specified by such Lender, direct interests in) the Revolving Credit Loan or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal
                                --- ----
of and/or interest on the Revolving Credit Loan or such other amounts, respectively, owing to each of Lenders. Amounts received by Agent under this
Section 1.14(b) shall be treated as a payment by the relevant Borrower under
- ---------------
Section 1.12.  To such end all Lenders shall make appropriate adjustments among
- ------------
themselves (by the resale of any participation sold or otherwise) if such payment is rescinded or must otherwise be restored.

          (c) Each Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise, in a manner consistent with
Section 1.14(a), all rights of setoff, banker's lien, counterclaim or similar
- ---------------
rights with respect to such participation as fully as if such Lender were a direct holder of the Revolving Credit Loan or other amounts (as the case may be) owing to such Lender in the amount of such participation. Any Lender which so exercises any right of setoff shall notify the relevant Borrower and Agent of such exercise; provided that the failure to do so shall not affect the validity
               --------
of such setoff.

          (d) Nothing contained herein shall require any Lender to exercise any right as against a Borrower as described in this Section 1.14 or shall affect
                                                 ------------
the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of such Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff or right as against a Borrower to which this Section 1.14 applies, such Lender shall, to the extent
                       ------------
practicable, assign such rights to Agent for the benefit of Lenders and, in any event, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section 1.14 to share
                                                          ------------
in the benefits of any recovery on such secured claim.

     SECTION 1.15.  Settlement Procedures.
                    ---------------------

          (a) The Revolving Credit Loan balance may fluctuate from day to day from Agent's disbursement of funds to, and receipt of funds from, Borrowers. In order to minimize the frequency of transfers of funds between Agent and Lenders, Revolving Credit Advances may be made by Agent and payments in respect thereof will be settled according to the procedures set forth in this Section 1.15.
                                                              ------------
Notwithstanding these procedures, each Lender's obligation to fund its portion of any Revolving Credit Advance made to a Borrower will commence on the date such Revolving Credit Advances are made. Such payments will be made by each Lender without setoff, counterclaim or reduction of any kind.

          (b) Notwithstanding anything to the contrary contained in this Agreement, Agent may elect, at its sole option, to fund the entire amount of any Revolving Credit Advance requested by a Borrower. In the event Agent makes such election, such Revolving Credit Advance made by Agent shall be deemed, and shall constitute, as of the date of making thereof, a Revolving Credit Advance made by each Lender to such Borrower in an amount equal to such Lender's pro rata share thereof, and each Lender shall be obligated to
                 --- ----
deliver to Agent such share of such Revolving Credit Advance on the Weekly Settlement Date in accordance with the procedure for weekly settlement set forth in Section 1.15(c) or as otherwise provided in Section 1.15(d). Notwithstanding
   ---------------                             ---------------
anything to the contrary contained in this Agreement, for purposes of calculating interest payable to any Lender (a) Agent shall be deemed a "Lender" with respect to any outstanding Revolving Credit Advances funded by Agent, and
(b) the amount of Revolving Credit Advances of any Lender that are outstanding on any day shall be equal to the amount of such Lender's Revolving Credit Advances outstanding on such day excluding any Revolving Credit Advances that have been funded entirely by Agent with respect to which such Lender has not funded its pro rata share.
           --- ----

          (c) Each Lender shall settle with Agent, upon Agent's request, on the third Business Day of each week (or on such other day of the week as may be designated from time to time by Agent) in each successive week (the "Weekly
                                                                     ------
Settlement Date"), on the net Revolving Credit Advances and payments since the
- ---------------
date of the last settlement. On each Weekly Settlement Date, prior to 10:00 a.m. (New York time), Agent shall notify each Lender by telephone or by telex, telecopy or other form of teletransmission, of such Lender's pro rata share of
                                                             --- ----
the outstanding Revolving Credit Advances and the amount of the payment necessary to adjust such Lender's outstanding Revolving Credit Advances to such Lender's pro rata share of such Revolving Credit Advances as of such Weekly
         --- ----
Settlement Date (on a net basis taking into account any funds in the Collection Account which Agent determines are available). Any such payment shall be made by the party from which such payment is due to the other party, in same day funds, not later than 1:00 p.m. (New York time) on such Weekly Settlement Date. If any Lender shall, for any reason, not settle with Agent within one Business Day after the Weekly Settlement Date, such Lender agrees to pay and Borrowers agree to repay, severally, to Agent forthwith on demand the amount due Agent on such Weekly Settlement Date together with interest thereon for each day from such Weekly Settlement Date until the day such amount is paid to Agent, at (i) in the case of such Lender, the Index Rate in effect for the first three (3) days for which such amount remains unpaid and thereafter at the rate then in effect with respect to Revolving Credit Advances pursuant to Section 1.6 hereof,
                                                             -----------
and (ii) in the case of a Borrower, the rate then in effect with respect to Revolving Credit Advances pursuant to Section 1.6 hereof. If such Lender shall
                                      -----------
pay to Agent such corresponding amount, such amount so paid shall constitute such Lender's Revolving Credit Advance and, if both such Lender and Borrower shall have paid and repaid, respectively, such corresponding amount, Agent shall promptly pay over to such Borrower such corresponding amount in same day funds, but such Borrower shall remain obligated for all interest thereon.

          (d) As an alternative to the weekly settlement provided for in Section
                                                                         -------
1.15(c), Agent may elect at its sole option, to use the following same day
- -------
settlement procedure for borrowings of Revolving Credit Advances. Prior to 12:00 noon (New York time) on any date specified for a borrowing of a Revolving Credit Advance in a Notice of Revolving Credit Advance, Agent may notify each Lender by telephone or by telex, telecopy or other form of teletransmission, of the requested Revolving Credit Advance. Not later than 2:00 p.m. (New York time) on the date of such proposed Revolving Credit Advance, each Lender shall make available to Agent, in same day funds, to such account of Agent as Agent may designate, such Lender's pro rata share of such Revolving Credit Advance.
                         --- ----
Notwithstanding the foregoing, to the extent that there are available funds in the Collection Account, Agent may, at Agent's discretion, notify each Lender that such Lender's obligation to make available to Agent same day funds as provided in the preceding sentence shall be satisfied to the extent of its pro
                                                                           ---
rata share out of such funds in the Collection Account, or such portion of such
- ----
funds as Agent shall indicate are to be applied to fund such Revolving Credit Advance.

     SECTION 1.16.  Accounting.  Agent will provide a monthly accounting of
                    ----------
transactions under the Revolving Credit Loan to Borrowers. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrowers in all respects as to all matters reflected therein, unless a Borrower, within sixty (60) days after the date any such accounting is rendered, shall notify Agent in writing of any objection which such Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items (the "disputed items") expressly objected to in
                                      --------------
such notice shall be deemed to be disputed by Borrowers. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Agent and Lenders in all respects as to all matters reflected therein, unless Agent or any Lender, within sixty (60) days after the date any such accounting is rendered, shall notify Borrower and, if notice is being given by a Lender, Agent in writing of any objection or change to such accounting; in which case Borrowers shall be entitled to dispute such objection or change in the manner provided above within the foregoing sixty (60) day period (which period shall commence on the date Borrowers are notified of such objection or change). Agent's determination in good faith, based upon the facts available, of any disputed item shall (absent manifest error) be final, binding and conclusive on Borrowers.

     SECTION 1.17.  Indemnity.
                    ---------

          (a) Each Loan Party shall, jointly and severally, indemnify and hold Agent, each Lender and their respective Affiliates, officers, directors, employees, attorneys and agents (each, an "Indemnified Person"), harmless from
                                           ------------------
and against any and all suits, actions, costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") which
                                                                -----
may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended under this Agreement or any other Loan Document, the use or intended use of proceeds of Revolving Credit Advances, or otherwise arising in connection with the transactions contemplated hereunder and thereunder, including any and all Environmental Liabilities and Costs and regardless of whether the Indemnified Person is a party to such Claim; provided,
                                                                       --------
that no Loan Party shall be liable for any indemnification to such Indemnified Person with respect to any portion of any such Claim which results solely from such Indemnified Person's gross negligence, bad faith or willful misconduct as determined by a final judgment of a court of competent jurisdiction and no Loan Party shall be liable under this Section 1.17(a) for any lost profits of any Lender. The relevant Indemnified Person shall give Tyco Parent prompt written notice of any Claim asserted against it by a third party (other than a Claim for which the Loan Parties have no indemnity obligations as described in the proviso to the first sentence of this Section 1.17(a)) setting forth a description of those elements of such Claim of which such Indemnified Person has knowledge.
The Loan Parties shall have the right at their sole cost and expense at any time during which such Claim is pending to select counsel to defend and settle any such Claim so long as (i) in any such event the Loan Parties shall have stated in a writing delivered to the applicable Indemnified Person that, as between the Loan Parties and such Indemnified Person, the Loan Parties are responsible to such Indemnified Person with respect to such Claim (except to the extent expressly set forth in the proviso to the first sentence of this Section 1.17(a)), (ii) the counsel selected by the Loan Parties shall be reasonably acceptable to the relevant Indemnified Person and (iii) no Loan Party shall settle any such Claim without the prior written consent of the relevant Indemnified Person (which consent shall not be unreasonably withheld or delayed); provided, however, that if an Indemnified Person shall have been advised by its counsel that there are legal defenses available to such Indemnified Person that are different from or additional to those available to any of the Loan Parties which, in the reasonable opinion of such counsel, are sufficient to make it undesirable for the same counsel to represent both such Indemnified Person and any of the Loan Parties, such Indemnified Person shall have the right to employ its own counsel in such action, and in such event, the reasonable fees and disbursements of such counsel shall be paid by the Loan Parties. If the Loan Parties shall fail to assume the defense of any Claim in accordance with the terms of this indemnity, the relevant Indemnified Person shall have the right to select counsel and control the defense of such Claim; provided, however, that no Indemnified Person shall settle any such Claim without the prior written consent of Tyco Parent, which consent shall not be unreasonably withheld or delayed. With respect to any Claim for which the Loan Parties are entitled to select counsel, each Indemnified Person shall have the right, at its expense, to participate in the defense of such Claim. In the event that, with respect to any Claim, more than one Indemnified Person shall be permitted hereunder to select counsel to defend such Claim at the expense of the Loan Parties and shall decide to do so, then all such Indemnified Persons shall select the same counsel to defend such Indemnified Persons with respect to such Claim; provided, however, that if any such Indemnified Person shall in its reasonable opinion consider that the retention of one joint counsel as aforesaid shall result in a conflict of interest, such Indemnified Person may, at the expense of the Loan Parties, select its own counsel to defend such Indemnified Person with respect to such Claim. Lenders, Agent and the Loan Parties and their respective counsel shall cooperate with each other in all reasonable respects in any investigation, trial and defense of any such Claim and any appeal arising therefrom. NEITHER AGENT NOR ANY LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THE LOAN DOCUMENTS, THE USE OR INTENDED USE OF PROCEEDS OF REVOLVING CREDIT ADVANCES OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY. The foregoing provision in favor of any Indemnified Person shall be in addition to any rights that such Indemnified Person may have at common law or otherwise, including, but not limited to, any right to contribution.

In any suit, proceeding or action brought by Agent or Lenders relating to any Account, Chattel Paper, Contract, General Intangible, Instrument, Equipment or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Borrowers shall, jointly and severally, save, indemnify and keep Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by a Borrower or other Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from a Borrower or other Loan Party, all such obligations of a Borrower or other Loan Party shall be and remain enforceable against, and only against, such

Borrower or other Loan Party and shall not be enforceable against Agent or Lenders.

          (b) Borrowers hereby acknowledge and agree that neither Agent nor any Lender (as of the date hereof) (i) is now or has ever been in control of any of the Real Property or the affairs of any Borrower, any other Loan Party or any Subsidiary thereof, and (ii) has the capacity through the provisions of the Loan Documents to influence the conduct of any Borrower, any other Loan Party or any Subsidiary thereof with respect to the ownership, operation or management of any of the Real Property.

     SECTION 1.18.  Access.  Each Loan Party shall (and shall cause each of its
                    ------
Subsidiaries to) at such Person's expense (except for clause (c) below, which shall be at Borrowers' expense except to the extent provided otherwise in such clause (c)): (a) provide access during normal business hours to Agent and each Lender and any of their respective officers, employees, representatives, consultants and agents, as frequently as Agent or any Lender determines to be appropriate, upon reasonable advance notice (unless a Default shall have occurred and be continuing, in which event no notice shall be required and Agent and each Lender shall have access at any and all times), to the properties and facilities of such Loan Party or any of its Subsidiaries; (b) permit Agent and each Lender and any of their officers, employees, representatives, consultants and agents to inspect, audit and make extracts from all of such Loan Party's and its Subsidiaries' records, files and books of account; and (c) permit Agent on behalf of Lenders or any representatives, consultants or agents of Agent to conduct audits to inspect, review and evaluate the Collateral (such audits, at the expense of any Borrower, not to exceed (x) four times in any Fiscal Year for all Loan Parties in the aggregate with respect to audits of inventory by Gordon Brothers Partners, Inc. or other independent inventory auditors and (y) four times in any Fiscal Year for all Loan Parties in the aggregate with respect to other audits, unless an Event of Default has occurred in which case such limits shall not apply; it being understood that the foregoing limits shall not prohibit Agent from conducting additional audits at its expense), and such Loan Party agrees to render to Agent and each Lender and their representatives, consultants and agents at such Loan Party's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Each Loan Party shall, and shall cause each of its Subsidiaries to, make available to Agent and each Lender and their respective counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with federal, state
                                        --- -----
and local and foreign regulatory agencies, and other instruments and documents which Agent or any Lender may request which are in the possession or control of any Loan Party or any of its Subsidiaries or any of their respective accountants and other advisors. Each Loan Party shall deliver any document or instrument reasonably necessary for Agent or any Lender, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for such Loan Party or its Subsidiaries, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Loan Party. Each Loan Party shall instruct its and its Subsidiaries' independent certified public accountants and its banking and other financial institutions to make available to Agent and each Lender such information and records as Agent and each Lender may reasonably request.

     SECTION 1.19.  Taxes.
                    -----

          (a) Any and all payments by or on behalf of any Borrower or other Loan Party hereunder or under any Revolving Credit Note or other Loan Document, shall be made, in accordance with this Section 1.19, free and clear of and without
                                 ------------
deduction or withholding for any and all present or future Taxes. If any Borrower or other Loan Party shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Revolving Credit Note or other Loan Document to Agent or any Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 1.19) Agent or such Lender receives
                                   ------------
an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Borrower or other Loan Party shall make such deductions and withholdings, and (iii) such Borrower or other Loan Party shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

          (b) In addition, each Borrower agrees, jointly and severally, to pay any present or future intangible personal property, stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Revolving Credit Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the other Loan Documents or any other matter contemplated by this Agreement (hereinafter referred to as "Other Taxes").
                                       -----------

          (c) Each Borrower shall, jointly and severally, indemnify and pay, within ten (10) days of demand therefor, Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 1.19) paid by Agent or
                                               ------------
such Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

          (d) Within thirty (30) days after the date of any such payment of Taxes or Other Taxes, the relevant Loan Party shall furnish to Agent or such Lender, at its address referred to in Section 11.9, the original or a certified
                                      ------------
copy of a receipt evidencing payment thereof.

          (e) If any Lender subsequently receives from a taxing authority a refund of any Tax or Other Tax previously paid by a Borrower and for which such Borrower has indemnified such Lender pursuant to this Section 1.19, such Lender
                                                      ------------
shall within thirty (30) days after receipt of such refund, and to the extent permitted by applicable law, pay to such Borrower the net amount of any such refund after deducting taxes and expenses attributable thereto.

          (f) Without prejudice to the survival of any other agreement of any Loan Party under this Agreement or any other Loan Document, the agreements and obligations of the Loan Parties contained in this Section 1.19 shall survive the
                                                  ------------
Termination Date.

     SECTION 1.20.  Additional Costs.
                    ----------------

          (a) Each Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender for any costs that it reasonably determines are attributable to the maintenance by such Lender, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change relating to Taxes, reserves, deposits or similar requirements or any other conditions affecting this Agreement or the financial accommodations provided or committed to be provided hereunder or (ii) implementing after the date hereof any risk-based capital guideline or other capital requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued (or heretofore issued but not required to be complied with as of the date hereof) by any Governmental Authority in respect of such Lender's Revolving Credit Commitment or Revolving Credit Advances hereunder (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender to a level below that which such Lender could have achieved but for such law, regulation, interpretation, directive or request).

          (b) Each Lender will furnish to the relevant Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under this Section 1.20. Determinations and allocations by any
                        ------------
Lender for purposes of this Section 1.20 of the effect of any Regulatory Change
                            ------------
pursuant to or of capital maintained pursuant to this Section 1.20, on its costs
                                                      ------------
or rate of return of maintaining its Revolving Credit Commitment or

Revolving Credit Advances, and of the amounts required to compensate such Lender under this Section 1.20, shall be conclusive and binding absent manifest error.
           ------------


                                   ARTICLE 2

                              CONDITIONS PRECEDENT

     SECTION 2.1.   Conditions to the Initial Revolving Credit Advance and the
                    ----------------------------------------------------------
Initial Letter of Credit Obligation.  Notwithstanding any other provision of
- -----------------------------------
this Agreement and without affecting in any manner the rights of Agent or any Lender hereunder, Borrowers shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and Agent and Lenders shall not be obligated to make any Revolving Credit Advance or to incur any Letter of Credit Obligations or to take, fulfill, or perform any other action hereunder, until the following conditions have been fulfilled to the satisfaction of Agent (and to the extent specified below, of Lenders):

          (a) This Agreement or counterparts thereof shall have been duly executed by, and delivered to, Borrowers, Tyco Parent, Agent and each Lender.

          (b) Agent and Lenders shall have received such documents, instruments, certificates, opinions and agreements as Agent shall reasonably request in connection with the transactions contemplated by this Agreement, including in any event all documents, instruments, agreements and other materials listed in the Schedule of Closing Documents attached as Annex C hereto, each in form and
                                              -------
substance satisfactory to Agent and Required Lenders.

          (c) Agent shall have received evidence satisfactory to Agent that all Indebtedness and other obligations of Tyco Parent and its Subsidiaries under the Existing Credit Agreement and related documents (as in effect immediately prior to the Closing Date) will be performed and paid in full from the proceeds of the initial Revolving Credit Advance and the initial sale of Accounts under the Receivables Sale Agreements and all Liens upon any of the property (including any cash collateral) of Tyco Parent and its Subsidiaries in favor of the lender or lenders thereunder (or agent therefor) shall be terminated and released immediately upon such payment and Agent and such lender or lenders (or agent therefor) shall have entered into an escrow or other agreement in form and substance satisfactory to Agent providing for the release and termination of all such Liens, termination of the Existing Credit Agreement and acknowledgment of payment in full of all outstanding Indebtedness and other obligations under or relating to the Existing Credit Agreement.

          (d) Agent shall have received evidence satisfactory to Agent that the Loan Parties have obtained consents, approvals and acknowledgments of all Persons whose consents, approvals and acknowledgments may be required, including all requisite Governmental Authorities, to the terms and to the execution and delivery of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

          (e) Agent shall have received evidence satisfactory to Agent that the insurance policies provided for in Section 3.19 and Annex F are in full force
                                   ------------     -------
and effect, together with appropriate evidence showing a loss payable and/or additional insured clauses or endorsements, as appropriate, in favor of Agent and Lenders and in form and substance satisfactory to Agent.

          (f) All of the borrowing base assets supporting the financial accommodations to be provided under the Overall Facilities on the Closing Date after giving effect to the amount, if any, of the reserves to be established thereunder on the Closing Date (including reserves established in respect of letter of credit obligations, if any) shall be sufficient in value, on a pro
                                                                         ---
forma basis after giving effect to the payment of all anticipated closing
- -----
expenditures, whether or not then paid, as determined by Agent, and without any material deterioration of trade payables, to provide the borrowers under such Overall Facilities with unused borrowing base availability of not less than $12,500,000.

          (g) Payment in immediately available funds by Borrowers to Agent for its account and the account of Lenders, as the case may be, of all Fees and reasonable costs and expenses of closing (including fees and expenses of consultants and counsel to Agent presented as of the Closing Date), against which will be credited certain amounts heretofore paid by Tyco Parent to GE Capital as and to the extent provided in the Commitment Letter.

          (h) No action, proceeding, investigation, audit, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority (i) which, if successful, would have a Material Adverse Effect, or (ii) to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or any of the other Loan Documents or any of the other Overall Facilities or the consummation of the transactions contemplated hereby or thereby and which, in Agent's sole judgment exercised in good faith, would make it inadvisable to consummate the transactions contemplated by this Agreement or any of the other Loan Documents or any of the other Overall Facilities.

          (i) Agent, in its sole judgment, shall not have determined that: (i) Tyco Parent or any other Loan Party has made any Restricted Payment since September 30, 1994 other than as set forth on Schedule 3.5; (ii) any material
                                              ------------
increase in liabilities,
liquidated or contingent, of Tyco Parent or any of its Subsidiaries, or any material decrease in the assets of Tyco Parent or any of its Subsidiaries (other than normal recurring seasonal changes in the foregoing consistent with prior years' experience), shall have occurred since September 30, 1994; (iii) except as set forth on Schedule 3.5, any Material Adverse Effect (or with respect to
                ------------
any of Tyco Parent's Subsidiaries which are not Loan Parties, material adverse change in the business, operations, financial condition or prospects of such Person or the industry in which it operates), shall have occurred since September 30, 1994 (it being understood that the financial results described in Tyco Parent's press release of October 25, 1994 shall not constitute such a Material Adverse Effect or material adverse change so long as Agent shall have determined, after due diligence, that the results described therein reflect completely and accurately, in all material respects, the actual results for the period covered); or (iv) the results of operations of Tyco Parent and each of its Subsidiaries for the period commencing September 30, 1994 and ending on the Closing Date are materially different from the projected results of each such Person's operations for such period as indicated in the Projections.

          (j) Agent and each Lender shall be reasonably satisfied with the corporate, capital, tax, legal and management structure and cash management systems of Tyco Parent and the other Loan Parties and any Subsidiary thereof, and shall be satisfied, in its sole judgment, with the nature and status of all contractual obligations, securities, labor, tax, ERISA, employee benefit, environmental, health and safety matters, in each case, involving or affecting any such Person. In connection therewith, Agent and its Affiliates shall have completed, with results reasonably satisfactory to Lenders, such business and legal due-diligence of Tyco Parent and the other Loan Parties and any Subsidiary thereof as Agent may require including, without limitation, satisfactory review by Agent's field examiners or attorneys, as applicable, of Tyco Parent's and the other Loan Parties' accounts receivable, assets, inventory, financial controls and records, contracts (including, without limitation, stockholder agreements, Licenses and debt and equity agreements), leases, pension funds, organizational or governing documents, environmental compliance, indebtedness, legal and capital structure, liabilities, tax position and a liquidation analysis. Agent and its Affiliates shall have had reasonable and continuing access to any material it deems necessary to monitor the loans to be made hereunder, including access to Tyco Parent's independent public accountants. Agent shall be satisfied with the structure and the tax effect of the transactions contemplated by this Agreement.

          (k) Manufacturing, Industries and the Receivables Funding Subsidiary shall have entered into the Receivables Funding Documents (which documents shall be satisfactory to Agent) and shall have satisfied all conditions set forth in
Article III of the

Receivables Funding Agreement and the Receivables Funding Documents shall be in full force and effect.

          (l) Each of the Persons intended to be parties to the Canadian Credit Agreement and the UK Credit Agreement (which agreements shall be satisfactory to Agent) shall have executed and delivered such agreements, all conditions to the Global Lenders thereunder providing any financial accommodations under such agreements shall have been satisfied and such credit agreements shall be in full force and effect.

          (m) Agent and Lenders shall have obtained a pro forma balance sheet of each Borrower, Industries and Tyco Parent as of the Closing Date after giving effect to the transactions contemplated on the Closing Date under this Agreement and the Receivables Funding Documents in form and substance reasonably satisfactory to the Agent.

          (n) (i) Agent shall be satisfied that there shall have been no material adverse change in the value of the assets of those Loan Parties which were the subject of an appraisal conducted by Gordon Brothers Partners, Inc. at the request of GE Capital and (ii) Lenders shall have obtained appraisals in form and substance reasonably acceptable to Lenders reflecting asset values of the Loan Parties at levels acceptable to Lenders. The appraisals shall be performed by appraisers retained by Tyco Parent and reasonably acceptable to Lenders.

          (o) Agent shall be satisfied that as of the Closing Date (i) the cash and cash equivalents of Tyco Parent and its Subsidiaries (free of all Liens) shall be at least $13,000,000 and (ii) there shall have been no deterioration in the accounts payable and accrued expenses of Tyco Parent and its Subsidiaries from that reflected in Tyco Parent's quarterly financial statements as at and for the period ended September 30, 1994.

          (p) Agent shall be satisfied that, as of the Closing Date, Tyco Parent, each other Loan Party and each Subsidiary thereof shall be in compliance in all material respects with all material agreements and all federal, state and local and foreign laws and regulations including labor and environmental laws and regulations and ERISA, and shall have obtained all waivers, consents, approvals or withholding of objections necessary or appropriate in connection with the transactions contemplated by this Agreement and the facilities provided hereunder.

          (q) Should any Lender have so required, as of the Closing Date, Tyco Parent shall have provided at its expense an environmental review and audit report (as to its consolidated properties), with results reasonably acceptable in form and substance to such Lender, from an independent environmental firm acceptable to such Lender. As of the Closing Date, Tyco Parent shall have provided to Lenders copies of all existing environmental reviews and audits, as well as other information pertaining to material actual or potential environmental claims with respect to Tyco Parent and the other Loan Parties of which they are aware.

          (r) Tyco Parent and Lenders shall have agreed to a mutually acceptable capital expenditure budget with respect to Tyco Parent and its Subsidiaries.

          (s) As of the Closing Date, Agent and Lenders shall be reasonably satisfied with all transfer pricing of Tyco Parent and its Subsidiaries and that arrangements shall have been completed for a tax treaty exemption in connection with the cross border facilities affecting any Loan Party or any of its Subsidiaries, or the Loan Parties and the relevant Subsidiaries shall have agreed to absorb incremental withholding of cross border tax, if any. Additionally, Agent shall have received, in form and substance reasonably satisfactory to Agent, copies of all tax sharing agreements involving Tyco Parent or any of its Subsidiaries.

          (t) Agent shall be satisfied that, as of the Closing Date, the transactions contemplated by this Agreement shall be in compliance with all applicable laws and regulations (including, without limitation, each state in which any Loan Party is located or organized), and there shall be no legal impediment to any of Lenders making loans or other extensions of credit contemplated by this Agreement in any applicable jurisdiction.

          (u) Agent shall be satisfied with the arrangements relating to the purchase, sale and shipment by each Borrower of Inventory and shall have received an agreement in form and substance satisfactory to Agent from Industries pursuant to which Industries would agree that (i) with respect to any Inventory sold by any Borrower to Industries, such Inventory shall at no time be shipped directly to Industries (other than the shipment in any Fiscal Year of Inventory having an aggregate value not exceeding $100,000 which is used by sales personnel of Industries in promoting the sale of such Inventory or by Industries in toy fairs and its toy showrooms) but rather, such Inventory shall be required to be shipped directly to third party customers at the direction of Industries (and for its account) and (ii) from and after the occurrence of a "Termination Event" under and as defined in the Receivables Funding Agreement, upon the direction of Agent (which determination Agent may make in its sole discretion), each Borrower shall have the right, without any obligation or liability to Industries, to ship or cause to be shipped (either by itself or by its representatives or agents) Inventory of such Borrower directly to third party customers rather than to (or for the account of) Industries and in connection therewith, Industries will cooperate with each Borrower to effectuate same (including, without limitation, by providing each Borrower with its customer lists and unfilled sale orders).

     SECTION 2.2.  Further Conditions to Each Revolving Credit Advance and Each
                   ------------------------------------------------------------
Letter of Credit Obligation.  It shall be a further condition to the funding of
- ---------------------------
the initial and each subsequent Revolving Credit Advance and the incurrence of the initial and each subsequent Letter of Credit Obligation, if any, that the following statements shall be true on the date of each such funding, advance or incurrence, as the case may be:

          (a) Each Loan Party's representations and warranties contained herein or in any of the Loan Documents shall be true and correct in all material respects on and as of the Closing Date and the date on which each such Revolving Credit Advance is made or any Letter of Credit Obligation, if any, is incurred, as appropriate, as though made on or incurred on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date and except for changes therein permitted or contemplated by this Agreement.

          (b) No event shall have occurred and be continuing, or would result from the making of any Revolving Credit Advance or the incurrence of any Letter of Credit Obligation, as the case may be, which constitutes or would constitute a Default or an Event of Default.

          (c) After giving effect to any such Revolving Credit Advance or the incurrence of any such Letter of Credit Obligation, as the case may be, the aggregate principal amount of the Revolving Credit Advances made to the appropriate Borrower shall not exceed the Borrowing Availability of such Borrower and there shall be no requirement under Section 1.3(b) to prepay any Revolving Credit Advance or provide cash collateral.

          (d) There shall not have occurred a Material Adverse Effect which shall not have been cured or waived in writing by Required Lenders.

          (e) Each of the conditions set forth in Section 2.1(a) through Section
                                                  --------------         -------
2.1(e) shall continue to be satisfied by the Loan Parties as of such date.
- ------

The request and acceptance by any Borrower of the proceeds of any Revolving Credit Advance, and the request by any Borrower for the incurrence by Lenders of Letter of Credit Obligations, as the case may be, shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by such Borrower that the conditions in this Section 2.2 have been satisfied and
                                             -----------
(ii) a confirmation by such Borrower of the granting and continuance of Agent's and Lenders' Liens pursuant to the Collateral Documents.

                                 ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     To induce Agent and Lenders to enter into this Agreement, Tyco Parent and each Borrower, jointly and severally, represents and warrants to Agent and Lenders (which representations and warranties under Sections 3.25 and 3.26 shall
                                                    -------------     ----
be continuously made during the term of this Agreement and all such other representations and warranties shall be made on the Closing Date and made or deemed made at such other times as provided hereunder (including without limitation, as provided in Section 2.2) that:
                           -----------

     SECTION 3.1.   Existence; Compliance with Law.  Each Loan Party and each of
                    ------------------------------
its Subsidiaries: (a) is a corporation or partnership, as appropriate, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for those foreign jurisdictions where the failure to be duly qualified to do business or in good standing would not have a Material Adverse Effect); (b) has the requisite corporate or partnership authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (c) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (except where the failure to have such licenses, permits, consents or approvals or make such filings or give such notices would not have a Material Adverse Effect); (d) is in compliance with its articles or certificate of incorporation and bylaws or partnership agreement and other organizational documents, as appropriate; and (e) is in compliance with all applicable provisions of law (except where the failure to be in compliance would not have a Material Adverse Effect).

     SECTION 3.2.   Executive Offices; Collateral Locations; Corporate or Other
                    -----------------------------------------------------------
Names.  The current locations of each Borrower's executive office, principal
- -----
place of business, corporate offices, all warehouses and premises within which any Collateral is stored or located, and the locations of all of each Borrower's records concerning the Collateral are set forth in Schedule 3.2 and, except as
                                                   ------------
set forth in Schedule 3.2, such locations have not changed during the preceding
             ------------
twelve months.  During the prior five years, except as set forth in Schedule
                                                                    --------
3.2, no Borrower has been known as or used any corporate, fictitious or trade
- ---
name.

     SECTION 3.3.   Power; Authorization; Enforceable Obligations.  The
                    ---------------------------------------------
execution, delivery and performance by each Loan Party of this

Agreement and the other Loan Documents to which it is a party and the creation by such Loan Party of all Liens provided for herein and therein: (a) are within such Loan Party's corporate or partnership power, as appropriate; (b) have been duly authorized by all necessary corporate, partnership and shareholder or partner action; (c) are not in contravention of any provision of such Loan Party's articles or certificate of incorporation, bylaws, partnership agreement or other organizational documents; (d) will not violate any law or regulation, or any order or decree of any Governmental Authority; (e) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any Subsidiary thereof is a party or by which any Loan Party or any Subsidiary thereof or any of its property is bound; (f) will not result in the creation or imposition of any Lien upon any of the property of any Loan Party or any Subsidiary thereof other than those in favor of Agent or Lenders, all pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(d), all
                                                           --------------
of which will have been duly obtained, made or complied with prior to the Closing Date and which are in full force and effect. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of the Loan Parties intended to be party thereto and each shall then constitute a legal, valid and binding obligation of such Loan Parties, enforceable against such Loan Parties in accordance with its terms subject, as to enforceability, to bankruptcy, reorganization, insolvency and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity. The execution, delivery and performance by each Obligor of the documentation to which it is a party with respect to each of the Overall Facilities and by Manufacturing, Industries and the Receivables Funding Subsidiary of the Receivables Funding Documents (a) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any Subsidiary thereof is a party or by which any such Person or any of its property is bound,
(b) will not result in the creation or imposition of any Lien upon any property of any Obligor or any of its Subsidiaries other than those in favor of the Global Lenders or their respective agents and (c) do not require the consent or approval of any Governmental Authority or any other Person, except for those which have been duly obtained, made or complied with prior to the Closing Date and which are in full force and effect.

     SECTION 3.4.   Financial Statements and Projections.  Tyco Parent has
                    ------------------------------------
delivered the Financials and Projections identified in Schedule 3.4 (which
                                                       ------------
Projections are attached hereto as

Exhibit 3.4), and each of such Financial and Projection complies with the
- ------------
description thereof contained in Schedule 3.4.
                                 ------------

     SECTION 3.5.   Material Adverse Change.  As of the date hereof, no Loan
                    -----------------------
Party or Subsidiary thereof has any material obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the audited December 31, 1993 balance sheet of Tyco Parent and its Subsidiaries, except for those which were incurred or entered into in the ordinary course of such Loan Party's or Subsidiary's business. As of the date hereof, there has been no material deviation from the Projections provided to Lenders. Except as otherwise permitted hereunder or as set forth in Schedule 3.5, no Restricted Payment has
                                       ------------
been made since September 30, 1994, and no shares of Stock of any Loan Party or any of its Subsidiaries have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by any Loan Party or any of its Subsidiaries. Except as set forth in Schedule 3.5, since September 30, 1994, no
                                      ------------
event has occurred which would result in a Material Adverse Effect (it being understood that the financial results described in Tyco Parent's press release of October 25, 1994 shall not constitute a Material Adverse Effect so long as Agent shall have determined, after due diligence, that the results described therein reflect completely and accurately, in all material respects, the actual results for the period covered).

     SECTION 3.6.   Ownership of Property; Liens.  The real estate listed in
                    ----------------------------
Schedule 3.6 as such Schedule may, with respect to this sentence, be updated
- ------------
from time to time without the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders constitutes all of the Real Property owned, leased (other than Real Property leased, as lessee, where the annual rental payments are less than $150,000), or used in each Loan Party's and its Subsidiaries' business (it being understood and agreed that if Schedule 3.6
                                                               ------------
shall be updated as aforesaid to reflect the ownership by Tyco Parent, any of its Domestic Subsidiaries or any Additional Loan Party that is a Guarantor of a fee interest in Real Property (other than a fee interest purchased with a purchase money mortgage permitted hereunder which prohibits another Lien thereon, but only so long as the Indebtedness owing on such mortgage remains unpaid), Agent may require that the owner grant in favor of Agent a Mortgage thereon and execute and deliver or cause to be executed and delivered to Agent the type of documents, instruments and other material required by Section 3 of Annex C, all in form and substance satisfactory to Agent). Each Loan Party and
- -------
each of its Subsidiaries holds (a) good and marketable fee simple title to all Real Property owned by it and described in Schedule 3.6, (b) valid and
                                           ------------
marketable leasehold interests in all of such Person's Leases (both as lessor and lessee, sublessee or assignee) described in Schedule 3.6, and (c) good and
                                                ------------
marketable title to, or valid leasehold interests in, all of its other properties and assets. None of the properties and assets of the Loan Parties and their

Subsidiaries are subject to any Liens, except Liens permitted by Section 6.7.
                                                                 -----------
Each Loan Party and its Subsidiaries has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Loan Party's or Subsidiary's right, title and interest in and to all such real estate and other assets or property. Except as described in Schedule 3.6, (a) no Loan Party nor
                                            ------------
any of its Subsidiaries nor, to any Loan Party's knowledge, any other party to any such Lease described in Schedule 3.6 is in default of its obligations
                            ------------
thereunder or has delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such Lease (in each instance with respect to any such Lease (other than the Leases of the leased properties in Beaverton and Rivergate, Oregon) where the termination of such Lease would reasonably be expected to have a Material Adverse Effect); (b) no Loan Party nor any of its Subsidiaries either owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any Real Property owned or leased by a Loan Party or any of its Subsidiaries except as set forth in
Schedule 3.6 as such Schedule may, with respect to this clause (b), be updated
- ------------
from time to time without the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders; and (c) no portion of any Real Property owned or leased by any Loan Party or any of its Subsidiaries has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored to good operating condition, except as notified by Borrowers to Agent and Lenders in writing. All material permits required to have been issued or appropriate to enable the Real Property to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect. No Foreign Subsidiary of Tyco Parent owns any real or personal property in the United States. Neither Tyco Parent nor any of its Domestic Subsidiaries owns any tangible real or personal property located outside the United States.

     SECTION 3.7.   Restrictions; No Default; Material Contracts.  No contract,
                    --------------------------------------------
lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its properties or assets is bound or affected and no provision of any charter, corporate restriction, applicable law or governmental regulation has resulted in or will result in a Material Adverse Effect. No Loan Party nor any of its Subsidiaries is in material default and, to each Loan Party's knowledge, no third party is in material default, under or with respect to any material contract, agreement, lease or other instrument to which any Loan Party or any of its Subsidiaries is a party. No Default has occurred and is continuing. Schedule 3.7, as
                                                      ------------
supplemented from
time to time by written disclosures to the Agent, sets forth a complete and accurate list of all Material Contracts of each Loan Party and any Subsidiary thereof. Tyco Parent and each of its Subsidiaries is in compliance in all material respects with (i) all material license agreements to which it is a party or bound by, (ii) its obligations to make royalty payments to other Persons and (iii) the terms and conditions of its insurance coverage and policies therefor.

     SECTION 3.8.   Labor Matters.  Except as set forth in Schedule 3.8, there
                    -------------                          ------------
are no material strikes or other labor disputes against any Loan Party or any of its Subsidiaries that are pending or, to any Loan Party's knowledge, threatened. Hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters which would have a Material Adverse Effect. All material payments due from any Loan Party or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of such Loan Party or Subsidiary. Except as set forth in Schedule
                                                                       --------
3.8, no Loan Party nor any of its Subsidiaries has any material obligation under
- ---
any collective bargaining agreement, management agreement, or any employment agreement, and a correct and complete copy of each agreement listed on Schedule
                                                                       --------
3.8 has been provided to Agent.  There is no material organizing activity
- ---
involving any Loan Party or any of its Subsidiaries pending or, to any Loan Party's knowledge, threatened by any labor union or group of employees. Except as set forth in Schedule 3.14, there are no material representation proceedings
                -------------
pending or, to any Loan Party's knowledge, threatened with the National Labor Relations Board or any similar Governmental Authority, and no labor organization or group of employees of any Loan Party or any of its Subsidiaries has made a pending demand for recognition, and, there are no material complaints or charges against any Loan Party or any of its Subsidiaries pending or threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Loan Party or any of its Subsidiaries of any individual.

     SECTION 3.9.   Ventures, Subsidiaries and Affiliates; Outstanding Stock and
                    ------------------------------------------------------------
Indebtedness.  No Loan Party nor any of its Subsidiaries has any Subsidiaries
- ------------
other than those Subsidiaries set forth on Schedule 3.9 as such Schedule may be
                                           ------------
updated from time to time without the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders to reflect changes permitted under Sections 6.1 or 6.2 in Subsidiaries of Tyco Parent and its Subsidiaries and,
- ------------    ---
except as set forth in Schedule 3.9, as such Schedule may be updated from time
                       ------------
to time without the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders to reflect changes permitted under Sections 6.1
                                                                  ------------
or 6.2 in joint ventures, partnerships and equity interests, no Loan Party
   ---
nor any of its Subsidiaries is engaged in any joint venture or partnership with any other Person or has any equity interest in any other Person. The Stock of each Loan Party (other than Tyco Parent) and of any Subsidiary thereof owned by each of the stockholders thereof named in Schedule 3.9 constitutes all of the
                                          ------------
issued and outstanding Stock of such Persons and all such Stock is duly and validly issued, fully paid and non-assessable. Schedule 3.9 as updated from
                                                ------------
time to time as permitted above lists the name of each Subsidiary of Tyco Parent, its jurisdiction of organization, the number of authorized and outstanding shares or interest of Stock of such Subsidiary and the owners of such Stock. Except as set forth in Schedule 3.9, there are no outstanding
                                    ------------
rights to purchase stock, options, warrants or similar rights, agreements or plans pursuant to which any Loan Party or any of its Subsidiaries may be required to issue, sell or purchase any Stock or other equity security (other than any of the foregoing created, entered into or issued by Tyco Parent after the date hereof solely with respect to the issuance or sale by Tyco Parent of its common stock). Schedule 3.9 lists all Indebtedness of each Loan Party and
                    ------------
its Subsidiaries as of the Closing Date.

     SECTION 3.10.  Government Regulation.  No Loan Party nor any Subsidiary
                    ---------------------
thereof (a) is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended; (b) is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state or foreign statute that restricts or limits such Person's ability to incur Indebtedness, pledge its assets, or to perform its obligations hereunder or under any other Loan Document, and, with respect to any Borrower, the making of the Revolving Credit Advances and the incurrence of the Letter of Credit Obligations, in each case by Lenders, the application of the proceeds and repayment thereof by Borrowers, and the consummation of the transactions contemplated by this Agreement and the other Loan Documents, will not constitute a violation by any Loan Party or any Subsidiary thereof (or to the knowledge of each Loan Party, by any other Person) of any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     SECTION 3.11.  Margin Regulations.  No Loan Party or any Subsidiary thereof
                    ------------------
is engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of any Revolving Credit Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. No Loan Party nor any Subsidiary thereof will take or permit to be taken any action which might cause any Loan Document or any document or instrument delivered pursuant hereto or thereto to violate any regulation of the Board of Governors of the Federal Reserve Board.

     SECTION 3.12.  Taxes.  All federal, state, local and foreign tax returns,
                    -----
reports and statements, including information returns (Form 1120-S) required to be filed by any Loan Party or any Subsidiary thereof, have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Each Loan Party and each Subsidiary thereof has paid when due and payable all material Charges required to be paid by it. Proper and accurate amounts have been withheld by each Loan Party and each Subsidiary thereof from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Schedule 3.12, as such Schedule may, with respect to
                           -------------
this sentence, be updated from time to time without (except as provided below) the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders, sets forth those taxable years for which any of the tax returns of any Loan Party or any Subsidiary thereof are currently being audited by the IRS or any other applicable Governmental Authority; and any assessments or threatened assessments in connection with such audit or otherwise currently outstanding (it being understood and agreed that any update of Schedule 3.12 as aforesaid with
                                               -------------
respect to any material assessment or threatened assessment shall require the prior written consent of the Required Lenders). Except as described in Schedule
                                                                        --------
3.12, as such Schedule may, with respect to this sentence, be updated from time
- ----
to time without the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders, no Loan Party nor any Subsidiary thereof has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Except as described in Schedule 3.12,
                                                                 -------------
as such Schedule may, with respect to this sentence, be updated from time to time without the consent of Agent or Lenders by Borrowers in a writing delivered to Agent and Lenders, none of the property owned by any Loan Party or any Subsidiary thereof is property which is required to treat as being owned by any other Person pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of IRC Section 168(h). No Loan Party nor any Subsidiary thereof has agreed or been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise. No Loan Party nor any Subsidiary thereof has any obligation under any written tax sharing agreement except as described in Schedule 3.12.
                       -------------

     SECTION 3.13.  ERISA.
                    -----

          (a) Schedule 3.13 lists all Qualified Plans maintained or contributed
              -------------
to by any Loan Party, any Subsidiary thereof or any ERISA Affiliate, and separately identifies the Title IV Plans, Multi-employer Plans, multiple employer plans subject to Section 4064 of ERISA, nonqualified Pension Plans, and Retiree Welfare Plans. IRS determination letters regarding the qualified status under IRC Section 401 of each Qualified Plan (other than Multi-employer Plans) have been received as of the dates listed in Schedule 3.13. Each of the
                                             -------------
Qualified Plans (other than Multi-employer Plans) has subsequently been amended to comply with the Tax Reform Act of 1986 and to make other necessary or desirable changes. To the knowledge of each Loan Party, the Qualified Plans (other than Multi-employer Plans) as amended continue to qualify under Section 401 of the IRC, the trusts created thereunder continue to be exempt from tax under the provisions of IRC Section 501(a), and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Qualified Plan (other than Multi-employer Plans) so amended will be submitted to the IRS for a determination letter as to the ongoing qualified status of the Plan under the IRC within the applicable IRC Section 401(b) remedial amendment period for the Tax Reform Act of 1986; and each such Plan shall be amended, including retroactive amendments, as required during such determination letter process to maintain the qualified status of such Plans. To the knowledge of each Loan Party, each Plan (other than Multi-employer Plans) is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of all reports required under the IRC or ERISA which are true and correct in all material respects as of the date filed, and all required contributions and benefits have been paid in accordance with the provisions of each such Plan. Neither any Loan Party, any Subsidiary thereof nor any ERISA Affiliate, with respect to any Qualified Plan (other than Multi-employer Plans), has failed to make any contribution or pay any amount due as required by IRC
Section 412 or Section 302 of ERISA.  Except as set forth on Schedule 3.13, with
                                                             -------------
respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed $0 and will not exceed $1,000,000 at any time after the date hereof; with respect to Pension Plans, other than Qualified Plans and the unfunded Pension Plans listed in Schedule 3.13, and Multi-employer Plans, the present value of
                -------------
the liabilities for current participants thereunder using interest assumptions described in IRC Section 411(a)(ii) does not exceed $0 and will not exceed $1,000,000 at any time after the date hereof. No Loan Party nor any Subsidiary thereof has engaged in a prohibited transaction, as defined in IRC Section 4975 or Section 406 of ERISA, in connection with any Plan which would subject any Loan Party or any Subsidiary thereof (after giving effect to any exemption) to a material tax on prohibited transactions imposed by IRC Section 4975 or any other material liability.

          (b) Except as set forth in Schedule 3.13:  (i) no Title IV Plan has
                                     -------------
any Unfunded Pension Liability and will not have any such liability in excess of $1,000,000 after the date hereof; (ii) no ERISA Event or event described in
Section 4062 (e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur which in either case would be material; (iii) there are no pending, or to the knowledge of each Loan Party, any material threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) any fiduciary with respect to any Plan or (z) any Loan Party, any Subsidiary thereof or any ERISA Affiliate with respect to any Plan; (iv) no Loan Party, Subsidiary thereof or any ERISA Affiliate has incurred or reasonably expects to incur any material Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under
Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multi-employer Plan; (v) within the last five (5) years no Loan Party, Subsidiary thereof or any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no Plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by IRC Section 4980B and at the sole expense of the participant or the beneficiary of the participant); (vii) each Loan Party, any Subsidiary thereof and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of IRC Section 4980B and the proposed or final regulations thereunder; and (viii) no liability under any Plan (other than a Multi-employer Plan) has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

     SECTION 3.14.  No Litigation.  Except as set forth in Schedule 3.14, no
                    -------------                          -------------
action, claim or proceeding is now pending or, to the knowledge of each Loan Party, threatened against any Loan Party or any Subsidiary thereof, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators (a) which challenges any such Person's right, power, or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) which is reasonably likely to result in a Material Adverse Effect. To the knowledge of each Loan Party, there does not exist a state of facts which is reasonably likely to give rise to such proceedings. Except as set forth in Schedule 3.14,
                                                                 -------------
no Loan Party is a party to any consent decree.

     SECTION 3.15.  Brokers.  No broker or finder acting on behalf of any Loan
                    -------
Party or any Subsidiary thereof brought about the obtaining, making or closing of the credit extended pursuant to this Agreement or the transactions contemplated by the Loan Documents or the other Overall Facilities or the transactions contemplated thereby and no Loan Party or any Subsidiary thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     SECTION 3.16.  Patents, Trademarks, Copyrights and Licenses. Except as
                    --------------------------------------------
otherwise set forth in Schedule 3.16, each Loan Party and each of its
                       -------------
Subsidiaries owns all licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with, for other than common law trademarks and copyrights, United States Patent and Trademark Office application or registration numbers (or similar information for foreign registration or applications), where applicable, in Schedule 3.16, and will be updated by Borrowers or Tyco Parent not less often
   -------------
than once a calendar quarter to reflect any change therein. Each Loan Party and each of its Subsidiaries conducts business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement could not have or result in a Material Adverse Effect. Except as set forth in Schedule 3.16, to each Loan
                                                 -------------
Party's knowledge, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of any Loan Party or any Subsidiary thereof.

     SECTION 3.17.  Full Disclosure.  No information contained in this
                    ---------------
Agreement, the other Loan Documents, the Financial or any written statement furnished by or on behalf of any Loan Party or any Affiliate thereof pursuant to the terms of this Agreement or any other Loan Document, which has previously been delivered to Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections (including the Projections) furnished by or on behalf of Tyco Parent or any Borrower and made available to Agent or any Lender relating to the financial condition, operations, business, properties or prospects of any Borrower or other Loan Party or any Subsidiary thereof (a) all facts stated as such therein are true and complete in all material respects, (b) all facts upon which the forecasts or projections therein contained are based are true and complete in all material respects and no material fact was omitted therefrom,

(c) all assumptions made on that basis are reasonable under the circumstances and are disclosed therein, and (d) the forecasts or projections are reasonably based on those facts and assumptions. With respect to any such forecasts or projections made available to Agent or any Lender after the Closing Date, the foregoing clauses (a) through (d) shall be true and correct in all respects as of the date of such projections or forecasts.

     SECTION 3.18.  Hazardous Materials.  Except in the case of routine
                    -------------------
operations in the ordinary course of business in compliance with applicable permits issued by a Governmental Authority, the Real Property is free of any Hazardous Material. Except as set forth in Schedule 3.18, there are no existing
                                            -------------
or potential environmental liabilities of any Loan Party or any of its Subsidiaries of which any Loan Party, after due inquiry, has knowledge, which could result in Environmental Liabilities and Costs in excess of $50,000 individually or $300,000 in the aggregate for Tyco Parent and its Subsidiaries. Except as set forth in Schedule 3.18, no Loan Party nor any of its Subsidiaries
                       -------------
has caused or suffered to occur any Release at, under, above or within any Real Property or any other real property which could expose such Person to any actual or potential liability in excess of $50,000 and the aggregate actual or potential liabilities of Tyco Parent and its Subsidiaries with respect to all such Releases does not exceed $300,000. No Loan Party nor any of its Subsidiaries is involved in operations which are reasonably likely to lead to the imposition of any liability under the Environmental Laws in excess of $500,000 or any Lien on it, or any owner of any premises which it occupies, under the Environmental Laws, and no Loan Party nor any of its Subsidiaries has permitted any tenant or occupant of such premises to engage in any such activity.

     SECTION 3.19.  Insurance Policies.  Schedule 3.19 lists all insurance of
                    ------------------   -------------
any nature maintained as of the Closing Date for current occurrences by each Loan Party and its Subsidiaries. Such insurance complies with and shall at all times comply with the standards set forth in Annex F.
                                             -------

     SECTION 3.20.  Deposit and Disbursement Accounts.  Schedule 3.20 lists all
                    ---------------------------------   -------------
banks and other financial institutions at which any Loan Party maintains deposits and/or other accounts and/or post office lock boxes, including the Disbursement Accounts, the Concentration Account and the Blocked Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

     SECTION 3.21.  Solvency.  Each Loan Party is solvent and will not become
                    --------
insolvent after giving effect to the transactions contemplated by this Agreement and the Receivables Funding Documents. Tyco Parent, each Borrower and Industries, after giving effect to the transactions contemplated by this Agreement and the

Receivables Funding Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

     SECTION 3.22.  Inactive Subsidiaries.  The aggregate book value of the
                    ---------------------
assets (other than intercompany receivables existing on the Closing Date) of all Inactive Subsidiaries does not exceed $3,000,000. The Inactive Subsidiaries do not owe indebtedness (other than intercompany indebtedness existing on the Closing Date set forth on Schedule 3.22 hereto and intercompany indebtedness
                          -------------
incurred after the Closing Date that is permitted to be incurred under Section
                                                                       -------
6.3) in excess of $2,500,000 in the aggregate for all the Inactive Subsidiaries
- ---
(all of which is existing on the Closing Date and, with respect to any such indebtedness owing to any Person in excess of $75,000, is set forth on Schedule
                                                                       --------
3.22 hereto) nor do any of the Inactive Subsidiaries conduct any business or
- ----
other activity.  No assets of any Inactive Subsidiary are subject to any Liens.

     SECTION 3.23.  Existing Credit Agreement.  The Existing Credit Agreement in
                    -------------------------
the form when executed as of June 3, 1992 was in effect on August 15, 1992 without any amendment or modification thereto. Schedule 3.23 hereto sets forth
                                                -------------
for each of the defined terms "Guarantor", "Credit Party", "Designated Subsidiary", "Inactive Subsidiary" and "Subsidiary Guarantor" (all of which are defined terms from the Existing Credit Agreement) those Subsidiaries of Tyco Parent which immediately prior to the Closing Date were included under each such defined term. No Foreign Subsidiary of Tyco Parent granted a Lien in any of its assets (other than capital stock of its Subsidiaries) to any lender (or agent therefor) under the Existing Credit Agreement. All of the capital stock of the Subsidiaries of Tyco Parent which immediately prior to the Closing Date were pledged as collateral under the Existing Credit Agreement (other than the capital stock of the borrowers under the other Overall Facilities and their respective Subsidiaries which are pledged under such facilities) are pledged as collateral to Agent under the Stock Pledge Agreement or, with respect to the pledge by certain individuals of shares of capital stock of certain Foreign Subsidiaries of Tyco Parent, under a similar pledge agreement by such individuals in favor of Agent. No Foreign Subsidiaries of Tyco Parent entered into any "Bank Agency Agreements" (as defined in the Existing Credit Agreement) pursuant to the Existing Credit Agreement.

     SECTION 3.24.  Subordinated Debt.
                    -----------------

          (a) The Obligations of Tyco Parent and of any Loan Party which is a guarantor of any of the notes issued pursuant to the Tyco Parent Senior Subordinated Note Indenture are "Senior Indebtedness of the Company" and "Senior Indebtedness of a Guarantor" as such terms are defined in such indenture, subject, with respect to interest, to the provisos contained in such terms. The payment of the obligations of the Loan Parties under such notes or any guarantees of such notes are, subject to the aforesaid provisos, junior and subordinate to the payment of the Obligations of such Loan Parties.

          (b) The Obligations of Tyco Parent constituting money borrowed, any guaranties given by Tyco Parent with respect to money borrowed and any interest, sums, obligations and liabilities with respect to the foregoing are "Senior Debt" as such term is defined in the First Chicago Notes. The payment of the obligations of Tyco Parent under such notes are junior and subordinate to the payment of the foregoing Obligations of Tyco Parent.

     SECTION 3.25.  Promissory Notes and Pledge.  Each loan or advance, now
                    ---------------------------
existing or hereafter made, permitted to be made hereunder by Tyco Parent or any of its Domestic Subsidiaries or an Additional Loan Party that is a Guarantor to Tyco Parent or any of its Subsidiaries and each intercompany payable now or hereafter owing to Tyco Parent or any of its Domestic Subsidiaries or an Additional Loan Party that is a Guarantor is evidenced by a promissory note, in form and substance satisfactory to Agent, which note is pledged to Agent pursuant to the Note Pledge Agreement whereby Agent has obtained a first priority perfected Lien in such promissory notes.

     SECTION 3.26.  Certain Accounts and Inventory.  All accounts purchased by
                    ------------------------------
Industries from Manufacturing are purchased free and clear of any and all adverse claims, including any Liens in favor of Agent; it being understood and agreed that without the prior written consent of Agent, no such Lien by Agent in any such accounts shall be released for any such purchase. All Inventory purchased by Manufacturing and Industries are purchased free and clear of any and all adverse claims, including any Liens in favor of Agent.


                                   ARTICLE 4

                      FINANCIAL STATEMENTS AND INFORMATION

     SECTION 4.1.   Reports and Notices.  Tyco Parent and each Borrower
                    -------------------
covenants and agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Agent and each Lender the Financial Statements, Projections and notices at the times and in the manner set forth in Annex E.
- -------

     SECTION 4.2.   Communication with Accountants.  Tyco Parent (for itself and
                    ------------------------------
each other Loan Party and its Subsidiaries) authorizes Agent and each Lender to communicate with its and each other Loan Party's and Subsidiary's independent certified public accountants and authorizes those accountants to make available to Agent and each Lender any and all financial statements and other supporting financial documents and schedules with respect to the business, financial condition and other affairs of Tyco Parent and each Subsidiary thereof, in each instance, provided that Agent or such Lender shall
(i) give Tyco Parent prior notice of each intended communication with such accountants and of each request to have such accountants make available to Agent or such Lender any such financial information and material and (ii) permit a representative of Tyco Parent to be present at any such communication or making available of financial information and material. At or before the Closing Date, Tyco Parent shall deliver a letter (the "Accountant's Letter") addressed to such
                                         -------------------
accountants instructing them to make available to Agent and Lenders such information and records as Agent and Lenders may reasonably request and to otherwise comply with the provisions of this Article 4. After the Closing Date,
                                             ---------
if Tyco Parent or any other Loan Party or any Subsidiary thereof engages the services of accountants other than Deloitte & Touche, it shall deliver a letter addressed to such accountants containing the same terms and provisions as the Accountant's Letter.


                                   ARTICLE 5

                             AFFIRMATIVE COVENANTS

     Tyco Parent covenants and agrees (for itself and each of the other Loan Parties and any Subsidiary thereof) that, unless Required Lenders shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     SECTION 5.1.   Maintenance of Existence and Conduct of Business.  Tyco
                    ------------------------------------------------
Parent shall (and shall cause each of its Subsidiaries to): (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or partnership existence, as appropriate, and its rights and franchises (except for the dissolution, liquidation or merger of Inactive Subsidiaries and other Subsidiaries of Tyco Parent permitted under Sections
                                                                   --------
6.1(b) or (c)); (b) continue to conduct its business substantially as now
- ------    ---
conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its material Intellectual Property, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;
(d) keep and maintain its Equipment and Fixtures in good operating condition sufficient for the continuation of such Person's business conducted on a basis consistent with past practices and shall provide or arrange for all maintenance and service and all repairs necessary for such purpose;

and (e) transact business only under the names set forth in Schedule 3.2 (unless
                                                            ------------
the relevant Borrower shall provide Agent with not less than 30 days prior written notice of such Borrower's use of another name and takes such actions as Agent may reasonably request in connection therewith (including, without limitation, to execute such UCC financing statements as Agent may reasonably request)).

     SECTION 5.2.   Payment of Charges and Claims.  Tyco Parent shall (and shall
                    -----------------------------
cause each of its Subsidiaries to) pay and discharge in accordance with the terms thereof, (A) all Charges imposed upon it or its income and profits, or any of its property (real, personal or mixed), and (B) all lawful claims for labor, materials, supplies and services or otherwise, which if unpaid might by law become a Lien on its property; provided, that Tyco Parent or any such Subsidiary
                               --------
shall not be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof
(i) no Event of Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence,
(iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding unless the full amount of such Charge or claim is covered by insurance satisfactory in all respects to Agent, and (vi) Tyco Parent or such Subsidiary, as appropriate, shall promptly pay or discharge such contested Charges and all additional charges, interest penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Tyco Parent or such Subsidiary, as appropriate.

     SECTION 5.3.   Books and Records.  Tyco Parent shall (and shall cause each
                    -----------------
of its Subsidiaries to) keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial.

     SECTION 5.4.   Litigation.  Tyco Parent and/or a Borrower shall notify
                    ----------
Agent and each Lender in writing, promptly upon learning thereof, of any litigation, Claim or other action commenced or threatened against Tyco Parent or any of its Subsidiaries, and of the institution against any such Person of any suit or administrative proceeding which (a) is reasonably likely to involve an amount in excess of $100,000 individually or (to the extent litigation, Claims or other actions are related) in the aggregate or (b) is reasonably likely to result in a Material Adverse Effect if adversely determined.

     SECTION 5.5.   Insurance.
                    ---------

          (a) Tyco Parent shall, at its (or any of its Subsidiaries') sole cost and expense maintain or cause to be maintained with respect to each Loan Party and its Subsidiaries, the policies of insurance in such amounts and as otherwise described in Annex F. Tyco Parent and/or a Borrower shall notify Agent promptly
             -------
of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline, except as specified otherwise in Annex F. Tyco Parent and each
                                                  -------
Borrower (for itself and the other Loan Parties and its Subsidiaries) hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent on behalf of Lenders. Tyco Parent and each Borrower (for itself and the other Loan Parties and its Subsidiaries) irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as such Person's true and lawful agent and attorney in-fact for the purpose of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of such Person on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. In the event Tyco Parent and/or a Borrower or other Subsidiary of Tyco Parent at any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent or Lenders, without waiving or releasing any Obligations or Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent or Lenders deem advisable. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable, on demand, by Tyco Parent and Borrowers (which liability is joint and several) to Agent on behalf of Lenders and shall be additional Obligations hereunder secured by the Collateral, provided, that if and to the extent Tyco Parent or Borrowers fail to promptly pay any of such sums upon Agent's demand therefor, Agent is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrowers for payment thereof. If, notwithstanding that all proceeds of insurance in respect of any Collateral shall be payable to Agent, any Borrower or other Loan Party or any Subsidiary thereof receives any proceeds of insurance in respect of any Collateral in respect of the policies required to be maintained under this Agreement (except for such proceeds which a Loan Party or Subsidiary thereof is permitted to retain pursuant to the last sentence of Section 5.14(a) to replace, repair or restore Property as therein
            ---------------
provided), such proceeds shall be held in trust by such Person (and Tyco Parent shall cause such Person to hold in trust such proceeds) for Agent and, unless Agent otherwise permits, shall be forthwith paid over to Agent.

          (b) Agent and Required Lenders reserve the right at any time, upon review of the risk profile of Tyco Parent and its Subsidiaries, to require additional forms and limits of insurance to, in Agent's or Required Lenders' sole opinion exercised in good faith, adequately protect the interests of Agent and Lenders. Tyco Parent and/or a Borrower shall, if so requested by Agent, deliver to Agent, as often as Agent may request, a report of a reputable insurance broker satisfactory to Agent with respect to its insurance policies.

          (c) Tyco Parent shall deliver to Agent endorsements to all of its and its Subsidiaries' (i) "All Risk" and business interruption insurance naming Agent on behalf of Lenders as loss payee, and (ii) general liability and other liability policies naming Agent and each Lender as additional insureds.

     SECTION 5.6.   Compliance with Laws.  Tyco Parent shall (and shall cause
                    --------------------
each of its Subsidiaries to) comply with all federal, state, local and foreign laws, permits and regulations applicable to it, including those relating to licensing, environmental, ERISA and labor matters (except where the failure to so comply could not be reasonably expected to result in a Material Adverse Effect and would not be reasonably likely to subject Tyco Parent or any of its Subsidiaries to any criminal penalties (other than non-material fines) or any Lender to any civil or criminal penalties).

     SECTION 5.7.   Agreements.  Tyco Parent shall (and shall cause each of its
                    ----------
Subsidiaries to) perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, including any leases, licenses and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect. Tyco Parent shall not (and shall not suffer or permit any of its Subsidiaries to) terminate or modify any provision of any agreement, contract, instrument or other document to which it is a party which termination or modification could have or result in a Material Adverse Effect. Tyco Parent shall (and shall cause each of its Subsidiaries to) perform and comply with all of its material obligations in respect of Accounts, Chattel Paper, Contracts, Licenses, Instruments, Documents and all other agreements constituting or giving rise to Collateral. Tyco Parent shall (and shall cause each of its Subsidiaries to) take such actions or omit to take such actions so as not to cause a breach of the representations and warranties made hereunder and under the other Loan Documents.

     SECTION 5.8.   Supplemental Disclosure.  On the request of Agent or any
                    -----------------------
Lender (in the event that such information is not otherwise delivered by Tyco Parent or a Borrower to Agent or Lenders pursuant to this Agreement and not more often than once a calendar quarter unless an Event of Default has occurred and is continuing in which case no such limit shall exist), Tyco Parent will supplement (or cause to be supplemented) each Schedule hereto, or representation herein or in any other Loan Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby; provided, that such supplement to such Schedule or
                    --------
representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent and Required Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver by Lenders of any Default disclosed therein. Tyco Parent shall, if so requested by Agent or Required Lenders, furnish to Agent and Lenders as often as they reasonably request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent or Required Lenders may reasonably request, all in reasonable detail, and Tyco Parent shall advise Agent and Lenders promptly, in reasonable detail, of (a) any Lien, other than as permitted pursuant to Section 6.7, attaching to or asserted against any of the
                      -----------
Collateral, (b) any material change in the composition of the Collateral, and
(c) the occurrence of any other event which would have a Material Adverse Effect upon the Collateral and/or Agent's Lien thereon.

     SECTION 5.9.   Environmental Matters.  Tyco Parent shall (and shall cause
                    ---------------------
each of its Subsidiaries to) (a) comply in all material respects with the Environmental Laws and permits applicable to it, (b) notify Agent and each Lender promptly after any Loan Party or any Subsidiary thereof becomes aware of any Release upon any Real Property which is reasonably likely to result in or expose Tyco Parent or any of its Subsidiaries to actual or potential liability in excess of $50,000, and (c) promptly forward to Agent and each Lender a copy of any order, notice, permit, application, or any communication or report received by any Loan Party or any Subsidiary thereof in connection with any such Release or any other matter relating to the Environmental Laws that may affect any Real Property or any Loan Party or any Subsidiary thereof. The provisions of this Section 5.9 shall apply whether or not the Environmental Protection
        -----------
Agency, any other federal agency or any state or local or foreign environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials.

     SECTION 5.10.  Landlord's Agreements.  Tyco Parent shall, unless otherwise
                    ---------------------
agreed to by Agent in writing, obtain or cause to be obtained a landlord's agreement, in form and substance substantially similar to those landlord agreements delivered by any Borrower to Agent (and found satisfactory by Agent) on or before the Closing Date or otherwise acceptable to Agent, from the lessor of any present or future leased premises of each Loan Party which owns any tangible property constituting Collateral located on such premises having a book value of more than $100,000.

     SECTION 5.11.  Certain Obligations Respecting Subsidiaries. Except as
                    -------------------------------------------
reflected on Schedule 3.9 as in effect on the Closing Date with respect to
             ------------
Ensueno Tyco Toys de Mexico S.A. de C.V. and Croner-Tyco Toys Pty. Ltd., Tyco Parent will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each Subsidiary of Tyco Parent is a direct or indirect wholly owned Subsidiary of Tyco Parent and is owned directly or indirectly only by Tyco Parent or its Domestic Subsidiaries.

     SECTION 5.12.  Application of Proceeds.  Borrowers shall use the proceeds
                    -----------------------
of Revolving Credit Advances as provided in Section 1.4.
                                            -----------

     SECTION 5.13.  Fiscal Year.  Tyco Parent shall (and shall cause each of its
                    -----------
Subsidiaries to) maintain as its Fiscal Year the calendar year.

     SECTION 5.14.  Casualty and Condemnation.
                    -------------------------

          (a) Tyco Parent or a Borrower shall promptly notify Agent of any loss, damage, or destruction to any Collateral or any Real Property owned by any Loan Parent or any of its Subsidiaries whether or not constituting Collateral (collectively, "Property") or arising from its use, whether or not covered by
                --------
insurance; provided that no such notice is necessary with respect to the loss,
           --------
damage or destruction from a single casualty of any Collateral or Real Property with a value of less than $100,000. Agent on behalf of Lenders is hereby authorized to adjust losses and collect all insurance proceeds directly. If, notwithstanding the provisions hereof which require that Agent be the sole loss payee, a check or other instrument from an insurer is made payable to any Loan Party or any Loan Party and Agent jointly, Agent may endorse such Loan Party's name thereon and take such other action as Agent may elect to obtain the proceeds thereof. After deducting from such proceeds the expenses, if any, incurred by Agent in the collection or handling thereof, Agent may apply such proceeds to the reduction of the Obligations in the manner set forth in Section
                                                                        -------
1.12 or, at Agent's option in its sole discretion, may permit or require the
- ----
relevant Loan Party to use such proceeds, or any part thereof, to replace, repair or restore such Property as provided in paragraph (d) below (it being agreed by Agent that so long as no Default or Event of Default shall be continuing, the relevant Loan Party shall be entitled to use such money (or such lesser amount thereof as shall be necessary) to replace, repair, restore or rebuild such Property as provided in paragraph (d) below where the amount of such moneys on account of a single event of loss, damage or destruction is less than $250,000 and it is reasonably expected that such replacement, repair, restoration or rebuilding can be completed within six months after the loss, damage or destruction (and if not completed by the end of such six-month period, the remaining monies shall be delivered to Agent to be applied to the payment of the Obligations)).

          (b) Tyco Parent shall, promptly upon Tyco Parent or any of its Subsidiaries learning of the institution of any proceeding for the condemnation or other taking of any of its Property, notify Agent of the pendency of such proceeding, and agrees that Agent may participate in any such proceeding and Tyco Parent from time to time will deliver (or cause to be delivered) to Agent all instruments reasonably requested by Agent to permit such participation. Agent shall (and is hereby authorized to) collect any and all awards, payments or other proceeds of any such condemnation or taking and apply such proceeds to the reduction of the Obligations in the manner set forth in Section 1.12 or, at
                                                            ------------
Agent's option in its sole discretion, may permit or require the relevant Loan Party to use such proceeds, or any part thereof, to replace, repair or restore such Property as provided in paragraph (d) below.

          (c) Subject to the terms and conditions hereof (including Section
                                                                    -------
2.2), after application of the proceeds of any loss or taking of any Loan
- ---
Party's Property to the reduction of the Obligations pursuant to paragraphs (a) and (b) above, Borrower may borrow Revolving Credit Advances for the purpose of replacing, repairing or restoring any Property subject to such loss or taking in accordance with paragraph (d) below.

          (d) Any Property which is to be replaced, repaired or restored pursuant to paragraph (a), (b) or (c) above shall be replaced, repaired or restored pursuant to such terms and conditions as Agent may reasonably require and with materials and workmanship of substantially as good a quality as existed before such loss or taking, and the relevant Loan Party shall commence such replacement, repair or restoration as soon as practicable and proceed diligently with it until completion to Agent's satisfaction. Tyco Parent or a Borrower shall provide to Agent written progress reports, other information and evidence of its compliance with the foregoing.

     SECTION 5.15.  Currency Hedging.  Tyco Parent shall maintain at all times
                    ----------------
operations and personnel therefor to monitor currency exchange rate changes applicable to the business of the Loan Parties and to engage in prudent currency hedging activities to protect the Loan Parties from changes to such exchange rates, all in manner reasonably acceptable to the Agent.

     SECTION 5.16.  Additional Subsidiaries.  Promptly upon any Person becoming
                    -----------------------
an Additional Loan Party, Tyco Parent or any Borrower shall so notify Agent and Lenders thereof and, unless otherwise agreed to in writing by Agent, shall (i) cause such Person to become a guarantor under the Guaranty and a grantor of Liens under the Security Agreement, Note Pledge Agreement, Stock Pledge Agreement and the Patent, Trademark and Copyright Assignment, all pursuant to documentation in form and substance satisfactory to Agent and cause such Person to execute and deliver such other Collateral Documents as Agent may reasonably require to obtain a Lien on all the assets, now or hereafter existing, of such Person, (ii) cause all of the capital stock of such Person to be delivered to Agent (together with undated stock powers signed in blank) and pledged to Agent (for the ratable benefit of the Lenders) pursuant to the Stock Pledge Agreement by the owner(s) of such capital stock, (iii) cause such Person to enter into a Blocked Account Agreement (executed in each case by the applicable depository bank or other financial institution) and (iv) cause to be executed and delivered to Agent (A) to the extent required by Section 5.10 hereof, appropriate
                                       ------------
landlord's agreements with respect to any lease of real property to which such Person is a party and (B) such other documentation as Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, stock certificates and stock powers, certified corporate resolutions and other corporate documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope satisfactory to Agent. The foregoing shall not constitute a consent by Agent or any Lender to the creation or acquisition of any Subsidiary. Agent and Tyco Parent shall use their best efforts to structure any guaranties and security documentation required by this Section 5.16 by any Additional Loan Party that is a Foreign
                 ------------
Subsidiary of Tyco Parent and any pledge required by this Section 5.16 of the
                                                          ------------
capital stock of such Foreign Subsidiary to avoid adverse tax consequences to such Foreign Subsidiary or its parent corporation.

     SECTION 5.17.  Interest Rate Hedging. Tyco Parent shall, and shall cause
                    ---------------------
each of its Subsidiaries to, within 60 days after the date hereof amend, modify or terminate all interest hedging agreements involving Tyco Parent or any of its Subsidiaries which are existing on the date hereof to the extent necessary so that after giving effect to any such amendment, modification or termination all such agreements existing on such 60th day shall be reasonably satisfactory to the Agent.

     SECTION 5.18.  Further Assurances.  Tyco Parent shall, and shall cause each
                    ------------------
of its Subsidiaries to, at its cost and expense, upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out more effectually the provisions and purposes of this Agreement or any other Loan Document.

                                   ARTICLE 6

                               NEGATIVE COVENANTS

     Tyco Parent covenants and agrees (for itself and each of its Subsidiaries) that, without the Required Lenders' prior written consent, from and after the date hereof and until the Termination Date:

     SECTION 6.1.   Mergers, Subsidiaries, Etc.  Tyco Parent shall not (and
                    ---------------------------
shall not suffer or permit any of its Subsidiaries to), directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or, except for the creation of the Receivables Funding Subsidiary or as permitted by Section 6.2(e), form or acquire any Subsidiary; provided, that:
                --------------                                  --------

          (a) so long as no Event of Default shall be continuing at the time or would result therefrom, (i) Matchbox Toys Pty. Ltd. may acquire from Croner Trading Pty. Ltd. the 25% interest of such Person in Croner-Tyco Toys Pty. Ltd. as, when and on the terms required pursuant to Section 6.1 of the Shareholders Agreement, dated November 17, 1992, among Matchbox Toys Pty. Ltd., Croner Trading Pty. Ltd., Tyco Parent, John Victor Hunter and Pamela Jean Hunter as in effect on the date hereof and (ii) Industries may acquire from Billy and Jaime Kopchinsky the 25% interest of such Persons in Ensueno Tyco Toys de Mexico S.A. de C.V. as, when and on the terms required pursuant to Section 7.1 of the Shareholders Agreement, dated April 30, 1993, among Tyco Parent, Industries and such Persons as in effect on the date hereof;

          (b) any Inactive Subsidiary may be liquidated or dissolved or merged into Industries or a Foreign Subsidiary of Tyco Parent (but only if such Inactive Subsidiary shall not have incurred any indebtedness after the Closing Date, and View-Master Ideal (UK) Limited and Tyco Toys (Italy) S.p.A. may only be liquidated, dissolved or merged into Industries); and

          (c) the distributions, capital contributions, liquidations, dissolutions and mergers described in Schedule 6.1(c) shall be permitted subject
                                      ---------------
to compliance with the terms and conditions therefor described in such Schedule
                                                                       --------
6.1(c).
- ------

     SECTION 6.2.   Investments.  Tyco Parent shall not (and shall not suffer or
                    -----------
permit any of its Subsidiaries to), directly or indirectly, make or maintain any Investment except:

          (a) as otherwise permitted by Section 6.3 or 6.4;
                                        -----------    ---

          (b) Investments outstanding on the date hereof and listed in Schedule
                                                                       --------
6.2, but not any additional investments therein except as otherwise expressly
- ---
permitted hereunder;

          (c) cash and Cash Equivalents; provided, that (i) so long as there
                                         --------
shall remain outstanding any principal owing on the Revolving Credit Loan, the aggregate amount of cash and Cash Equivalents of Tyco Parent and its Subsidiaries shall not exceed $21,000,000 (the foregoing $21,000,000 limitation to be tested on the last day of each Fiscal Month (or within two (2) Business Days after such testing day with respect to such testing day) or more often during such Fiscal Month if Tyco Parent or any Borrower is then aware of the aggregate amount of cash and Cash Equivalents of Tyco Parent and its Subsidiaries, and if such cash and Cash Equivalents shall at any such time exceed such $21,000,000 limit while there remains outstanding any principal owing on the Revolving Credit Loan, such excess shall be eliminated within two
(2) Business Days after the relevant testing day) and (ii) all Cash Equivalents of Tyco Parent and any of its Subsidiaries which are either Domestic Subsidiaries or Additional Loan Parties that are Guarantors (to the extent the aggregate value of such Cash Equivalents exceeds $100,000 at any time) shall be pledged to Agent pursuant to a pledge agreement in form and substance satisfactory to Agent whereby Agent shall obtain a first priority perfected Lien in such Cash Equivalents;

          (d) the acquisition by Matchbox Toys Pty. Ltd. of interests in Croner-Tyco Toys Pty. Ltd. and the acquisition by Industries of Ensueno Tyco Toys de Mexico S.A. de C.V., in each instance so long as permitted by clause (a) of
Section 6.1;
- -----------

          (e) capital contributions by a Loan Party not to exceed $500,000 in the aggregate for all Loan Parties during the entire term of this Agreement to Subsidiaries of Tyco Parent not existing on the Closing Date created to perform sales and marketing functions in territories not previously served directly by a Loan Party;

          (f) capital contributions by Industries to the Receivables Funding Subsidiary of Accounts created by Industries pursuant to and as contemplated by the Receivables Sale Agreement so long as no Termination Event (as defined in the Receivables Funding Agreement) is continuing; and

          (g) the Investments described in Schedule 6.1(c) subject to compliance
                                           ---------------
with the terms and conditions therefor described in such Schedule 6.1(c).
                                                         ---------------

     SECTION 6.3.   Indebtedness.  Tyco Parent shall not (and shall not suffer
                    ------------
or permit any of its Subsidiaries to) create, incur, assume or permit to exist any Indebtedness, except:

          (a)  the Obligations;

          (b)  Deferred Taxes;

          (c) purchase money Indebtedness secured by purchase money Liens permitted under clause (d) of Section 6.7 (and refinancings of such purchase
                              -----------
money Indebtedness permitted by such clause (d));

          (d) Indebtedness under the other Overall Facilities;

          (e) Indebtedness incurred by the Receivables Funding Subsidiary under the Receivables Funding Agreement and Indebtedness of Industries and Manufacturing to the Receivables Funding Subsidiary representing loans by the Receivables Funding Subsidiary to such Persons as provided in the respective Receivables Sale Agreement;

          (f) Indebtedness which constitutes Guaranteed Indebtedness permitted under Section 6.6;
      -----------

          (g) Indebtedness of Manufacturing owing to GP Portland Limited Partnership I under that certain Lease Agreement, dated as of March 23, 1992, between Manufacturing, as lessee, and GP Portland Limited Partnership I, as lessor;

          (h) Indebtedness under currency exchange agreements, currency futures or currency options permitted under the parenthetical in Section 6.18;
                                                         ------------

          (i) Indebtedness of any direct or indirect Foreign Subsidiary of Tyco Parent (other than TOMCO I and other than any Inactive Subsidiary) incurred in the ordinary course of such Person's business for the purpose of satisfying the working capital and trade finance needs of such Person and which does not (together with the outstanding principal amount of the Indebtedness permitted pursuant to clause (j) below owing by Foreign Subsidiaries of Tyco Parent plus
                                                                          ----
the outstanding principal amount of the Indebtedness owing under the other Overall Facilities) exceed a principal amount of $80,000,000 in the aggregate for all such Persons at any time outstanding;

          (j) other Indebtedness set forth in Schedule 3.9, but not (I) any
                                              ------------
increase in the amount of any thereof or (II) any refinancing or refunding of any thereof;

          (k) Indebtedness of Tyco Parent constituting pay-in-kind interest owing under the First Chicago Notes;

          (l) Indebtedness under interest rate protection agreements which have terms that are acceptable to Agent;

          (m) reimbursement obligations of Industries in an aggregate amount not to exceed $370,000 with respect to drawings which may be made after the Closing Date under the letter of credit issued under the Existing Credit Agreement prior to the Closing Date that is to remain outstanding after the Closing Date, but only if the expiration date of such letter of credit is not extended and the undrawn amount thereof is not increased; and

          (n) unsecured Indebtedness of Tyco Parent incurred after the Closing Date which (x) by its express terms is subordinated to the payment of the Obligations of Tyco Parent, (y) has terms and provisions (including, without limitation, as to principal amount, interest rate, covenants, events of default and subordination) as are acceptable to Agent and (z) is not guaranteed in any manner by any Subsidiaries of Tyco Parent.

          Notwithstanding anything to the contrary set forth in this Section 6.3
                                                                     -----------
or any other provision of this Agreement, the Loan Parties agree that (i) Tyco Investment and TOMCO I shall not contract, create, incur, assume or permit to exist any Indebtedness except for Indebtedness arising under this Agreement or under any other Loan Document to which such Person is a party, (ii) Distribution shall not contract, create, incur, assume or permit to exist any Indebtedness except for Indebtedness arising under this Agreement or any other Loan Document to which Distribution is a party, (iii) Manufacturing shall not contract, create, incur, assume or permit to exist any Indebtedness except for (A) Indebtedness arising under this Agreement or any other Loan Document to which Manufacturing is a party and (B) Indebtedness to GP Portland Limited Partnership I under that certain Lease Agreement, dated as of March 23, 1992, between Manufacturing, as lessee, and GP Portland Limited Partnership I, as lessor and
(iv) Tyco Hong Kong shall not contract, create, incur, assume or permit to exist any Indebtedness if as a result thereof the aggregate principal amount of all Indebtedness of Tyco Hong Kong at such time would exceed $10,000,000. Notwithstanding anything to the contrary set forth in this Agreement, Manufacturing shall not contract, create, incur, assume or permit to exist any indebtedness or obligations in excess of $5,000,000 relating to the purchase of raw materials in the ordinary course of business for use in the manufacturing operations of Manufacturing.

     SECTION 6.4.   Affiliate and Employee Loans and Transactions.  Tyco Parent
                    ---------------------------------------------
shall not (and shall not suffer or permit any of its Subsidiaries to) enter into any lending, borrowing or other commercial transaction with any of its Subsidiaries, Affiliates, officers, directors, shareholders or employees, including payment of any management, consulting, advisory or similar fee; provided, that:
- --------

          (a) Manufacturing, Industries and the Receivables Funding Subsidiary may enter into and perform the Receivables Funding Documents; provided that
                                                              --------
sales, transfers, capital contributions and other dispositions by Industries or Manufacturing to the Receivables Funding Subsidiary of Accounts as therein contemplated shall only be permitted so long as no Termination Event (as defined in the Receivables Funding Agreement) is continuing;

          (b) (1) Industries may purchase Inventory from Distribution, (2) any Borrower may purchase Inventory from Tyco Hong Kong, (3) Distribution may purchase Inventory from Manufacturing, (4) any Borrower or any Foreign Subsidiary of Tyco Parent may purchase goods from Taiyo Kogyo Co, Ltd., a Japanese joint stock corporation, and (5) Tyco Hong Kong may purchase Inventory from Shanghai Universal Plastic Toys Co., Ltd., Shanghai Universal Printing Co., Ltd., Shanghai Universal Toys Co., Ltd., Guangzhaou Unitoys Tooling, Ltd., Universal International (Thailand) Co., Ltd. and Universal (Printing) Investment Co. Ltd.; provided that each such transaction under this clause (b) is in the ordinary course of business of Industries, Distribution, Manufacturing or other Subsidiary of Tyco Parent, as the case may be, and is on terms and conditions substantially as favorable to Industries, Distribution, Manufacturing or such other Subsidiary of Tyco Parent, as the case may be, as would be obtainable by it in a comparable arms-length transaction or agreement with a wholly independent third party;

          (c) Industries may purchase accounts from Manufacturing;

          (d) Tyco Parent or any of its Subsidiaries may enter into transactions (other than the transactions in clauses (b) and (c) above) with any of Tyco Parent or its Subsidiaries, Affiliates, directors or shareholders (but in no event with its or any Affiliate's employees or officers) in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, employee, director, shareholder or Affiliate of such Person, provided that the sum of (i) the aggregate cost to all
                          --------
such Persons of property and assets purchased in any such transactions plus (ii)
                                                                       ----
the aggregate amounts outstanding at any time which are borrowed, loaned or otherwise distributed by such Persons in any such transactions, would not exceed $10,000,000;

          (e) any Borrower may make loans, advances and other distributions with proceeds of Revolving Credit Advances and with proceeds from the sale by Manufacturing of its Accounts pursuant to its Receivables Sale Agreement, in each instance, to any Subsidiary of Industries that is a Guarantor and to Industries (but only for Industries' own working capital needs) and Industries may make loans, advances and other distributions with proceeds received by Industries from the sale of its Accounts pursuant to its Receivables Sale Agreement to any Subsidiary of Industries that is a Guarantor;

          (f) Tyco Parent may make capital contributions to Industries of funds obtained by Tyco Parent through the issuance of common stock of Tyco Parent which does not result in a Change of Control;

          (g) a Loan Party may transfer (including, without limitation, by capital contribution) to Tyco Investment Intellectual Property of such Loan Party, provided that Agent shall be satisfied that it continues to hold a valid
       --------
and perfected, first-priority Lien in such Intellectual Property after giving effect to such transfer;

          (h) Tyco Parent may grant stock options for common stock of Tyco Parent pursuant to an existing stock option plan or agreement duly adopted by the board of directors of Tyco Parent which is described on Schedule 3.9;
                                                            ------------

          (i) any Loan Party may make loans and advances to its officers and employees for the purpose of assisting in relocations or in the exercise of stock options by such officers or employees with respect to the common stock of Tyco Parent, provided that the aggregate outstanding principal amount of all
             --------
such loans and advances shall not exceed $3,000,000 at any time;

          (j) unsecured loans by Subsidiaries of Tyco Parent to Tyco Parent or its other Subsidiaries in an aggregate outstanding principal amount not to exceed $2,000,000 at any time;

          (k) to the extent permitted by Section 6.8; and
                                         -----------

          (l) any Subsidiary of Tyco Parent may pay royalty and management fees to Industries or a direct or indirect parent corporation of such Subsidiary obligor so long as the fee payable by any Subsidiary of Tyco Parent shall be based solely upon a percentage of such Subsidiary's net sales (such percentage to be uniform among all Subsidiaries of Tyco Parent which are paying any management or royalty fee and not in any event to exceed 7.5%, the percentage in effect on the Closing Date).

          Notwithstanding anything to the contrary set forth in this Section
                                                                     -------
6.4, no Loan Party will (nor will it permit any of its
- ---

Subsidiaries to) make any capital contributions to or other investments in (other than (1) transactions permitted under clauses (a), (b) and (c) above, (2) Investments outstanding on the date hereof and listed in Schedule 6.2 and (3)
                                                         ------------
capital contributions to Tyco Investment of Intellectual Property permitted under clause (g) above), or provide any guarantees of or other support for any financing of (other than Guaranteed Indebtedness permitted under Section 6.6),
                                                                 -----------
any Designated Subsidiary.

          Set forth in Schedule 6.4 is a list of all such lending, borrowing or
                       ------------
other commercial transactions existing or outstanding as of the Closing Date.

     SECTION 6.5.  Capital Structure and Business.  Except as permitted under
                   ------------------------------
Section 5.1, Tyco Parent shall not (and shall not suffer or permit any of its
- -----------
Subsidiaries to):

          (a) make any changes in its business objectives, purposes, or operations which could in any way adversely affect the repayment of the Obligations or have or result in a Material Adverse Effect;

          (b) make any change in its capital structure as described in Schedule
                                                                       --------
3.9 and Schedule 6.3 (including the issuance or recapitalization of any shares
- ---     ------------
of Stock or other securities convertible into Stock or any revision of the terms of its outstanding Stock) except (i) for the issuance by Tyco Parent of additional shares of its common stock, (ii) for the issuance by Tyco Parent of additional shares of preferred stock having terms and provisions acceptable to Agent and (iii) as permitted under Section 6.15(a), in each instance under
                                   ---------------
clauses (i), (ii) and (iii) above, so long as no Change of Control shall result therefrom, and (iv) for the issuance of the Junior Preferred Stock in accordance with the terms of the Rights Agreement;

          (c) amend its articles of incorporation, charter, bylaws or other organizational documents in any manner which is reasonably likely to adversely affect the interests of Lenders (but in no event shall any such amendment authorize any preferred stock or restrict the powers or purposes of Tyco Parent or any of its Subsidiaries); or

          (d) engage in any business other than the business currently engaged in by such Person and any related toy or collectibles business.

     SECTION 6.6.  Guaranteed Indebtedness.  Tyco Parent shall not (and shall
                   -----------------------
not suffer or permit any of its Subsidiaries to) incur any Guaranteed Indebtedness except:

          (a) by endorsement of instruments or items of payment for deposit to the general account of such Person;

          (b) for performance bonds or indemnities entered into in the ordinary course of business consistent with past practices;

          (c) for any Guaranties by Loan Parties of all or any portion of the Obligations;

          (d) guaranties of Indebtedness incurred under the other Overall Facilities;

          (e) unsecured Guaranteed Indebtedness of Tyco Parent to support the Indebtedness permitted under Section 6.3(i); provided that the aggregate amount
                             --------------  --------
of such Guaranteed Indebtedness, together with the aggregate amount of Guaranteed Indebtedness under clause (f) below where the primary obligor is a Foreign Subsidiary of Tyco Parent, shall not exceed $70,000,000 for Tyco Parent and its Subsidiaries at any one time outstanding;

          (f) the existing unsecured Guaranteed Indebtedness set forth on

Schedule 6.6 hereto, but the amount of any thereof not to exceed the respective
- ------------
amounts set forth on such Schedule 6.6; and
                          ------------

          (g) for any guaranty by a Receivables Funding Subsidiary of the obligations of the other Receivables Funding Subsidiary under the Receivables Funding Documents.

     SECTION 6.7.  Liens.  Tyco Parent shall not (and shall not suffer or permit
                   -----
any of its Subsidiaries to) create or permit to exist any Lien on any of its properties or assets except for:

          (a) presently existing or hereafter created Liens in favor of Agent or Lenders to secure the Obligations (including to secure the obligations of any Guarantor under any Guaranty);

          (b) Liens set forth in Schedule 6.7 existing on the Closing Date, but
                                 ------------
not any increase in the amount secured by any such Liens or the coverage thereof to other property or assets;

          (c)  Permitted Encumbrances;

          (d) purchase money mortgages or other purchase money Liens and Capital Leases (including, without limitation, finance leases) granted after the date hereof upon any fixed or capital assets hereafter acquired, or Liens (including, without limitation, finance leases) on any such assets hereafter acquired or existing at the time of acquisition of such assets, whether or not assumed, so long as (v) any such Lien does not extend to or cover any other asset of any Loan Party or any of its Subsidiaries, (w) such Lien secures the obligation to pay the purchase price of such asset (or the obligation under such capital or finance lease) only, (x) the principal amount secured by each such Lien does not exceed the unpaid purchase price for such asset, (y) the aggregate amount of Indebtedness secured by such purchase money Liens and Capital

Leases shall not at any time exceed (together with the Indebtedness secured by any purchase money Liens and Capital Leases permitted under clause (b) above and any Indebtedness permitted below in this clause (d) to refinance purchase money Indebtedness) $10,000,000, and (z) such fixed or capital asset, if Equipment, is not a component, part or accessory installed on, or an accession, addition or attachment to, any other Equipment or other personal property of a Loan Party or an Affiliate of any thereof (except other Equipment on which a security interest exists in favor of Agent under clause (a) above), and Liens to secure any refinancing of the purchase money Indebtedness permitted under this clause (d) and under clause (b) above so long as (x) the Indebtedness refinancing such purchase money Indebtedness does not exceed the outstanding principal amount of the Indebtedness being refinanced,(y) the Lien securing such new Indebtedness secures only such Indebtedness and does not extend to or cover any asset other than the asset secured by the refinanced Indebtedness and (z) the terms of such new Indebtedness are no less favorable to the Loan Party or its Subsidiary owing same as the terms of the Indebtedness being refinanced;

          (e) in the case of the Receivables Funding Subsidiary, Liens created under or pursuant to the Receivables Funding Documents;

          (f) Liens granted pursuant to the other Overall Facilities;

          (g) with respect to other than Tyco Investment, TOMCO I, the Inactive Subsidiaries and Almat Toy Company, good faith deposits to secure performance of performance and return money bonds incurred in the ordinary course of business; provided, that the aggregate amount of such deposits shall not exceed $500,000
- --------
at any one time; and

          (h) cash collateral delivered to NationsBank, N.A. (Carolinas), formerly known as NationsBank of North Carolina, N.A., in an aggregate amount not to exceed $388,000 to secure the reimbursement obligations of Industries with respect to drawings which may be made under the letter of credit issued under the Existing Credit Agreement prior to the Closing Date that is to remain outstanding after the Closing Date.

     SECTION 6.8.  Sale of Assets.  Tyco Parent shall not (and shall not suffer
                   --------------
or permit any of its Subsidiaries to) sell, transfer, convey, assign or otherwise dispose of any of its assets or properties, including any Collateral; provided, that the foregoing shall not prohibit:
- --------

          (a) the sale by Manufacturing or Industries of its Accounts to the Receivables Funding Subsidiary pursuant to and in accordance with the Receivables Sale Agreement; provided, that no
                            --------
such sales shall be permitted so long as a Termination Event (as defined in the Receivables Funding Agreement) is continuing;

          (b) the sale of Inventory in the ordinary course of business (including, in any event, sales of Inventory by Distribution to Industries or by Manufacturing to Distribution consistent with historical practices but subject to Section 6.22);

          (c) the sale or disposition of any Equipment or Intellectual Property which, in each instance, has become no longer useful, obsolete or surplus to the business of any Loan Party or any Subsidiary thereof;

          (d) (x) the sale, lease, transfer or other disposition of assets and properties by any Subsidiary of Tyco Parent to Tyco Parent or any of its other Subsidiaries in the ordinary course of business for fair consideration or (y) the sale, lease, transfer or other disposition by any one or more Subsidiaries of Tyco Parent of other assets and property having an aggregate purchase or sale price or fair market value, whichever is greater, not in excess for each such Subsidiary of $100,000 in any Fiscal Year; and

          (e) the sale of any of the Inactive Subsidiaries to one or more Persons each of which is not an Affiliate of Tyco Parent or any of its Subsidiaries (but only after all intercompany debt owed by it has been paid in full and all intercompany debt owed to it has been paid in full or forgiven).

Notwithstanding anything herein or in any other Loan Document to the contrary, any assets and property permitted to be sold, assigned or otherwise transferred hereunder by Tyco Parent or any of its Subsidiaries to any other of Tyco Parent or any of its Subsidiaries which immediately prior to such sale, assignment or transfer was subject to the Lien of the Agent therein shall continue to be subject to such Lien after such sale, assignment or transfer (and such sale, assignment or transfer shall be made subject to such Lien); provided, that (i)
                                                            --------
Liens in favor of Agent on Inventory sold by any Borrower to Industries or Manufacturing (or by any Subsidiary of Tyco Parent which has granted a Lien therein in favor of Agent to Manufacturing or Industries) shall be released upon the sale of such Inventory in the ordinary course of business for fair consideration to a Person which is not an Affiliate of Tyco Parent or any of its Subsidiaries so long as no Termination Event (as defined in the Receivables Funding Agreement) is continuing (the Agent retaining a Lien in the proceeds of such sale, subject to the terms of the Intercreditor Agreement), (ii) Liens in favor of Agent on Accounts sold or transferred by Manufacturing or Industries to the Receivables Funding Subsidiary in accordance with the Receivables Funding Documents shall be released to the extent provided in the Intercreditor Agreement and (iii) Liens in favor of Agent on other Collateral sold or transferred on an intercompany basis as provided above shall (if such intercompany sale or transfer is permitted hereunder) be released upon a sale of such Collateral permitted hereunder for fair consideration to a Person which is not an Affiliate of Tyco Parent or any of its Subsidiaries and the application of the net cash proceeds from such sale to the payment of the Obligations. All tangible assets and property sold, assigned or transferred on an intercompany basis for which the Lien of Agent shall continue after such sale, assignment or transfer as provided above shall, until the Lien of Agent is released as provided above, remain in the states of the United States where Agent has filed appropriate UCC financing statements in order to continue the perfection of its Lien after such sale, assignment or transfer and maintain the status of such Lien as a first-priority perfected Lien in such assets and property, except that Inventory sold by Industries to Foreign Subsidiaries of Tyco Parent in the ordinary course of business shall not be subject to such location restriction if immediately prior to such sale, assignment or transfer such Inventory was not utilized in determining the Borrowing Base of any Borrower and there shall have been no requirement under Section 1.3(b) to repay
                                                        --------------
any Revolving Credit Advances or provide cash collateral.

     SECTION 6.9.  Material Contracts.  Tyco Parent shall not (and shall not
                   ------------------
suffer or permit any of its Subsidiaries to) (a) cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach under any Material Contract, in each instance except in the ordinary course of business, but only so long as (i) Tyco Parent determines that it is in the best interests of Tyco Parent and, if applicable, the relevant Subsidiary to do so, (ii) at the time of such action no Event of Default is continuing, and (iii) such action is not being taken with respect to any Material Contract restricted under Section 6.24 or (b) take any other action in
                                   ------------
connection with any Material Contract that would have a Material Adverse Effect.

     SECTION 6.10.  ERISA.  Neither any Loan Party nor any Subsidiary thereof
                    -----
nor any ERISA Affiliate shall acquire any new ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either a material "accumulated funding deficiency," as defined in Section 302 of ERISA, or material "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any Pension Plan other than a Multi-employer Plan and in
Section 4211 of ERISA in the case of a Multi-employer Plan. Additionally, neither any Loan Party nor any Subsidiary thereof nor any ERISA Affiliate shall:
(a) permit or suffer any condition set forth in Schedule 3.13 to cease to be met
                                                -------------
and satisfied at any time; (b) terminate any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in material liability to any Loan Party or any of its Subsidiaries, (c) permit any material accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; (d) fail to make any material contributions or fail to pay any material amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent (or shall correct such failure within 30 days of the time such contribution or amount was due); (e) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multi-employer Plan that would cause such Loan Party, Subsidiary or ERISA Affiliate to incur material withdrawal liability; or (f) at any time fail to provide Agent and any Lender with copies of any Plan documents or governmental reports or filings, if reasonably requested by Agent or any Lender.

     SECTION 6.11.  Financial Covenants.  Tyco Parent shall not breach or fail
                    -------------------
to comply with any of the financial covenants set forth in Annex H, each of
                                                           -------
which shall be calculated in accordance with GAAP consistently applied (and based upon the financial statements delivered hereunder).

     SECTION 6.12.  Hazardous Materials.  Except as set forth in Schedule 3.18,
                    -------------------                          -------------
Tyco Parent shall not and shall not suffer or permit any of its Subsidiaries or any other Person within the control of Tyco Parent: (a) to cause or permit a Release of Hazardous Material on, under in or about any Real Property (except where such Release is not reasonably likely to expose Tyco Parent and its Subsidiaries to actual and potential liability for all such Releases in excess of $500,000; (b) to use, store, generate, treat or dispose of Hazardous Materials, except in compliance in all material respects with Environmental Laws; or (c) to transport any Hazardous Materials to or from any Real Property, except in compliance in all material respects with Environmental Laws.

     SECTION 6.13.  Sale-Leasebacks.  Tyco Parent shall not (and shall not
                    ---------------
suffer or permit any of its Subsidiaries to) engage in any sale-leaseback or similar transaction involving any of its property or assets; provided, however,
                                                             --------  -------
that this Section 6.13 shall not be deemed to prohibit any transaction involving
          ------------
a transfer of Intellectual Property by any Loan Party to Tyco Investment permitted under Section 6.4 and a corresponding taking back by such Loan Party
                -----------
from Tyco Investment of a royalty license agreement with respect to such Intellectual Property.

     SECTION 6.14.  Cancellation of Indebtedness.  Tyco Parent shall not (and
                    ----------------------------
shall not suffer or permit any of its Subsidiaries to) cancel any claim or Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business, or make any payment or prepayment of principal of or interest on or otherwise with respect to, or purchase, defease, acquire or redeem, any Indebtedness (other than under the Overall Facilities) or make any deposit in respect thereof or give notice in respect thereof, provided, however,
                                                              --------  -------
that (i) Tyco Parent and its Subsidiaries may make regular, scheduled mandatory payments on Indebtedness (other than the Indebtedness evidenced or governed by any of the Subordinated Debt Documents) which is permitted to be outstanding under the terms hereof when and as due and payable, (ii) Tyco Parent may make regular, scheduled mandatory payments of interest when and as due and payable with respect to the Indebtedness evidenced or governed by any of the Subordinated Debt Documents in the form as in effect on the date hereof or as amended with the prior written consent of the Required Lenders (so long as any such payment is not prohibited under the provisions of the relevant Subordinated Debt Documents, including, without limitation, the subordination provisions thereunder), (iii) any of Tyco Parent or any of its Subsidiaries may make optional or voluntary payments or prepayments on loans and advances owing to either Borrower, or, if owing by other than any Borrower, to Industries which is permitted to be outstanding under the terms hereof so long as the Revolving Credit Loan is concurrently prepaid in the amount of such payment or prepayment, and (iv) so long as no Default or Event of Default is continuing or would result therefrom (unless otherwise agreed to in writing by Agent), Subsidiaries of Tyco Parent may make any optional or voluntary payments or prepayments on Indebtedness owing by it to (x) any of Tyco Parent and its Subsidiaries which is permitted to be outstanding under the terms hereof and (y) any Person which is not an Affiliate of such Person which is permitted to be outstanding under the terms hereof (other than the Indebtedness evidenced or governed by the Subordinated Debt Documents) in an aggregate amount for all such optional or voluntary payments and prepayments under this clause (y) not to exceed $200,000 in any Fiscal Year.

     SECTION 6.15.  Restricted Payments.  Tyco Parent shall not (and shall not
                    -------------------
suffer or permit any of its Subsidiaries to) make any Restricted Payment to any Person, except that:

          (a) each of Tyco Parent and its Subsidiaries may declare and pay dividends on its Stock solely in the same class of Stock of such Person;

          (b) any direct Subsidiary of any Borrower may declare and pay dividends or return capital or make any other distribution on its Stock to such Borrower;

          (c) any Subsidiary of Tyco Parent which is a Loan Party may declare and pay dividends to, or return capital to or make any other distribution on its Stock held by, any Borrower or any other Guarantor;

          (d) so long as (x) no Default or Event of Default has occurred and is continuing at such time or would be directly or indirectly caused as a result thereof and (y) Tangible Net Worth (as defined in Annex H) for the Fiscal Year
                                                  -------
just ended is equal to or greater than $118,000,000 (compliance with the Tangible Net Worth test to be determined from the annual audited financial statements of Tyco Parent for such Fiscal Year required to be delivered pursuant to Section 3 of Annex E), Tyco Parent may declare and pay
                                   -------
dividends on its Stock (other than the Junior Preferred Stock) in the then current Fiscal Year in an aggregate amount for such current Fiscal Year not to exceed, together with the cash payments made during such current Fiscal Year under clause (h) below, 15% of the aggregate net income of Tyco Parent and its Subsidiaries on a consolidated basis from continuing operations for the Fiscal Year just ended;

          (e) any Subsidiary of Tyco Parent may make mandatory payments and, to the extent permitted by Section 6.14, voluntary payments and prepayments on
                        ------------
loans and advances made to it by whichever of Tyco Parent or any of its Subsidiaries is the owner of all or a portion of such Person's Stock, but in each instance only so long as such loan or advance is permitted under Section
                                                                      -------
6.2;
- ---

          (f) any Subsidiary of Tyco Parent may make loans and advances to whichever of Tyco Parent or any of its Subsidiaries is the owner of all or a portion of such Person's Stock to the extent permitted by Section 6.2;
                                                          -----------

          (g) any Subsidiary of Tyco Parent may make other transfers of funds or other property to whichever of Tyco Parent or any of its Subsidiaries is the owner of all or a portion of such Person's Stock to the extent permitted by

Section 6.4;
- -----------

          (h) Tyco Parent may (x) pay cash in lieu of dividends consisting of fractional shares of its Stock, (y) through April 15, 1996 pay cash as part of a dividend on its preferred Stock and (z) pay cash in lieu of pay-in-kind interest on the First Chicago Notes; provided that the aggregate cash payments made under
                            --------
this clause (h) in any Fiscal Year shall not exceed $500,000;

          (i) those Subsidiaries of Tyco Parent which are the subject of the transactions described in Schedule 6.1(c) may make the Restricted Payments
                          ---------------
described in such Schedule 6.1(c) subject to compliance with the terms and
                  ---------------
conditions therefor in such Schedule; and

          (j) Tyco Parent may redeem rights issued pursuant to the Rights Agreement in accordance with the terms of the Rights Agreement so long as (i) the aggregate cash and other consideration paid to redeem rights shall not exceed $500,000 (except that the foregoing shall not prohibit the redemption of such rights with common stock of Tyco Parent), (ii) the redemption is pro rata among the holders of such rights, and (iii) the redemption has been duly approved by the Board of Directors of Tyco Parent.

     SECTION 6.16.  Real Property Leases.  Tyco Parent shall not (and shall not
                    --------------------
suffer or permit any of its Domestic Subsidiaries to) enter into or renew (by amendment, modification or otherwise) any Lease other than (i) renewals of existing Leases upon more favorable (to such Person) or substantially the same terms as are in effect on the Closing Date, (ii) leases of sales offices and showrooms in the ordinary course of business, and (iii) leases by any Subsidiary of Tyco Parent, as lessor, to Tyco Parent or any of its Subsidiaries to the extent permitted by
Section 6.4.
- -----------

     SECTION 6.17.  Bank Accounts.  Tyco Parent shall not (and shall not suffer
                    -------------
or permit any of its Subsidiaries to) maintain any deposit, operating or other bank accounts except for those accounts identified in Schedule 3.20.
                                                      -------------

     SECTION 6.18.  No Speculative Transactions.  Tyco Parent shall not (and
                    ---------------------------
shall not suffer or permit any of its Subsidiaries to) engage in any transaction involving commodity options or futures contracts, derivatives, currency options or futures contracts or any similar speculative transactions (other than with respect to currency exchange rate fluctuations in the ordinary course of business consistent with past practice and prudent business management in order to comply with Section 5.15 and other than with respect to interest rate
               ------------
protection having terms acceptable to Agent).

     SECTION 6.19.  Margin Regulations.  No Borrower shall use the proceeds of
                    ------------------
any Revolving Credit Advance to purchase or carry any Margin Stock or any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

     SECTION 6.20.  Limitation on Negative Pledge Clauses, Etc.  Tyco Parent
                    -------------------------------------------
shall not (and shall not suffer or permit any of its Subsidiaries to), directly or indirectly, enter into any agreement with any Person which prohibits or limits the ability of Tyco Parent or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the agreements with Agent or Lenders pursuant to a Loan Document, the agreements governing the other Overall Facilities, Lien restrictions in a Capital Lease or other purchase money financing arrangement permitted hereunder relating to the asset financing thereunder and agreements governing Indebtedness of Foreign Subsidiaries of Tyco Parent permitted under Sections 6.3(i) and (j), but only to the extent that such
                       -----------------------
prohibition or limitation applies to the borrower thereunder and its Subsidiaries. Tyco Parent shall not (and shall not permit any of its Subsidiaries to) enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens (other than pursuant to the terms of any purchase money Indebtedness or Capital Lease permitted herewith relating to the asset in question), the declaration or payment of dividends or other Restricted Payments, the making of loans, advances or

Investments or the sale, assignment, transfer or other disposition of any property or assets (other than pursuant to the terms of any purchase money Indebtedness or Capital Lease permitted herewith relating to the asset in question) except (x) for the Receivables Funding Documents, in the case of the Receivables Funding Subsidiary, and (y) for any debt documents governing Indebtedness of Foreign Subsidiaries of Tyco Parent permitted under Section
                                                                    -------
6.3(i), in the case of the Foreign Subsidiaries which are borrowers thereunder
- ------
and their respective Subsidiaries; provided that such prohibitions or restrictions in such debt documents shall be permitted under Section 4.10 of the Tyco Parent Senior Subordinated Note Indenture.

     SECTION 6.21.  Accounting Changes.  Tyco Parent shall not (and shall not
                    ------------------
suffer or permit any of its Subsidiaries to) make any significant change in accounting treatment and reporting practices except for changes concurred in by such Person's independent public accountants.

     SECTION 6.22.  Inventory Sales.  No Borrower shall at any time ship or
                    ---------------
cause to be shipped directly or indirectly to Industries or Manufacturing any Inventory of such Borrower which is sold by it to Industries or Manufacturing (other than, with respect to shipments to Industries, as permitted in clause (i) of Section 2.1(u)), but shall ship or cause to be shipped any such Inventory
   --------------
directly to third party customers at the direction of Industries or Manufacturing, as appropriate (and for its account); provided that notwithstanding the foregoing from and after the occurrence of a "Termination Event" under and as defined in the Receivables Funding Agreement, Agent may, in its sole discretion, require each Borrower to (or, in Agent's sole discretion, Agent as attorney-in-fact for each Borrower, may itself) sell and ship such Borrower's Inventory directly to third party customers rather than to (or for the account of) Industries or Manufacturing. In connection with any such shipment and sale of Inventory by Agent, each Borrower hereby appoints Agent and Agent's designees as such Borrower's attorney, with power from and after the occurrence of a Termination Event to take any and all actions in order for Agent to ship and sell any Inventory of such Borrower (including, without limitation, to sign such Borrower's name on any invoice, bill of lading or other document of title relating to any such Inventory). Each Borrower hereby ratifies and approves all lawful acts of such attorney. Neither Agent, any Lender nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for Agent's own wilful misconduct, gross negligence or bad faith. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied. Each Borrower agrees to execute and deliver and to take such actions as Agent may reasonably request in connection with any such shipment or sale by Agent.

     SECTION 6.23.  Tyco Parent and Certain Subsidiaries.  Except for the
                    ------------------------------------
acquisition by Tyco Parent from its Subsidiaries of assets to the extent such acquisitions are expressly permitted hereunder, Tyco Parent shall not engage in any business activity other than the ownership of shares of capital stock of its Subsidiaries as described and permitted hereunder nor shall it own any assets except for such shares of capital stock. Each of TOMCO I, TVMI Service Corp. and Tyco Services, Inc. shall not engage in any business activity other than, with respect to TOMCO I, holding certain voting preferred stock of Distribution (all of which is pledged under the Stock Pledge Agreement) and, with respect to such other Persons, performing certain administrative services for Tyco Parent and its Subsidiaries.

     SECTION 6.24.  Amendments and Modifications to Debt Documents.  Tyco Parent
                    ----------------------------------------------
shall not (and shall not suffer or permit any of its Subsidiaries to) directly or indirectly, amend, modify, supplement, waive compliance with, grant a waiver under, or assent to noncompliance with: (i) any instrument, document or agreement evidencing, creating, guaranteeing or governing Indebtedness or Guaranteed Indebtedness in excess of $1,000,000 permitted under Section 6.3 or
                                                                -----------
6.6 or entered into in connection therewith (other than (x) the instruments,
- ---
documents and agreements governing the Overall Facilities in accordance with the terms thereof and (y) any such instruments, documents or agreements relating to credit facilities of Foreign Subsidiaries of Tyco Parent with Persons which are not Affiliates of Tyco Parent or any of its Subsidiaries that are permitted under Sections 6.3(i) or (j), but only so long as such amendment, modification,
      ---------------    ---
supplement, waiver or assent shall not directly or indirectly result in or cause a Default, Event of Default or a Material Adverse Effect) or (ii) any of the Subordinated Debt Documents (it being understood that this Section 6.24 shall be deemed not to prohibit the holders of any Indebtedness under any of the Subordinated Debt Documents (or any required percentage thereof) from waiving any requirement or default under any Subordinated Debt Documents).

     SECTION 6.25.  Inactive Subsidiaries.  Tyco Parent shall not suffer or
                    ---------------------
permit (i) the book value of the assets (other than intercompany receivables existing on the Closing Date) of all Inactive Subsidiaries to exceed $3,000,000 at any time or (ii) any Inactive Subsidiary to engage in any activity, or contract, create, assume, incur or suffer to exist any indebtedness (other than indebtedness for which Section 3.22 continues to be true and correct) or create,
                       ------------
grant or suffer to exist any Liens on its property.

                                   ARTICLE 7

                                     TERM

     SECTION 7.1.  Duration.  The financing arrangements contemplated hereby
                   --------
shall be in effect until the Commitment Termination Date. On the Commitment Termination Date, the Revolving Credit Commitments shall terminate and the Revolving Credit Loan and all other Obligations shall immediately become due and payable in full, in immediately available funds in Dollars.

     SECTION 7.2.  Survival of Obligations.  Except as otherwise expressly
                   -----------------------
provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities, and liabilities of Borrowers or any other Loan Party, or the rights of Agent or any Lender relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrowers or any other Loan Party, and all rights of Agent and each Lender, all as contained in the Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been paid in full in immediately available funds in Dollars in accordance with the terms of the agreements creating such Obligations.


                                   ARTICLE 8

                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     SECTION 8.1.  Events of Default.  The occurrence of any one or more of the
                   -----------------
following events (regardless of the reason therefor) shall constitute an "Event
                                                                          -----
of Default" hereunder:
- ----------

          (a) Any Borrower or other Loan Party shall fail to make any payment in respect of any Obligations hereunder or under any of the other Loan Documents when due and payable or declared due and payable, including any payment of principal of, or interest on, or Fees in respect of, the Revolving Credit Loan, and, with respect to the failure to make any payment of any Obligations hereunder (other than principal on the Revolving Credit Loan or reimbursement for payments of Letter of Credit Obligations which shall have no grace period), such failure shall continue unremedied for five (5) days.

          (b) Any Borrower or any other Loan Party shall fail or neglect to perform, keep or observe any of the provisions of Section 1.9, Section 4.1, or
                                                  -----------  -----------
Article 6, including any of the provisions set forth in Annex B, Annex E, or
- ---------                                               -------  -------
Annex H, and such failure or neglect shall continue unremedied (if capable of
- -------
being remedied) for five (5) days with respect to Section 1.9 and Annex B and
                                                  -----------     -------
for ten (10) days with respect to Section 4.1 and Annex E (other than Section 2
                                  -----------     -------             ---------
of Annex E for which the grace period shall be thirty (30) days) (with no grace
   -------
period to be provided for any failure or neglect of Article 6 or Annex H).
                                                    ---------    -------

          (c) Any Borrower, any other Loan Party or any other Subsidiary of Tyco Parent shall fail or neglect to perform, keep or observe any term or provision of this Agreement or of any of the other Loan Documents (other than any such term or provision referred to in paragraph (a) or (b) above), and the same shall remain unremedied (if capable of being remedied) for a period ending on the first to occur of thirty (30) days after Borrowers shall receive written notice of any such failure from Agent or any Lender or thirty (30) days after any Borrower shall become aware thereof.

          (d) (x) a default shall occur and be continuing under any other agreement, document or instrument to which any Borrower or any other Loan Party or any of its Subsidiaries is a party or by which any such Person or its property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of such Person in an aggregate amount exceeding $1,000,000 or
(ii) permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding $1,000,000, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment or (y) any such default under clause (x) above (whether or not continuing) causes or results in such Indebtedness, or a portion thereof in an aggregate amount exceeding $1,000,000, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

          (e) Any representation or warranty herein or in any Loan Document or in any written statement pursuant thereto or hereto, any report, financial statement or certificate made or delivered to Agent or any Lender by any Borrower or any other Loan Party or Subsidiary of Tyco Parent shall be untrue or incorrect in any material respect as of the date when made or deemed made (including those made or deemed made pursuant to Section 2.2).
                                                 -----------

          (f) Assets of any Borrower, any other Loan Party or any Subsidiary thereof or any other Collateral having an aggregate value for all such assets and other Collateral in excess of $500,000 shall be attached, seized, levied upon or subjected to a writ, execution, distress warrant or similar process, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of such Person and shall remain unstayed or undismissed for thirty
(30) consecutive days; or any Person other than any Borrower or any other Loan Party shall apply for the appointment of a receiver, trustee or custodian for any Borrower's, any other Loan Parties' or any of its Subsidiaries' assets or any other Collateral having an aggregate value for all such assets and other Collateral in excess of $500,000 and shall remain unstayed or undismissed for thirty (30) consecutive days; or any Borrower, any other Loan Party or any Subsidiary thereof or any other Person which grants or provides Collateral shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

          (g) A case or proceeding shall have been commenced against any Borrower, any other Loan Party, any Subsidiary thereof or any other Person which grants or provides Collateral in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Borrower, any other Loan Party, any Subsidiary thereof or any such other Person or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of any Borrower, any other Loan Party, any Subsidiary thereof or any such other Person and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

          (h) Any Borrower, any other Loan Party, any Subsidiary thereof or any other Person which grants or provides Collateral (i) shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Borrower, any other Loan Party, any Subsidiary thereof or any such other Person or of any substantial part of any Borrower's, any other Loan Parties', any of its Subsidiaries' or any such other Person's properties, (iii) shall fail generally to pay its debts as such debts become due, or (iv) shall take any corporate action in furtherance of any such action.

          (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) shall be rendered against any Borrower, any other Loan Party or any Subsidiary thereof for the payment of money exceeding insurance coverage therefor by $1,000,000 or more for any such judgment or $3,000,000 or more in the aggregate for all such judgments against Tyco Parent and its Subsidiaries, unless the same shall be vacated, stayed, bonded, paid or discharged within a period of 30 days from the date of such respective judgment (it being understood that in any event any such judgment is not covered by insurance to the extent of the applicable deductible therefor or if and to the extent the issuer of the relevant insurance denies liability therefor).

          (j) There shall occur any Material Adverse Effect which shall not have been cured (or waived by Required Lenders) within ten (10) days of notice thereof from Agent or the Required Lenders to Borrowers.

          (k) Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (other than by reason of any action of Agent or Lenders or upon the written consent of all Lenders) or any Borrower or other party thereto shall so state in writing; or any Lien created under any Collateral Document shall cease to be a valid and perfected Lien having the first priority in Collateral having a value in excess of $50,000 purported to be covered thereby (subject to Liens permitted hereby).

          (l) There shall occur a Change of Control.

          (m) Without limiting the effect of Section 1.3(g) above, there shall
                                             --------------
occur any "Termination Event" under and as defined in the Receivables Funding Agreement.

          (n) An event or condition specified in Section 6.10 hereof shall occur
                                                 ------------
or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, any Borrower, any other Loan Party, any Subsidiary thereof or any ERISA Affiliate shall incur or in the opinion of Required Lenders shall be reasonably likely to incur a liability (due to be paid within the twenty-four months following the date of such event or condition) to a Plan, a Multi-employer Plan or PBGC (or any combination of the foregoing) in excess of $1,000,000 in the aggregate.

          (o) There shall occur and be continuing any "Event of Default" (as defined in the Canadian Credit Agreement) or a "Default" (as defined in the UK Credit Agreement) or any event, act or condition which, after giving effect to any grace periods or notice requirements thereunder, permits the requisite lenders or agent thereunder to accelerate the obligations of the borrower or borrowers under such Overall Facility or any Indebtedness owing under any of the other Overall Facilities shall become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

     SECTION 8.2.  Remedies.  If any Event of Default shall have occurred and be
                   --------
continuing, the rate of interest applicable to the Revolving Credit Loan, the Letter of Credit Obligations and interest and other Obligations shall be increased to or charged at, as appropriate, effective as of the date of the occurrence of the Default giving rise to such Event of Default, the Default Rate as provided in Section 1.6(e) or Annex D, as appropriate, unless such increase
               --------------    -------
or charge is waived in writing by the Required Lenders. If any Event of Default shall have occurred and be continuing, Agent may, or if requested by the Required Lenders, shall, without notice, take any one or more of the following actions: (a) terminate the Revolving Credit Commitments, whereupon Lenders' obligation to make further Revolving Credit Advances shall terminate; (b) declare all or any portion of the Obligations to be forthwith due and payable, including the Revolving Credit Loan and any contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable; (c) require that all Letter of Credit Obligations be fully cash collateralized in accordance with the terms of Annex G; or (d) exercise any
                                               -------
rights and remedies provided to Agent or Lenders under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, that
                                                                  --------
upon the occurrence of an Event of Default specified in Section 8.1 (g) or (h),
                                                        ----------- ---    ---
the Revolving Credit Commitments of each of the Lenders shall immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by or to any Person.

     SECTION 8.3.  Waivers by Loan Parties.  Except as otherwise provided for in
                   -----------------------
this Agreement and applicable law, to the full extent permitted by applicable law, each Loan Party waives (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent or any Lender on which such Loan Party may in any way be liable, and such Loan Party hereby ratifies and confirms whatever Agent or any Lender may do in this regard, (b) all rights to notice and a hearing prior to Agent's or Lenders' taking possession or control of, or to Agent's or Lenders' replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent or Lenders to exercise any of their remedies, and (c) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Each Loan Party acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents.

     SECTION 8.4.  Application of Proceeds.  After the occurrence of an Event of
                   -----------------------
Default and acceleration of the Obligations, the proceeds of the Collateral and of property of Persons other than the Loan Parties securing the Obligations and collections from the Guaranty shall be applied by Agent to payment of the Obligations in the following order, unless Lenders otherwise agree in writing or a court of competent jurisdiction shall otherwise direct:

          (i) FIRST, pro rata to each Lender to reimburse such Lender for that portion of any payments made by it with respect to Letter of Credit Obligations for which a Lender, as a participant in such Letter of Credit Obligations, failed to pay its pro rata share thereof as required pursuant to Section 11 of Annex G hereto;
                      -------

          (ii) SECOND, to payment of all costs and expenses of Agent and Lenders incurred in connection with the preservation, collection and enforcement of the Obligations or the Guaranty, or of any of the Liens granted to Agent pursuant to the Collateral Documents or otherwise, including, without limitation, any amounts advanced by Agent or Lenders to protect or preserve the Collateral;

          (iii) THIRD, to payment of that portion of the Obligations constituting accrued and unpaid interest and fees and indemnities payable under Section 1 hereof and Annexes D and G hereof, ratably amongst Agent
                                ---------------
     and Lenders in accordance with the proportion which the accrued interest and fees and indemnities payable under such Section 1 and Annexes D and G
                                                               ---------------
     constituting the Obligations owing to Agent and each such Lender at such time bears to the aggregate amount of accrued interest and fees and indemnities payable under such Section 1 and Annexes D and G constituting
                                                  ---------------
     the Obligations owing to the Agent and all Lenders at such time until such interest, fees and indemnities shall be paid in full;

          (iv) FOURTH, to payment of the principal of the Obligations (excluding reimbursement obligations with respect to the aggregate amount of any then outstanding Letter of Credit Obligations), ratably amongst Lenders in accordance with the proportion which the principal amount of the Obligations owing to each such Lender (excluding reimbursement obligations with respect to the aggregate amount of any then outstanding Letter of Credit Obligations) bears to the aggregate principal amount of the Obligations (excluding reimbursement obligations with respect to the aggregate amount of any then outstanding Letter of Credit Obligations) owing to all Lenders until such principal of the Obligations shall be paid in full;

          (v) FIFTH, to the extent, with respect to Letter of Credit Obligations, that the collateral, if any, held by Agent as security for reimbursement obligations with respect to the Letter of Credit Obligations is less than the aggregate amount of the Letter of Credit Obligations outstanding at the time of distribution hereunder, to Agent to be held by Agent as additional collateral therefor;

          (vi) SIXTH, to the payment of all other Obligations, ratably amongst Lenders in accordance with the proportion which the amount of such other Obligations owing to each such Lender bears to the aggregate principal amount of such other Obligations owing to all Lenders until such other Obligations shall be paid in full; and

          (vii) SEVENTH, the balance, if any, after all of the Obligations has been satisfied, shall, except as otherwise provided in any Loan Document, be deposited by Agent in an operating account(s) of Borrowers with the Agent designated by Borrowers or paid over to such other Person or Persons as may be required by law.

          The Loan Parties acknowledge and agree that they shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral and collections under the Guaranty (to the fullest extent recourse to such Loan Parties under the Guaranty) and the aggregate amount of the sums referred to in the first through sixth clauses above.


                                   ARTICLE 9

                                     AGENT

     SECTION 9.1.  Appointment, Powers and Immunities.  Each Lender hereby
                   ----------------------------------
irrevocably appoints and authorizes GE Capital to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Agent (which term as used in this sentence and in Section 9.5 and the first sentence of Section
                                -----------                           -------
9.6 hereof shall include reference to its affiliates and its own and its
- ---
affiliates' officers, directors, employees and agents): (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender; (b) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by a Borrower or any other Person to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; (d) shall not be responsible to Lenders for any action taken or omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. Agent may deem and treat the payee of any Revolving Credit Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with Agent.

     SECTION 9.2.  Reliance by Agent.  Agent shall be entitled to rely upon any
                   -----------------
certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by Required Lenders or all of Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Lenders.

     SECTION 9.3.  Defaults.  Agent shall not be deemed to have knowledge or
                   --------
notice of the occurrence of a Default (other than the non-payment of principal of or interest on the Revolving Credit Loan or of Fees) unless Agent has received notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that Agent receives
                       -----------------
such a notice of the occurrence of a Default, Agent shall give prompt notice thereof to Lenders (and shall give each Lender prompt notice of each such non-payment). Agent shall (subject to Section 9.7) take such action with respect to
                                   -----------
such Default as shall be directed by Required Lenders; provided, that unless and
                                                       --------
until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of Required Lenders or all of Lenders as is required in such circumstance.

     SECTION 9.4.  Rights as a Lender.  With respect to its Revolving Credit
                   ------------------
Commitment and all Revolving Credit Advances made by GE Capital (and any successor acting as Agent), it shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Agent in its individual capacity. GE Capital (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with any Borrower or any other Loan Party (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent, and GE Capital and its Affiliates may accept fees and other consideration from any Borrower or any other Loan Party or Affiliate thereof for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

     SECTION 9.5.  Indemnification.  Lenders agree to indemnify Agent (to the
                   ---------------
extent not reimbursed by Borrowers hereunder and without limiting the obligations of Borrowers hereunder) ratably in accordance with the aggregate principal amount of the Revolving Credit Advances held by Lenders (or, if no Revolving Credit Advances are at the time outstanding, ratably in accordance with their respective Revolving Credit Commitments), for any and all Claims of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that any Borrower is obligated to pay hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, that no Lender shall be liable for any of the foregoing to
           --------
the extent they arise solely from the gross negligence or willful misconduct of the party to be indemnified as determined by a final judgment of a court of competent jurisdiction.

     SECTION 9.6.  Non-Reliance on Agent and Other Lenders.  Each Lender agrees
                   ---------------------------------------
that it has, independently and without reliance on Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrowers, the other Loan Parties and any Subsidiary thereof and decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. Agent shall not be required to keep itself informed as to the performance or observance by Borrowers, any other Loan Parties or any of their Subsidiaries of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrowers, any other Loan Parties or any of their Subsidiaries. Agent will use reasonable efforts to provide Lenders with any information received by Agent from any Borrowers which is required to be provided to Lenders hereunder, with any notice of a Default received by Agent from any Borrower and with any notice of a Default delivered by Agent to any Borrower; provided, that Agent shall not be liable to any Lender
                          --------
for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Agent shall not have any duty or responsibility to provide any Lender with any other credit or other information concerning the affairs, financial condition or business of any Borrower or any other Loan Party (or any of their affiliates) that may come into the possession of Agent or any of its affiliates nor to update or correct any information previously given which becomes incorrect or which Agent learns is incorrect.

     SECTION 9.7.  Failure to Act.  Except for action expressly required of
                   --------------
Agent hereunder and under the other Loan Documents, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from Lenders of their indemnification obligations under Section 9.5 hereof against any and all
                                  -----------
liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

     SECTION 9.8.  Successor Agent.  Subject to and effective upon the
                   ---------------
appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to Lenders and Borrowers, and the Required Lenders may, at any time when GE Capital's pro rata share of the
                                                    --- ----
aggregate of the Revolving Credit Commitments of all Lenders at such time (or, if the Commitment Termination Date has occurred, in lieu of the Revolving Credit Commitments, the Revolving Credit Loan then outstanding in respect of the Revolving Credit Commitment) equals less than fifty percent (50%), remove the Agent by written notice to that effect, with the written consent of Borrowers (which consent shall not unreasonably be withheld). Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or receipt of notice of removal, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, that shall be a financial institution with a combined capital and surplus or net worth of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article
                                                                        -------
9 shall continue in effect for its benefit in respect of any actions taken or
- -
omitted to be taken by it while it was acting as Agent.

     SECTION 9.9.  Consents under Loan Documents.  Except as otherwise provided
                   -----------------------------
in Section 11.1 with respect to this Agreement, Agent may, with the prior
   ------------
consent of Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents; provided, that without the
                                                      --------
prior consent of each Lender, Agent shall not (except as provided herein or in the Collateral Documents) release any material portion of the Collateral or otherwise terminate any Lien under any Collateral Document with respect to any material portion of the Collateral, or agree to additional obligations being secured by such Collateral, except that no such consent shall be required, and Agent is hereby authorized and instructed, to release any Lien covering Collateral (a) which is the subject of a disposition permitted hereunder, (b) which secures Indebtedness to the extent permitted under Section 6.3, (c) to
                                                         -----------
which Required Lenders have consented (except as otherwise provided in Section
                                                                       -------
11.1), or (d) the value of which does not exceed $1,000,000 in any Fiscal Year.
- ----

     SECTION 9.10.  Collateral Matters.
                    ------------------

          (a) Except as otherwise expressly provided for in this Agreement, Agent shall have no obligation whatsoever to any Lender or any other Person to investigate, confirm or assure that the Collateral exists or is owned by any Borrower or other Loan Party or is cared for, protected or insured or has been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the relevant Borrowing Base, or whether any particular reserves are appropriate, or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Agreement or in any of the other Loan Documents, it being understood and agreed that (i) in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, given Agent's own interest in the Collateral as a Lender and (ii) that Agent shall have no duty or liability whatsoever to any other Lender, other than liability solely resulting from its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in assets which, in accordance with Article 9 of the Code, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions.


                                   ARTICLE 10

                             SUCCESSORS AND ASSIGNS

     SECTION 10.1.  Successors and Assigns.  This Agreement and the other Loan
                    ----------------------
Documents shall be binding on and shall inure to the benefit of the Loan Parties, Agent, Lenders, and their respective successors and assigns, except as otherwise provided herein or therein. No Loan Party may assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Loan Documents without the prior express written consent of Agent and all Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by any Loan Party without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of the Loan Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

     SECTION 10.2.  Assignments and Participations.
                    ------------------------------

          (a) Each Lender may, with the prior written consent of Agent, resell (through syndication, assignment or a participation) all or a portion of its rights and obligations under this Agreement (including all or a part of its Revolving Credit Advances, Revolving Credit Commitment and Revolving Credit
Note), in minimum increments of $5,000,000, to any other Person. Any assignment by a Lender of all or a portion of its rights and obligations under this Agreement to a Person which is not an Affiliate of such Lender or another Lender shall require the consent of Borrowers as to the identity of such assignee (but not as to the terms of any such assignment), which consent shall not be unreasonably withheld or delayed. No consent of Borrowers shall in any event be required with respect to a participation.

          (b) In the case of an assignment by any Lender under this Section
                                                                    -------
10.2, the purchaser shall have, to the extent of such assignment, the same
- ----
rights, benefits and obligations as it would if it were a Lender hereunder;

provided, that each such assignment shall be of a constant, and not a varying,
- --------
percentage of the
selling Lender's rights and obligations under this Agreement. Upon execution by the assignor and the assignee of an instrument pursuant to which the assignee assumes such rights and obligations, payment by such assignee to such assignor of an amount equal to the purchase price agreed between such assignor and assignee and delivery to Agent and Borrowers of an executed copy of such instrument together with payment to Agent of a processing fee of $2,500, such assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were a Lender hereunder and the assignor shall be, to the extent of such assignment (unless otherwise provided therein) released from its obligations under this Agreement. Each Loan Party hereby acknowledges and agrees that any assignment will give rise to a direct obligation of such Loan Party to the assignee and that the assignee shall be considered to be a "Lender" hereunder and under the other Loan Documents. In all instances, each Lender's liability to make Revolving Credit Advances shall be several and not joint and shall be limited to such Lender's pro rata share thereof. Upon any such assignment, each Borrower, at its own
- --- ----
expense, shall execute and deliver to Agent in exchange for the surrendered Revolving Credit Note of the assignor Lender a new Revolving Credit Note to the order of the assignor Lender in an amount equal to the Revolving Credit Commitment assumed by such assignee Lender, and if the assignor Lender has retained a Revolving Credit Commitment hereunder, a new Revolving Credit Note to the order of the assignor Lender in an amount equal to such retained Revolving Credit Commitment. Such new Revolving Credit Notes shall be dated the Closing Date and shall otherwise be in the form of the Revolving Credit Note replaced thereby. The Revolving Credit Notes surrendered to Agent shall be returned by Agent to the appropriate Borrower marked "canceled".

          (c) In the case of a participation by any Lender under this Section
                                                                      -------
10.2, (A) all amounts payable by any Borrower hereunder shall be determined as
- ----
if that Lender had not sold such participation and the participating Lender shall remain a "Lender" for all purposes under this Agreement, (B) any such grant of a participation will be made in compliance with all applicable state or federal laws, rules, and regulations, and (C) such Lender shall not grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or the Loan Documents, except to the extent such amendment or waiver would (i) extend the final maturity date for payment of the Revolving Credit Loan; (ii) reduce the interest rate or the amount of principal or Fees applicable to the Revolving Credit Loan; or (iii) release all or substantially all of the Collateral, except as expressly provided herein. In those cases in which a Lender grants rights to its participants to approve any amendment to or waiver of this Agreement or the other Loan Documents respecting the matters described in the foregoing clauses (i) through (iii), the relevant participation agreements shall provide for a voting mechanism whereby a majority of the amount of the participating Lender's portion of the Revolving Credit Loan (irrespective of whether held by such Lender or participated), shall control the vote for all of such Lender's portion of the Revolving Credit Loan. In the case of any participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents entered into in connection herewith (the participant's right against such Lender in respect of such participation to be those set forth in the participation or other agreement executed by such Lender and the participant relating thereto) and all amounts payable to any Lender hereunder shall be determined as if such Lender had not sold such participation.

          (d) Except as otherwise provided in this Section 10.2 no Lender shall,
                                                   ------------
as between any Borrower or other Loan Party and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Revolving Credit Loan or other Obligations owed to such Lender. Any Lender permitted to sell assignments and participations under this Section 10.2 may
                                                            ------------
furnish any information concerning any Borrower or other Loan Party and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to the provisions of Section 11.13 hereof.
              -------------

          (e) Each Borrower and other Loan Party shall assist any Lender permitted to sell assignments or participations under this Section 10.2 in
                                                           ------------
whatever manner necessary in order to enable or effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation and delivery of informational materials, appraisals or other documents for, and the participation of relevant management in meetings with, potential assignees or participants, subject to the provisions of Section 11.13
                                                                  -------------
hereof. Each Borrower and other Loan Party shall certify the correctness, completeness and accuracy of all descriptions of any Borrower or other Loan Party or any of its Subsidiaries and its affairs contained in any selling materials and all information provided by it and included in such materials.

          (f) Each Lender which grants or sells a participation in all or any part of its interest in this Agreement, any other Loan Document or any of the financial accommodations provided or to be provided by it hereunder to any Person shall promptly notify Borrowers thereof; provided that the failure of
                                                --------
such Lender to do so shall not affect the validity of such grant or sale of a participation interest.

          (g) Each Lender agrees that if such Lender shall intend to assign or grant a participation in all or any part of its interest in this Agreement, any other Loan Document or any of the financial accommodations provided or to be provided by it hereunder to any bank or other entity which is organized under the laws of a jurisdiction outside of the United States or any Commonwealth thereof (a "Foreign Lending Entity"), such
                                                  ----------------------
Lender, as a condition to the effectiveness of such assignment or participation, shall request that such Foreign Lending Entity provide to Borrowers and Agent on or prior to the consummation of such assignment or participation a properly completed and executed Internal Revenue Service Form 4224 or Form 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lending Entity's entitlement to exemption from United States withholding tax or a zero rate of withholding under an applicable statute or tax treaty with respect to its interest in the credit facility herein provided. In the event that such Foreign Lending Entity is unable to deliver such form, certificate or document at or prior to the consummation of such assignment or participation, such assignment or participation shall not be permitted.


                                   ARTICLE 11

                                 MISCELLANEOUS

     SECTION 11.1.  Complete Agreement; Modification of Agreement. This
                    ---------------------------------------------
Agreement and the other Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied). Neither this Agreement nor any other Loan Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by Required Lenders and the Loan Party or Loan Parties which are party thereto; provided, that no such change, waiver, discharge or termination shall,
         --------
without the consent of each affected Lender and Agent, (a) extend the scheduled final maturity of the Revolving Credit Loan, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-Default increase in interest rates) thereon or Fees, or reduce the principal amount thereof, or increase the Revolving Credit Commitment of such Lender over the amount thereof then in effect (it being understood that a waiver of any Default shall not constitute a change in the terms of any Revolving Credit Commitment of any Lender), (b) release more than $10,000,000 in value of the Collateral (except as expressly permitted by the Loan Documents), (c) amend, modify or waive any provision of this Section, or Section 1.11, 9.5, 11.2 or 11.7, (d) reduce any percentage
                 ------------  ---  ----    ----
specified in, or otherwise modify, the definition of Required Lenders, or (e) consent to the assignment or transfer by any Borrower or other Loan Party of any of its rights and obligations under this Agreement. No provision of Article 9
                                                                     ---------
may be amended without the prior written consent of Agent.

     SECTION 11.2.  Fees and Expenses.
                    -----------------

          (a) Tyco Parent and each Borrower shall, jointly and severally, pay on demand all reasonable out-of-pocket costs and expenses (including reasonable fees of counsel) of Agent, GE Capital and its Affiliates in connection with the preparation, negotiation, approval, execution, delivery, administration, modification, amendment, waiver and enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents, and commitments relating thereto, and the other documents to be delivered hereunder or thereunder and the transactions contemplated hereby and thereby and the fulfillment or attempted fulfillment of conditions precedent hereunder, including: (i) wire transfer fees and other costs of forwarding to any Borrower or any other Person on behalf of any Borrower by Agent and each Lender of the proceeds of the Revolving Credit Advances; (ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the advances made pursuant hereto or its rights hereunder or thereunder; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, any Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreements to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any Borrower or any other Person that may be obligated to Agent and Lenders by virtue of the Loan Documents, including any litigation, contest, dispute, suit, case, proceeding or action (and any appeal or review) in connection with a case under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy or similar insolvency law; (iv) any attempt to enforce any rights of Agent or Lenders against any Borrower or any other Person that may be obligated to Agent or Lenders by virtue of any of the Loan Documents; or (v) any effort to (A) monitor the Revolving Credit Loan and the Loan Documents, (B) evaluate, observe or assess any Borrower or any other Loan Party or its affairs, or (C) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of the Collateral, subject to the limitations on the obligations of Borrowers to pay for audits as provided in clause (c) of the first sentence of Section 1.18.
                  ------------

          (b) Tyco Parent and each Borrower shall, jointly and severally, pay on demand all reasonable out-of-pocket costs and expenses (including reasonable fees of counsel) of Agent and each Lender in connection with any Default and any enforcement or collection proceedings resulting therefrom or any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents in connection with any Default.

          (c) Without limiting the generality of clauses (a) and (b) above (but subject to the limitations on the obligations of Borrowers to pay for audits as provided in clause (c) of the first sentence of Section 1.18), Tyco Parent's and
                                                ------------
each Borrower's obligation to reimburse Agent and/or any Lender for costs and expenses shall include the reasonable fees and expenses of counsel (and local, foreign or special counsel, advisors, consultants and auditors retained by such counsel), as well as the fees and expenses of accountants, environmental advisors, field examiners, appraisers, investment bankers, rating agencies, management and other consultants and paralegals; court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; expenses for travel, lodging and food; and all other reasonable out-of-pocket costs and expenses of every type and nature paid or incurred in connection with the performance of such legal or other advisory services.

     SECTION 11.3.  No Waiver.  (a) No failure on the part of Agent or Lenders,
                    ---------
at any time or times, to require strict performance by any Borrower or other Loan Party, of any provision of this Agreement and any of the other Loan Documents shall waive, affect or diminish any right of Agent or Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default shall not suspend, waive or affect any other Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of any Borrower or other Loan Party contained in this Agreement or any of the other Loan Documents and no Default by any Borrower or other Loan Party shall be deemed to have been suspended or waived by Lenders, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and Required Lenders or all of Lenders if required hereunder and directed to such Borrower or other Loan Party specifying such suspension or waiver.

          (b) No failure on the part of any Loan Party, at any time or times, to require strict performance by any Lender or Agent, of any provision of this Agreement and any of the other Loan Documents shall waive, affect or diminish any right of such Loan Party thereafter to demand strict compliance and performance therewith.

     SECTION 11.4.  Remedies.  The rights and remedies of Agent and Lenders
                    --------
under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     SECTION 11.5.  Severability.  Wherever possible, each provision of this
                    ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 11.6.  Conflict of Terms.  Except as otherwise provided in this
                    -----------------
Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provisions contained in this Agreement shall govern and control.

     SECTION 11.7.  Right of Set-off.  Subject to Section 1.2 and 1.14, upon the
                    ----------------              -----------     ----
occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower or other Loan Party against any and all of the Obligations now or hereafter existing irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such Obligations may be unmatured. Each Lender agrees promptly to notify Agent and Borrowers after any such setoff and application made by such Lender; provided,
                                                                     --------
that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to the other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 11.8.  Authorized Signature.  Until Agent shall be notified by any
                    --------------------
Borrower to the contrary, the signature upon any document or instrument delivered by such Borrower pursuant hereto and believed by Agent or any of Agent's officers, agents, or employees to be that of an officer or duly authorized representative of such Borrower listed in Schedule 11.8 shall bind
                                                     -------------
Borrowers and be deemed to be the act of such Borrower affixed pursuant to and in accordance with resolutions duly adopted by such Borrower's Board of Directors, and Agent and each Lender shall be entitled to assume the authority of each signature and authority of the Person whose signature it is or appears to be unless the Person acting in reliance on such signature shall have actual knowledge of the fact that such signature is false or the Person whose signature or purported signature is presented is without authority.

     SECTION 11.9.  Notices.  Except as otherwise provided herein, whenever it
                    -------
is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section
                                                                      -------
11.9), (c) one Business Day after deposit with a reputable overnight courier
- ----
with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrowers, Tyco Parent, Agent or any Lender) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          (a)  If to Agent, as a Lender or as Agent, at:

               General Electric Capital Corporation
               501 Merritt Seven
               Norwalk, Connecticut  06851
               Attention:  Vice President-Portfolio/Tyco
               Telecopy No.:  (203) 840-4680

                    with a copy to:

               General Electric Capital Corporation
               501 Merritt Seven, Third Floor
               Norwalk, Connecticut  06851
               Attention:  Legal Counsel/Tyco
               Telecopy No.:  (203) 840-4520

                    and

               Kaye, Scholer, Fierman, Hays & Handler
               425 Park Avenue
               New York, New York  10022
               Attention:  Robert Finley, Esq.
               Telecopy No.:  (212) 836-8689

          (b)  if to any Borrower or any other Loan Party, at:

               6000 Midlantic Drive
               Mt. Laurel, New Jersey  08054
               Attention:  Treasurer or Chief Financial Officer
               Telecopy No.:  (609) 273-2885

                    with a copy to:

               Tyco Toys, Inc.
               6000 Midlantic Drive
               Mt. Laurel, New Jersey  08054
               Attention:  General Counsel
               Telecopy No.:  (609) 273-2885

     SECTION 11.10.  Section Titles.  The Section titles and Table of Contents
                     --------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     SECTION 11.11.  Counterparts.  This Agreement may be executed in any number
                     ------------
of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     SECTION 11.12.  Time of the Essence.  Time is of the essence of this
                     -------------------
Agreement and each of the other Loan Documents.

     SECTION 11.13.  Confidentiality.
                     ---------------

          (a) Each Borrower and other Loan Party agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by the Loan Documents without the prior written consent of Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case Tyco Parent or Borrowers shall consult with Agent prior to the issuance of any such news release or public announcement.

          (b) Tyco Parent and Borrowers have furnished and will furnish to Agent and Lenders certain information concerning the Loan Parties and its Subsidiaries which Tyco Parent and Borrowers have advised is non-public, proprietary or confidential in nature ("Confidential Information"). Agent and each Lender
                         ------------------------
confirms to Tyco Parent and each Borrower, for itself, that it is Agent's and such Lender's policy and practice to maintain in confidence all

Confidential Information which is provided to it under agreements providing for the extension of credit and which is identified to it as such, and that it will protect the confidentiality of Confidential Information submitted to it with respect to any Loan Party and any of its Subsidiaries under this Agreement, commensurate with its efforts to maintain the confidentiality of its own Confidential Information, provided, however, that (i) nothing contained herein
                          --------  -------
shall prevent Agent or any Lender from disclosing Confidential Information (A) to its Affiliates, Redwood and their respective directors, officers and employees and to any legal counsel, auditors, appraisers, consultants or other persons retained by it or its Affiliates as professional advisors, on the condition that such information not be further disclosed except in compliance with this Section 11.13(b); (B) under color of legal authority, including,
          ----------------
without limitation, to any regulatory authority having jurisdiction over it or its operations or to or under the authority of any court deemed by it to be of competent jurisdiction; (C) to any actual or potential assignee of or participant in a Lender's rights and obligations under this Agreement pursuant to Section 10.2 hereof to the extent such actual or potential assignee or
   ------------
participant has agreed to maintain such information in confidence on the basis set forth in this Section 11.13(b); and (D) as necessary in connection with the
                  ----------------
exercise of its remedies under this Agreement or any of the other Loan Documents; (ii) the terms of this Section 11.13(b) shall be inapplicable to any
                                  ----------------
information furnished to it which is in its possession prior to the delivery to it of such information by any Borrower, other Loan Party or any of its Subsidiaries, or otherwise has been obtained by it on a non-confidential basis, or which was or becomes available to the public or otherwise part of the public domain (other than as a result of Agent's or such Lender's failure or any prospective participant's or assignee's failure to abide hereby), or which was not non-public, proprietary or confidential when any Borrower, other Loan Party or any of its Subsidiaries delivered it to Agent or any Lender; and (iii) the determination by Agent or any Lender as to the application of any of the circumstances described in the foregoing clauses (i) and (ii) will be conclusive and binding if made in good faith.

          (c) Notwithstanding paragraph (b) above, each Borrower and Loan Party consents to Agent publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

     SECTION 11.14.  GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
                     -------------
ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER AND OTHER LOAN PARTY HEREBY CONSENTS AND

AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT EACH LENDER, BORROWER AND OTHER LOAN PARTY ACKNOWLEDGES THAT ANY
- --------
APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT
                       --------------------
SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT OR ANY LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT OR ANY LENDER. EACH BORROWER AND OTHER LOAN PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER AND OTHER LOAN PARTY HEREBY WAIVES ANY OBJECTION WHICH SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON
                                                                 ----- ---
CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF
- ----------
AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER AND OTHER LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH IN SECTION 11.9 OF THIS
                                                     ------------
AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON SUCH PERSON'S ACTUAL RECEIPT THEREOF.

     SECTION 11.15.  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN
                     --------------------
CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                    TYCO DISTRIBUTION CORP.



                                    By: /s/ R. Michael Kennedy, Jr.
                                       ---------------------------
                                       Name:  R. Michael Kennedy, Jr.
                                       Title: Senior Vice President


                                    TYCO MANUFACTURING CORP.



                                    By: /s/ R. Michael Kennedy, Jr.
                                       ----------------------------
                                       Name:  R. Michael Kennedy, Jr.
                                       Title: Senior Vice President


                                    TYCO TOYS, INC.



                                    By: /s/ R. Michael Kennedy, Jr.
                                       ----------------------------
                                       Name:  R. Michael Kennedy, Jr.
                                       Title: Senior Vice President


                                    GENERAL ELECTRIC CAPITAL
                                      CORPORATION, as Agent



                                    By: /s/ Peggy Erlenkotter
                                       ----------------------------
                                       Name:  Peggy Erlenkotter
                                       Title: Duly Authorized Signatory


                                    Lenders:
                                    -------


Revolving Credit Commitment:        GENERAL ELECTRIC CAPITAL
- ---------------------------           CORPORATION
  $35,000,000


                                    By: /s/ Peggy Erlenkotter
                                       ----------------------------
                                       Name:  Peggy Erlenkotter
                                       Title: Duly Authorized Signatory

                                                         Annex A to
                                                         Credit Agreement
                                                         ----------------


                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------


     1.   Definitions.  Capitalized terms used in this Agreement and the other
          -----------
Loan Documents shall have (unless otherwise provided elsewhere in this Agreement and the other Loan Documents) the following respective meanings:

          "Accounts" shall mean all "accounts," as such term is defined in the
           --------
Code, now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof and, in any event, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Borrower, any other Loan Party or any Subsidiary thereof, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (b) all of any Borrower's, any other Loan Party's or any of its Subsidiaries' rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services; (c) all of any Borrower's, any other Loan Party's or any of its Subsidiaries' rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all monies due or to become due to any Borrower, any other Loan Party or any Subsidiary thereof under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by such Borrower or other Loan Party or Subsidiary or in connection with any other transaction (whether or not yet earned by performance on the part of such Borrower or other Loan Party or Subsidiary) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "Additional Loan Party" shall mean each Person that becomes a direct
           ---------------------
or indirect Subsidiary of Tyco Parent after the Closing Date.

          "Adjusted LIBOR Rate" shall mean, with respect to each Interest Period
           -------------------
for a Fixed Rate Tranche, the rate obtained by dividing (i) the LIBOR Rate for such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves then required to be maintained against "Eurocurrency liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on a Fixed Rate Tranche is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents).

          "Advance Date" shall have the meaning assigned to it in Section 1.13.
           ------------                                           ------------

          "Affiliate" shall mean, with respect to any Person, (a) each Person
           ---------
that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten percent (10%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (c) each of such Person's officers, directors, joint ventures and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall have the meaning assigned to it in the first paragraph
           -----
of this Agreement.

          "Agreement" shall mean the Credit Agreement to which this Annex A is
           ---------                                                -------
attached and of which it forms a part, including all Annexes, Schedules, and Exhibits attached or otherwise identified thereto, all restatements, modifications and supplements hereof or hereto, and any appendices, attachments, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative; provided, that any reference to the Schedules to this Agreement shall be deemed
- --------
a reference to the Schedules as in effect as of the Closing Date, unless otherwise provided in a written amendment thereto.

          "Applicable Margin" shall mean (a) with respect to interest based upon
           -----------------
the Index Rate, one and one-quarter percent (1.25%) per annum and (b) with respect to interest based upon the Adjusted LIBOR Rate, two and one-half percent (2.50%) per annum.

          "Blocked Account" shall have the meaning assigned to it in Annex B.
           ---------------                                           -------

          "Blocked Account Agreement" shall have the meaning assigned to it in
           -------------------------
Annex B.
- -------

          "Borrower" and "Borrowers" shall have the meanings provided in the
           --------       ---------
first paragraph of this Agreement.

          "Borrowing Availability" shall mean, at any time with respect to any
           ----------------------
Borrower, the Borrowing Base of such Borrower, less all outstanding Letter of Credit Obligations of such Borrower.

          "Borrowing Base" shall mean, at any time with respect to any Borrower:
           --------------
(a) up to sixty percent (60%) of Eligible Inventory of such Borrower, valued on a first-in, first-out basis (at the lower of cost or market), minus (b) the
                                                              -----
amount of any reserves as Agent may deem necessary or appropriate from time to time in its sole discretion exercised in good faith.

          "Borrowing Base Certificate" shall mean a certificate in the form
           --------------------------
attached hereto as Exhibit 1.1(e).
                   --------------

          "Business Day" shall mean any day that is not (i) a Saturday, a Sunday
           ------------
or a day on which banks are required or permitted to be closed in the Stated of New York, or (ii) a day on which Agent is not open for business.

          "Canadian Credit Agreement" shall mean the Credit Agreement, dated as
           -------------------------
of the date hereof, among Tyco Toys (Canada) Inc., the lenders party thereto from time to time and General Electric Capital Canada Inc., as agent, as amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Canadian Guaranty" shall mean the guaranty, substantially in the form
           -----------------
of Exhibit A-2 hereto, to be executed by Tyco Toys (Canada) Inc. in favor of
   -----------
Agent, for the ratable benefit of Lenders, to secure all or a portion of the Obligations owing by Industries and Tyco Parent, including all amendments, modifications and supplements thereto, and shall refer to the Canadian Guaranty as the same may be in effect at the time such reference becomes operative.

          "Capital Lease" shall mean any lease of any property (whether real,
           -------------
personal or mixed) by any Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

          "Capital Lease Obligation" shall mean, as of any date, the amount of
           ------------------------
the obligation of the lessee under a Capital Lease that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed as such in a note to such balance sheet.

          "Cash Collateral Account" shall have the meaning assigned to it in
           -----------------------
Annex G.
- -------

          "Cash Equivalents" shall mean:  (1) with respect to Tyco Parent and
           ----------------
its Subsidiaries (other than the Subsidiaries of Tyco Parent which are organized under the laws of Canada, the United Kingdom or any political subdivision thereof) (a) securities with maturities of one year or less from the date of acquisition, issued or fully guaranteed or insured by the government of the United States of America or any agency thereof and backed by the full faith and credit of the United States of America; (b) certificates of deposit, Eurodollar time deposits, overnight bank deposits and bankers' acceptances of any domestic commercial bank having capital and surplus in excess of $500,000,000, having maturities of one year or less from the date of acquisition; and (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corp. or at least P-1 by Moody's Investors Services, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, in each case with maturities of not less than sixty (60) days from the date acquired, (2) with respect to the Subsidiaries of Tyco Parent which are organized under the laws of Canada or any political subdivision thereof, those investments included in the defined term "Cash Equivalents" in the Canadian Credit Agreement and (3) with respect to the Subsidiaries of Tyco Parent which are organized under the laws of the United Kingdom or any political subdivision thereof, those investments set forth in clause (1) above and such other investments consented to in writing by Agent.

          "Change in Control" shall mean the time when (i) any Person or "group"
           -----------------
has acquired "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of outstanding shares of Stock of Tyco Parent having more than twenty percent (20%) of the voting power for the election of directors of Tyco Parent under ordinary circumstances, (ii) more than fifty percent (50%) of the members of Tyco Parent's board of directors shall have been replaced by new directors not nominated for membership on the board by a majority of directors who were either (x) directors on the Closing Date or (y) directors after the Closing Date and whose nomination to the board of directors of Tyco Parent was itself approved by a majority of directors on the board who were directors on the Closing Date, (iii) Tyco Parent has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of the assets of Tyco Parent, (iv) a "Change of Control" (as defined in the Tyco Parent Senior Subordinated Note Indenture) shall have occurred, (v) a "Change of Control" or a "Fundamental Change" (each as defined in the First Chicago Notes) shall have occurred or (vi) a "Section 11(a)(ii) Event" (as defined in the Rights Agreement) shall have occurred.

          "Charges" shall mean all Federal, state, county, city, municipal,
           -------
local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments, charges or Liens upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Borrower, any other Loan Party or any Subsidiary thereof, (d) the ownership or use by any Borrower, any other Loan Party or any Subsidiary thereof of any of its assets, or (v) any other aspect of any Borrower's, any other Loan Party's or any of its Subsidiaries' business.

          "Chattel Paper" shall mean all "chattel paper," as such term is
           -------------
defined in the Code, now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof, wherever located.

          "Claim" shall have the meaning assigned to it in Section 1.17.
           -----                                           ------------

          "Closing Date" shall mean the Business Day on which the conditions
           ------------
precedent set forth in Article 2 have been satisfied, in Agent's sole
                       ---------
discretion, or waived in writing by Agent, and the initial Revolving Credit Advance has been made (which date shall in any event be on or prior to February 28, 1995).

          "Code" shall mean the Uniform Commercial Code as the same may, from
           ----
time to time, be in effect in the State of New York; provided, that in the event
                                                     --------
that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

          "Collateral" shall mean the property covered by the Collateral
           ----------
Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a Lien in favor of Agent or Lenders to secure any or all of the Obligations.

          "Collateral Documents" shall mean the Security Agreement, the Patent,
           --------------------
Trademark and Copyright Assignment, the Mortgages, the Note Pledge Agreement, the Stock Pledge Agreement and all other instruments and agreement now or hereafter securing the whole or any part of the Obligations.

          "Collection Account" shall mean that certain account of Agent, account
           ------------------
number 502-328-54 in the name of GECC/CAF Depository at Bankers Trust Company, 1 Bankers Trust Plaza, New York, New York 10006, ABA number 021-001-033, or such other account as may be designated by Agent.

          "Commitment Letter" shall mean the Commitment Letter, dated November
           -----------------
8, 1994, by GE Capital and General Electric Capital Canada Inc. to Tyco Parent and agreed to and accepted by Tyco Parent on November 11, 1994, together with all term sheets attached thereto, as amended on December 27, 1994, January 30, 1995 and February 8, 1995 and as further amended, modified or supplemented from time to time.

          "Commitment Termination Date" shall mean the earliest of (a) the third
           ---------------------------
anniversary of the Closing Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 8.2, and (c) the date of termination of
                               -----------
the Revolving Credit Commitments in accordance with the provisions of Section
                                                                      -------
1.3.
- ---

          "Confidential Information" shall have the meaning assigned to it in
           ------------------------
Section 11.13.
- -------------

          "Contracts" shall mean all the contracts, undertakings, or agreements
           ---------
(other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Borrower, any other Loan Party or any Subsidiary thereof may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

          "Copyrights" shall mean any copyright to which any Borrower, any other
           ----------
Loan Party or any Subsidiary thereof now or hereafter has title, as well as any application for a copyright hereafter made by any Borrower, any other Loan Party or any Subsidiary thereof.

          "Default" shall mean any event which, with the passage of time or
           -------
notice or both, would, unless cured or waived, become an Event of Default.

          "Default Rate" shall mean (a) with respect to principal owing on
           ------------
Revolving Credit Advances, a rate per annum equal to two percent (2%) over the rate or rates of interest otherwise in effect hereunder from time to time therefor and (b) with respect to interest or other Obligations (excluding principal on the Revolving Credit Advances), a rate per annum equal to the Index Rate in effect from time to time plus three and one-quarter percent (3-1/4%)).

          "Deferred Taxes" shall mean, with respect to any Person at any date,
           --------------
the amount of deferred taxes of such Person as shown on the balance sheet of such Person as of such date prepared in accordance with GAAP.

          "Designated Subsidiary" shall mean any of the Receivables Funding
           ---------------------
Subsidiary (but only so long as not a Guarantor), Tyco Investment, Tyco Hong Kong, Tyco Far East, TOMCO

I, Illco Acquisition Corp., Matchbox International Limited, Matchbox Toys, Pty. Ltd., Matchbox Collectibles Pty. Ltd., Tyco Toys (Singapore) Pte. Ltd., Tyco Asia Ltd., Universal International (Holdings) Ltd., the Inactive Subsidiaries and any other Subsidiary of Tyco Parent created or acquired after the Closing Date that with the prior written agreement of Agent is not to become a Guarantor.

          "Disbursement Accounts" shall have the meaning assigned to it in Annex
           ---------------------                                           -----
B.
- -

          "Distribution" shall have the meaning assigned to it in the first
           ------------
paragraph of this Agreement.

          "Documents" shall mean all "documents," as such term is defined in the
           ---------
Code, now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof, wherever located, and in any event any bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title.

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "DOL" shall mean the United States Department of Labor or any
           ---
successor thereto.

          "Domestic Subsidiary" shall mean, with respect to any Person, any
           -------------------
Subsidiary of such Person which is incorporated or organized under the laws of the United States, any State or Commonwealth thereof or the District of Columbia.

          "Eligible Inventory" shall mean, with respect to any Borrower, such
           ------------------
Inventory of such Borrower that consists of finished goods and that is not ineligible as the basis for Revolving Credit Advances and Letter of Credit Obligations based on such criteria determined by Agent from time to time in its sole discretion exercised in good faith. Criteria for eligibility may be fixed and revised from time to time by Agent in its sole discretion exercised in good faith. Unless otherwise agreed to in writing by Agent, in determining whether Inventory of any Borrower constitutes Eligible Inventory of such Borrower, Agent shall not include any Inventory that:

          (a) is not owned by such Borrower free and clear of all Liens and rights of others, except first priority perfected Liens in favor of Agent;

          (b) except as provided in paragraph (c) and (d) below, is not located on premises owned and operated by such Borrower and referenced in Schedule 3.6;
                                                                  ------------

          (c) is Inventory in transit or Inventory held on or at any leased premises where the landlord thereof has not executed a consent and waiver in form and substance satisfactory to Agent;

          (d) is in the possession or control of a bailee, warehouseman, processor, converter, finisher or other Person other than such Borrower, unless Agent is in possession of such agreements, instruments and documents as Agent may require (each in form and content acceptable to Agent and duly executed, as appropriate by the bailee, warehouseman, processor, converter or other Person in possession or control of such Inventory, as applicable) including warehouse receipts in Agent's name covering such Inventory;

          (e) is covered by a negotiable document of title;

          (f) in Agent's good faith judgment, is obsolete, unsalable, shopworn, damaged, unfit for further processing, or is of substandard quality (it being agreed that the determination of substandard quality with respect to any Inventory which is the subject of a License as to which such Borrower is a licensee that contains standards of quality for such Inventory shall be based upon the quality standards set forth in such License);

          (g) consists of display items, samples, supplies, small tools, packaging and shipping materials or defective goods which have been returned by the buyer;

          (h) consists of discontinued or slow-moving items;

          (i) does not meet all standards imposed by any Governmental Authority;

          (j) is placed by such Borrower on consignment or held by such Borrower on consignment from another Person;

          (k) is produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in Title 29 U.S.C. (S) 215 or any successor statute or section;

          (l) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document; or

          (m) is not otherwise acceptable in the sole discretion of Agent exercised in good faith.

          "Environmental Laws" shall mean all Federal, state and local and
           ------------------
foreign laws, statutes, ordinances, orders and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S)(S) 9601 et seq.) ("CERCLA"); the Hazardous
                                        -- ---
Material Transportation Act, as amended (49 U.S.C. (S)(S) 1801 et seq.); the
                                                               -- ---
Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. (S)(S) 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C.
    -- ---
(S)(S) 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15
            -- ---
U.S.C. (S)(S) 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. (S)(S) 740
                   -- ---
et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. (S)(S)
- -- ---
1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C.
     -- ---
(S)(S) 651 et seq.) ("OSHA"); and the Safe Drinking Water Act, as amended (42
           -- ---
U.S.C. (S)(S) 300(f) et seq.), and any and all regulations promulgated
                     -- ---
thereunder, and all analogous state and local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

          "Environmental Liabilities and Costs" shall mean all liabilities,
           -----------------------------------
obligations, responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release, or the presence of a Hazardous Material.

          "Equipment" shall mean all "equipment" as such term is defined in the
           ---------
Code, and, in any event, shall include all machinery, equipment, furnishings, fixtures and vehicles and any and all additions, accessions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974
           -----
(or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

          "ERISA Affiliate" shall mean any trade or business (whether or not
           ---------------
incorporated) under common control with any Borrower, any other Loan Party or any Subsidiary thereof and which, together with such Borrower, other Loan Party or such Subsidiary, is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the IRC.

          "ERISA Event" shall mean, with respect to any Borrower or other Loan
           -----------
Party, any Subsidiary thereof or any ERISA Affiliate, (a) a Reportable Event with respect to a Title IV Plan or a Multi-employer Plan; (b) the withdrawal of such Borrower or other Loan Party, any Subsidiary thereof or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a) (2) of ERISA;
(c) the complete or partial withdrawal of such Borrower or other Loan Party, any Subsidiary thereof or any ERISA Affiliate from any Multi-employer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041(c) of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multi-employer Plan by the PBGC; (vi) the failure to make required contributions to a Qualified Plan; or (f) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multi-employer Plan or the imposition of any material liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "Eurodollar Business Day" shall mean a Business Day on which banks
           -----------------------
generally in the City of London are open for interbank or foreign exchange transactions.

          "Event of Default" shall have the meaning assigned to it in Section
           ----------------                                           -------
8.1.
- ---

          "Excess Borrowing Availability" shall mean at any time of measurement
           -----------------------------
with respect to any Borrower, the amount by which Borrowing Availability of such Borrower exceeds the aggregate principal amount of the Revolving Credit Advances owing by such Borrower.

          "Existing Credit Agreement" shall mean the Amended and Restated Credit
           -------------------------
Agreement, dated as of October 2, 1992, among Industries, as borrower, Tyco Parent, certain Subsidiaries of Tyco Parent, the lenders party thereto, NationsBank, N.A. (Carolinas) (formerly known as NationsBank of North Carolina, N.A.), as Agent, and The Bank of Nova Scotia, as co-agent, as amended by Amendment No. 1 thereto dated as of March 18, 1993, Amendment No. 2 thereto dated as of February 10, 1994, Amendment No. 3 thereto dated as of November 15, 1994, Amendment No. 4 thereto dated as of February 8, 1995 and by a letter agreement thereto dated June 7, 1994.

          "Fees" shall mean the fees due to Agent and Lenders as set forth in
           ----
Section 1.8, and any other fees due to Agent or Lenders pursuant to the Loan
- -----------
Documents.

          "Financials" shall mean the financial statements referred to in
           ----------
paragraph 1 of Schedule 3.4.
               ------------

          "First Chicago Notes" shall mean the Convertible Subordinated Notes
           -------------------
due July 18, 2001 issued by Tyco Parent in the original aggregate principal amount of $13,500,000, as amended, modified, supplemented, replaced or substituted for from time to time in accordance with the terms thereof and hereof.

          "Fiscal Month" shall mean for Tyco Parent and its Subsidiaries the
           ------------
following:

          (a) the first, fourth, seventh and tenth Fiscal Months of any Fiscal Year shall be the periods commencing on January 1, April 1, July 1 and October 1, respectively, in such Fiscal Year and ending on the fourth Saturday thereafter;

          (b) the second, fifth, eighth and eleventh Fiscal Months of any Fiscal Year shall be the periods commmencing on the day after the last day of the first, fourth, seventh and tenth Fiscal Months, respectively, of such Fiscal Year and ending on the fourth Saturday thereafter; and

          (c) the third, sixth, ninth and twelfth Fiscal Months of any Fiscal Year shall be the periods commencing on the day after the last day of the second, fifth, eighth and eleventh Fiscal Months, respectively, of such Fiscal Year and ending on the last day of March, June, September and December, respectively, immmediately thereafter.

          "Fiscal Quarter" shall mean for Tyco Parent and its Subsidiaries each
           --------------
calendar quarter.

          "Fiscal Year" shall mean for Tyco Parent and its Subsidiaries the
           -----------
calendar year. Subsequent changes of the fiscal year of Tyco Parent or any of its Subsidiaries shall not change the term "Fiscal Year," unless Agent and Required Lenders shall consent in writing to such change.

          "Fixed Rate" shall have the meaning assigned to it in Section 1.6(c).
           ----------                                           --------------

          "Fixed Rate Tranche" shall have the meaning assigned to it in Section
           ------------------                                           -------
1.6(c).
- ------

          "Fixtures" shall mean all "fixtures," as such term is defined in the
           --------
Code, now or hereafter owned or acquired by any Borrower, any other Loan Party or any Subsidiary thereof, wherever located, and, in any event, including all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions therefor or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, Real Property wherever located (including all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, incinerating and power, loading and unloading, signs, escalators, elevators, boilers, communication, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property).

          "Foreign Lending Entity" shall have the meaning set forth in Section
           ----------------------                                      -------
10.2(g) of this Agreement.
- -------

          "Foreign Subsidiary" shall mean, with respect to any Person, any
           ------------------
Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States of America as in effect from time to time, consistently applied.

          "GE Capital" shall mean General Electric Capital Corporation, a
           ----------
corporation organized under the banking laws of the State of New York.

          "General Intangibles" shall mean all "general intangibles," as such
           -------------------
term is defined in the Code, now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof and, in any event, including all right, title and interest which any Borrower, any other Loan Party or any Subsidiary thereof may now or hereafter have in or under any Contract, all customer lists, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies, (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man, and business interruption insurance, and all unearned premiums), uncertificated securities, letters of credit, choses in action, and other bank accounts (including the

Blocked Account and the Disbursement Accounts), rights to receive tax refunds and other payments and rights of indemnification.

          "Global Lenders" shall mean, collectively, the lenders providing or
           --------------
committing to provide any financial accommodations under any of the Overall Facilities.

          "Goods" shall mean all "goods" as such term is defined in the Code,
           -----
now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof, wherever located, including movables, Fixtures, Equipment, Inventory, or other tangible personal property.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Indebtedness" shall mean, as to any Person, any obligation
           -----------------------
of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor")
             -------------------                             ---------------
in any manner including any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

          "Guarantor" shall mean, at any time (i) Tyco Parent; (ii) each
           ---------
Borrower; (iii) any other Domestic Subsidiary (other than Tyco Investment), now existing or hereafter organized or created, of Tyco Parent; provided that, so
                                                            --------
long as the Receivables Funding Agreement has not been terminated or the Receivables Funding Subsidiary has any obligations thereunder, the Receivables Funding Subsidiary shall not be a Guarantor; (iv) any Foreign Subsidiary of Tyco Parent existing on the Closing Date (other than Designated Subsidiaries existing on the Closing Date which are Foreign Subsidiaries of Tyco Parent); and (v) unless otherwise agreed to in writing by Agent (including, without limitation, by reason of the last sentence of Section 5.16 hereof), any Additional Loan
                                  ------------
Party.

          "Guaranty" shall mean the guaranty, substantially in the form of
           --------
Exhibit A-1 hereto, to be executed by each Guarantor (other than Tyco Toys
- -----------
(Canada) Inc. which shall execute and deliver to Agent the Canadian Guaranty and each of Tyco Toys

(U.K.) Ltd., Matchbox Toys, Ltd., Illco (U.K.) Ltd., Matchbox Collectibles (U.K.) Ltd. and Playtime Toys UK Ltd. which shall execute and deliver to Agent a UK Guaranty) in favor of Agent, for the ratable benefit of Lenders, to secure all or a portion of the Obligations, including all amendments, modifications and supplements thereto, and shall refer to the Guaranty as the same may be in effect at the time such reference becomes operative.

          "Hazardous Material" shall mean a Hazardous Substance and/or a
           ------------------
Hazardous Waste.

          "Hazardous Substance" shall mean any element, material, compound,
           -------------------
mixture, solution, chemical, substance, or pollutant within the definition of "hazardous substance" under Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601(14); petroleum or any fraction, by-product or distillation product thereof; asbestos, polychlorinated biphenyls, or any radioactive substances; and any material regulated as a hazardous substance by any jurisdiction in which any Borrower, any other Loan Party or any Subsidiary thereof owns or operates or has owned or operated a facility.

          "Hazardous Waste" shall mean any element, pollutant, contaminate or
           ---------------
discarded material (including any radioactive material) within the definition of
Section 103(6) of the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6903(6); and any material regulated as a hazardous waste by any jurisdiction in which any Borrower, any other Loan Party or any Subsidiary thereof owns or operates or has owned or operated a facility, or to which any Borrower, any other Loan Party or any Subsidiary thereof sends material for treatment, storage or disposal as waste.

          "Inactive Subsidiaries" shall mean any of View-Master International
           ---------------------
(Singapore) Pte., Ltd., View-Master Ideal (UK) Limited, DI Hong Kong Limited, Nasta Far East, Limited, Hingham Enterprises Limited, GreatResult Electronics Limited, Matchbox Japan Ltd., Matchbox Acquisition Ltd., Tyco Toys (Italy) S.p.A., Macao Toys Ltd., and Macao Die-Casting Toys Ltd.

          "Indebtedness" of any Person shall mean (a) all indebtedness of such
           ------------
Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business (which exclusion shall include inter-company trade debt incurred with respect to purchases of Inventory permitted by Section
                                                                  -------
6.4(b)) and not including obligations to pay inter-company management and
- ------
royalty fees so long as such fees are paid to Industries or the direct or indirect parent corporation of the obligor of such fees), (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreements with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all Capital Lease Obligations, (e) all Guaranteed Indebtedness,
(f) all Indebtedness referred to in clause (a), (b), (c), (d) or (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness,
(f) the Obligations, (g) all liabilities under Title IV of ERISA and (h) all liabilities under or with respect to interest rate protection agreements.

          "Indemnified Person" shall have the meaning assigned to it in Section
           ------------------                                           -------
1.17.
- ----

          "Index Rate" shall mean for any day, the rate per annum determined by
           ----------
Agent by reference to the higher of (i) the highest daily prime, base or equivalent rate published or announced from time to time by Bankers Trust Company, Citibank, N.A., Morgan Guaranty Trust Company of New York, Chemical Bank, or The Chase Manhattan Bank (National Association) (or any successor to any such bank) (whether or not such rate is actually charged by such bank or successor) as in effect for such day, and (ii) the latest month-end rate for ninety (90) day dealer placed commercial paper which normally is published in the "Money Rates" section of The Wall Street Journal for such day (or in the event such rate shall not so appear, in such other nationally recognized publication as Agent may, from time to time, specify to Borrowers). If any of the above-mentioned banks (or any successor thereto) does not timely publish or announce its prime, base or equivalent rate and Agent is not otherwise able to determine same, Agent shall determine the relevant interest rate on the basis of the prime, base or equivalent rates published by the remaining banks (or successors thereto) or, if none of such prime, base or equivalent rates is available on a timely basis and Agent is not otherwise able to determine same, Agent shall forthwith give notice thereof to Borrowers and Lenders, whereupon until Agent notifies Borrowers and Lenders that such prime, base or equivalent rates are available on a timely basis, Agent may utilize the prime, base or equivalent rate of any bank having its principal place of business in New York, New York and having a combined capital and surplus of not less than $500,000,000.

          "Industries" shall mean Tyco Industries, Inc., a Delaware corporation.
           ----------

          "Instruments" shall mean all "instruments," as such term is defined in
           -----------
the Code, now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof, wherever located and in any event all certificated securities, certificates of deposit and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Intellectual Property" shall mean, collectively, all Trademarks, all
           ---------------------
Patents, all Copyrights and all Licenses now held or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof, together with all franchises, tax refund claims, rights of indemnification, payments under insurance, indemnities, warranties and guarantees payable with respect to the foregoing.

          "Intercreditor Agreement" shall mean the Intercreditor Agreement to be
           -----------------------
entered into among Agent, Manufacturing, Industries, Receivables Funding Subsidiary, Financial Security Assurance and GE Capital as agent for Redwood with respect to the priority of Liens granted by Manufacturing and Industries in favor of Agent and the Receivables Funding Subsidiary in certain assets of Manufacturing and Industries and certain other matters related to such Liens, as amended, modified or supplemented from time to time in accordance with the terms thereof.

          "Interest Period" shall mean with respect to any Fixed Rate Tranche
           ---------------
bearing interest at a Fixed Rate, the period of one, two or three whole calendar months commencing on the first day of the calendar month specified by the relevant Borrower in its Notice of Fixed Rate Election with respect to such Fixed Rate Tranche delivered to Agent in accordance with Section 1.6(d).
                                                         --------------
Notwithstanding the foregoing, all Interest Periods shall be adjusted in accordance with the second sentence of Section 1.6(a).
                                       --------------

          "Inventory" shall mean all "inventory," as such term is defined in the
           ---------
Code, now or hereafter owned or acquired by, any Borrower, any other Loan Party or any Subsidiary thereof, wherever located, and, in any event, including inventory, merchandise, Goods and other personal property which are held by or on behalf of any Borrower, any other Loan Party or any Subsidiary thereof for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in any Borrower's, any other Loan Party's or any of its Subsidiaries' business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies, and all accessions and additions thereto and all Documents covering any of the foregoing.

          "IRC" shall mean the Internal Revenue Code of 1986, as amended, and
           ---
any successor thereto.

          "IRS" shall mean the Internal Revenue Service, or any successor
           ---
thereto.

          "Investment" shall mean, for any Person (a) the acquisition (whether
           ----------
for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition;
(b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); and (c) the entering into of any Guaranteed Indebtedness of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

          "Junior Preferred Stock" shall mean the Series A Junior Preferred
           ----------------------
Stock of Tyco Parent which may be issued pursuant to and in accordance with the terms of the Rights Agreement having the terms and rights set forth in Exhibit A to the Rights Agreement.

          "Leases" shall mean all of those leasehold estates in real property
           ------
now owned or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof, as lessee or sublessor.

          "Lender" and "Lenders" shall have the meanings provided in the first
           ------       -------
paragraph of this Agreement.

          "Letter of Credit Fee" shall have the meaning assigned to it in Annex
           --------------------                                           -----
D to this Agreement.
- -

          "Letter of Credit Obligations" shall mean all outstanding obligations
           ----------------------------
incurred by Agent or any Lender at the request of any Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guaranty, by Agent, any Lender or another Person, of Letters of Credit. The amount of such Letter of Credit Obligations with respect to any Letter of Credit or guaranty thereof at any time shall equal the maximum amount which may be payable by Agent or Lenders thereupon or pursuant thereto at such time.

          "Letters of Credit" shall mean commercial or standby letters of credit
           -----------------
issued at the request and for the account of any Borrower for which Agent or any Lender has incurred Letter of Credit Obligations.

          "LIBOR Rate" shall mean for the purposes of determining any Fixed Rate
           ----------
for any Interest Period, the rate per annum offered on Eurodollar deposits in U.S. dollars for a period corresponding to the duration of such Interest Period in an amount approximately corresponding to the principal amount of the applicable Fixed Rate Tranche, as quoted by Telerate News Service on page 3750 as of 11:00 a.m. (London time) on the second full Eurodollar Business Day preceding the beginning of such Interest Period. The LIBOR Rate will be determined by Agent on the second full Eurodollar Business Day preceding the beginning of the relevant Interest Period and the LIBOR Rate so determined will be utilized for the duration of such Interest Period. If such interest rate ceases to be available from Telerate News Service, the LIBOR Rate will be determined from such financial reporting service or other information as would be mutually acceptable to Borrowers and Agent.

          "License" shall mean any Patent License, Trademark License or other
           -------
license of rights or interests now held or hereafter acquired by any Borrower, any other Loan Party or any Subsidiary thereof.

          "Lien" shall mean any mortgage, deed to secure debt or deed of trust,
           ----
pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

          "Loan Documents" shall mean this Agreement, the Revolving Credit
           --------------
Notes, the Collateral Documents, the Guaranty, the Canadian Guaranty, the UK Guaranties and all agreements, instruments, documents and certificates in favor of Agent or Lenders executed in connection with the transactions contemplated by this Agreement, including, without limitation, those that are identified in the Schedule of Closing Documents attached as Annex C, and including all other
                                          -------
pledges, powers of attorney, consents, assignments, contracts, notices, and other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to Agent or Lenders in connection with this Agreement or the financing transactions contemplated hereby.

          "Loan Party" shall mean and include each Borrower, each other
           ----------
Guarantor, Tyco Investment, TOMCO I, Tyco Hong Kong, Tyco Far East, Illco Acquisition Corp., Tyco Asia Limited, Matchbox International Limited and Matchbox Toys Pty. Ltd.

          "Manufacturing" shall have the meaning assigned to it in the first
           -------------
paragraph of this Agreement.

          "Margin Stock" shall have the meaning specified in Regulation G, T, U
           ------------
or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Material Adverse Effect" shall mean a material adverse effect on (i)
           -----------------------
the business, assets, operations, prospects, or financial condition of any Borrower, any other Loan Party or any Subsidiary thereof, (ii) any Borrower's ability to pay or perform the Obligations in accordance with the terms thereof or any other Loan Party's ability to perform its obligations under any Loan Document to which it is a party, (iii) the Collateral or Agent's or Lenders' Liens on the Collateral or the priority of any such Liens, or (iv) the rights and remedies of Agent and Lenders under this Agreement and the other Loan Documents.

          "Material Contract" shall mean each contract (other than purchase
           -----------------
orders for the sale by any Loan Party or any Subsidiary thereof in the ordinary course of business of Inventory to Persons who are not Affiliates of any Loan Party or any Subsidiary thereof) to which any Borrower, any other Loan Party or any Subsidiary thereof is now or hereafter a party which (x) involves aggregate consideration payable to or by (or guaranteed by) such Borrower or other Loan Party or Subsidiary, contingent or otherwise, in excess of $1,000,000 in any calendar year (other than foreign exchange contracts permitted hereunder) or (y) is otherwise material to the business or operations of such Loan Party or Subsidiary.

          "Maximum Lawful Rate" shall have the meaning assigned to it in Section
           -------------------                                           -------
1.6(f).
- ------

          "Maximum Revolving Credit Commitment" shall mean an amount equal to
           -----------------------------------
$35,000,000 as of the Closing Date, as reduced or terminated in accordance with the terms of this Agreement.

          "Mortgage" shall mean any fee or leasehold mortgage or deed of trust
           --------
executed by any Loan Party in favor of Agent (or any co-agent or trustee for the benefit of Agent), for the ratable benefit of Lenders, to secure all or a portion of the Obligations, including all amendments, modifications and supplements thereto, and shall refer to the relevant Mortgage as the same may be in effect at the time such reference becomes operative.

          "Multi-employer Plan" shall mean a "Multi-employer plan" as defined in
           -------------------
Section 4001(a) (3) of ERISA, and to which any Borrower, other Loan Party, any Subsidiary thereof or any ERISA Affiliate is making, is obligated to make, or within the last six years has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

          "Non-Funding Lender" shall have the meaning assigned to it in Section
           ------------------                                           -------
1.2.
- ---

          "Non-Use Fee" shall have the meaning assigned to it in Annex D.
           -----------                                           -------

          "Note Pledge Agreement" shall mean the Note Pledge Agreement,
           ---------------------
substantially in the form of Exhibit B hereto, to be executed by Tyco Parent,
                             ---------
each other Loan Party which is or becomes either a Domestic Subsidiary of Tyco Parent or an Additional Loan Party that is a Guarantor and Agent, including all amendments, modifications and supplements thereto, and shall refer to the Note Pledge Agreement as the same may be in effect at the time such reference becomes operative.

          "Notice of Fixed Rate Election" shall have the meaning assigned to it
           -----------------------------
in Section 1.6(d).

          "Notice of Revolving Credit Advance" shall have the meaning assigned
           ----------------------------------
to it in Section 1.1(c).

          "Obligations" shall mean all loans, advances, liabilities and
           -----------
obligations for the payment of monetary amounts (whether or not such payment is then required or contingent, or amounts are liquidated or determinable) owing by any Borrower or any other Loan Party to Agent or any Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents. This term includes all principal, interest (including interest which accrues after the commencement of any case or proceeding referred to in Section 8.1(g) or (h)), all Fees,
                                         ---------------------
Charges, Claims, expenses, attorneys' fees and any other sum chargeable to any Borrower or any other Loan Party under any of the Loan Documents.

          "Obligor" shall mean any borrower under any of the Overall Facilities
           -------
and any guarantor of any or all of the obligations of any such borrower under any of the Overall Facilities, including, without limitation, the Borrowers and Guarantors.

          "Other Lender" shall have the meaning assigned to it in Section 1.2.
           ------------                                           -----------

          "Other Taxes" shall have the meaning assigned to it in Section
           -----------                                           -------
1.19(b).
- -------

          "Overall Facilities" shall mean, collectively, the loan facilities
           ------------------
provided under this Agreement, the Canadian Credit Agreement and the UK Credit Agreement.

          "Patent License" shall mean, with respect to any Borrower, any other
           --------------
Loan Party or any Subsidiary thereof, rights under any written agreement now owned or hereafter acquired by such Person granting any right with respect to any invention on which a Patent is in existence.

          "Patent, Trademark and Copyright Assignment" shall mean the Trademark,
           ------------------------------------------
Patent and Copyright Security Agreement, substan-
tially in the form of Exhibit C hereto, to be executed by Tyco Parent, each
                      ---------
other Loan Party which is or becomes either a Domestic Subsidiary of Tyco Parent or an Additional Loan Party that is a Guarantor and Agent, for the ratable benefit of Lenders, including all amendments, modifications and supplements thereto, and shall refer to the Patent, Trademark and Copyright Assignment as the same may be in effect at the time such reference becomes operative.

          "Patents" shall mean all of the following in which any Borrower, any
           -------
other Loan Party or any Subsidiary thereof now holds or hereafter acquires any interest: (a) all letters patent of the United States of America or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States of America or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State or Territory thereof, or any other country, and (b) all reissues, divisions, continuations, continuations-in-part or extensions thereof.

          "Payor" shall have the meaning assigned to it in Section 1.13.
           -----                                           ------------

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
successor thereto.

          "Pension Plan" shall mean an employee pension benefit plan, as defined
           ------------
in Section 3(2) of ERISA (other than a Multi-employer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which any Borrower or any other Loan Party or, if a Title IV Plan, any Subsidiary of any Borrower, any other Loan Party or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Permitted Encumbrances" shall mean the following encumbrances: (a)
           ----------------------
Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 5.2 of this Agreement; (b) pledges or deposits securing
             -----------
obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) with respect to any Person other than Tyco Investment, TOMCO I, any Inactive Subsidiary and Almat Toy Company, pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Loan Party or any of its Subsidiaries is a party as lessee made in the ordinary course of business; (d) deposits securing public or statutory obligations of any Loan Party or any of its Subsidiaries; (e) with respect to any Person other than Tyco Investment, TOMCO I, any Inactive Subsidiary and Almat Toy

Company, inchoate and unperfected workers', mechanics', suppliers' or similar liens arising in the ordinary course of business; (f) with respect to any Person other than Tyco Investment, TOMCO I, any Inactive Subsidiary and Almat Toy Company, carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing Indebtedness not yet due and payable in an outstanding aggregate amount not in excess of $100,000 at any time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Loan Party or any of its Subsidiaries is a party; (h) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay; (i) with respect to any Person other than Tyco Investment, TOMCO I, any Inactive Subsidiary and Almat Toy Company, zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, leases or leasehold estates and (j) with respect to any Foreign Subsidiary of Tyco Parent (other than TOMCO I, any Inactive Subsidiary, Tyco Toys (Canada) Inc., Tyco Toys (U.K.) Ltd., Matchbox Toys, Ltd. and the respective Subsidiaries of such Canadian and United Kingdom Persons) which is a borrower (or a Subsidiary of a borrower) under a credit facility permitted under Section 6.3(i) provided by a lender or group of lenders which are not Affiliates of any Loan Party or any Subsidiary thereof, Liens in favor of such lender or lenders (or agent acting on behalf of such lenders) to secure the obligations of such Person under or with respect to such credit facility in respect of any property or assets of such Person (other than the capital stock of any Subsidiary of Tyco Parent) not located in the United States, Canada or the United Kingdom.

          "Person" shall mean any individual, sole proprietorship, partnership,
           ------
joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "Plan" shall mean, with respect to any Borrower, any other Loan Party,
           ----
any Subsidiary thereof or any ERISA Affiliate, at any time, an employee benefit plan, as defined in Section 3(3) of ERISA, which such Borrower, other Loan Party, Subsidiary or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Proceeds" shall mean all "proceeds," as such term is defined in the
           --------
Code and, in any event, shall include, with respect to any Person: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Person from time to time with respect to any of its property or assets; (b) any and all payments (in any form whatsoever) made or due and payable to such Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of such Person's property or assets by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority),
(c) any claim of such Person against third parties (i) for past, present or future infringement of any Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (d) any recoveries by such Person against third parties with respect to any litigation or dispute concerning any of such Person's property or assets; and (e) any and all other amounts from time to time paid or payable under or in connection with any of such Person's property or assets, upon disposition or otherwise.

          "Projections" shall mean the projections referred to in paragraph 2 of
           -----------
Schedule 3.4 and any other projections required to be delivered by any Loan
- ------------
Party to Agent or any Lender under this Agreement.

          "Property" shall have the meaning assigned to it in Section 5.14.
           --------                                           ------------

          "Qualified Plan" shall mean an employee pension benefit plan, as
           --------------
defined in Section 3(2) of ERISA, which is intended to be tax-qualified under IRC Section 401(a), and which any Borrower or other Loan Party, any Subsidiary of any Borrower or other Loan Party or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Real Property" shall mean all real property owned, leased or operated
           -------------
by any Borrower or any other Loan Party or any Affiliate of any Borrower or any other Loan Party.

          "Receivables Funding Agreement" shall mean the Receivables Funding and
           -----------------------------
Servicing Agreement, dated as of even date with this Agreement, among the Receivables Funding Subsidiary, as borrowers, Redwood, as lender, Industries, as servicer, Financial Security Assurance and GE Capital, as operating agent and collateral agent.

          "Receivables Funding Documents" means, collectively, the Receivables
           -----------------------------
Funding Agreement and the Receivables Sale Agreement.

          "Receivables Funding Subsidiary" shall mean, collectively, Tyco
           ------------------------------
Funding I Corporation and Tyco Funding II Corporation, each a Delaware corporation and a direct subsidiary of Industries. Where the context requires, such defined term shall mean and refer to one or both of such corporations.

          "Receivables Sale Agreement" shall mean, collectively (i) the
           --------------------------
Receivables Transfer Agreement, dated as of even date with this Agreement, by and between Manufacturing and the Receivables Funding Subsidiary and (ii) the Receivables Transfer Agreement, dated as of even date with this Agreement, by and between Industries and the Receivables Funding Subsidiary. Where the context requires, such defined term shall mean and refer to one or both of such agreements.

          "Redwood" shall mean Redwood Receivables Corporation, a Delaware
           -------
corporation.

          "Regulatory Change" shall mean, with respect to any Lender, any change
           -----------------
after the date of this Agreement in Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of lenders including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Release" shall mean, as to any Person, any release or any spilling,
           -------
leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration of a Hazardous Material into the indoor or outdoor environment by such Person (or by a person under such Person's direction or control), including the movement of a Hazardous Material through or in the air, soil, surface water, ground water or property; but shall exclude any release, discharge, emission or disposal in material compliance with a then effective permit or order of a Governmental Authority.

          "Reportable Event" shall mean any of the events described in Section
           ----------------
4043(b) (1), (2), (3), (5), (6), (8) or (9) of ERISA.

          "Required Lenders" shall mean, at any time, Lenders holding more than
           ----------------
50% of the aggregate of the Revolving Credit Commitments of all Lenders at such time (or, if the Commitment Termination Date has occurred, in lieu of the Revolving Credit Commitments, the aggregate of the Revolving Credit Loan then outstanding in respect of the Revolving Credit Commitment).

          "Required Payment" shall have the meaning assigned to it in Section
           ----------------                                           -------
1.13.
- ----

          "Restricted Payment" shall mean, with respect to any Person:  (a) the
           ------------------
declaration or payment of any dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of such Person's Stock; (b) any payment on account of the purchase, redemption, defeasance or other retirement of such Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; or (c) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person; provided, that Restricted Payment
                                            --------
shall not include any dividends declared or paid by the Receivables Funding Subsidiary to Industries.

          "Retiree Welfare Plan" shall refer to any Welfare Plan providing for
           --------------------
continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

          "Revolving Credit Advance" shall have the meaning assigned to it in
           ------------------------
Section 1.1(a).
- --------------

          "Revolving Credit Commitment" shall mean, as to each Lender, the
           ---------------------------
commitment of such Lender to make Revolving Credit Advances to Borrowers pursuant to Section 1.1 in the aggregate principal amount outstanding not to
            -----------
exceed the amount set forth opposite such Lender's name on the signature pages of this Agreement or specified in any amendment hereto or any assignment hereof pursuant to Section 10.2 hereof, as such amount may be reduced or terminated in
            ------------
accordance with the terms of this Agreement.

          "Revolving Credit Loan" shall mean the aggregate amount of Revolving
           ---------------------
Credit Advances of all Lenders outstanding at any time.

          "Revolving Credit Notes" shall mean the promissory notes provided for
           ----------------------
by Section 1.1(d) and all promissory notes delivered in substitution or exchange
   --------------
therefor, in each case as the same may be modified and supplemented and in effect from time to time.

          "Rights Agreement" shall mean the Rights Agreement, dated as of
           ----------------
September 8, 1988, between Tyco Parent and Chemical Bank (as successor to Manufacturers Hanover Trust Company), as rights agent, as in effect on the date of execution thereof and as amended with the prior written consent of Agent.

          "Security Agreement" shall mean the Security Agreement, substantially
           ------------------
in the form of Exhibit D attached hereto, to be executed by Tyco Parent and each
               ---------
other Loan Party which is or becomes either a Domestic Subsidiary of Tyco Parent or an

Additional Loan Party that is a Guarantor in favor of Agent, for the ratable benefit of Lenders, including all amendments, modifications and supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

          "Stock" shall mean all shares, options, warrants, general or limited
           -----
partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

          "Stock Pledge Agreement" shall mean the Pledge Agreement,
           ----------------------
substantially in the form of Exhibit E hereto, to be executed by Tyco Parent,
                             ---------
each other Loan Party which is a Domestic Subsidiary of Tyco Parent (now existing or hereafter created or acquired), TOMCO I, certain other Foreign Subsidiaries of Tyco Parent and each Additional Loan Party that is a Guarantor in favor of Agent, for the ratable benefit of Lenders, including all amendments, modifications and supplements thereto, and shall refer to the Stock Pledge Agreement as the same may be in effect at the time such reference becomes operative.

          "Subject Property" shall mean all Real Property subject to a Mortgage
           ----------------
and serving as security for all or a portion of the Obligations, consisting of, to the extent required by Agent, the leasehold interest of Manufacturing at 8585 SW Hall Blvd., Beaverton, Oregon.

          "Subordinated Debt Documents" shall mean (i) the Tyco Parent Senior
           ---------------------------
Subordinated Note Indenture and the notes, guaranties and other documents executed and delivered in connection therewith and (ii) the First Chicago Notes and the documents executed and delivered in connection therewith, each as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Subsidiary" shall mean, with respect to any Person:  (a) any
           ----------
corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Stock whether by proxy, agreement, operation of law or otherwise; and (b) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.

          "Taxes" shall mean taxes, levies, imposts, deductions, Charges or
           -----
withholdings, and all liabilities with respect thereto, excluding franchise taxes and other taxes imposed on or measured by the net income of any Lender by the United States of America, the jurisdiction under the laws of which such Lender is organized, the jurisdiction in which such Lender's applicable lending office is located or other jurisdictions where such Lender is subject to tax solely by reason of its activities or former activities in such jurisdictions other than activities in connection with the transactions contemplated by this Agreement or, in each case, any political subdivision thereof.

          "Termination Date" shall mean the date on which (a) the Revolving
           ----------------
Credit Commitments have been terminated in full, and Lenders shall have no further obligation to make any credit extensions or financial accommodations hereunder, and (b) all Obligations have been paid in full in immediately available funds in Dollars, and Borrowers shall have funded in immediately available funds in Dollars and Cash Equivalents the amounts required, if any, under the Loan Documents into the Cash Collateral Account in respect of Letter of Credit Obligations, if any, then outstanding.

          "Termination Fee" shall have the meaning provided in Annex D.
           ---------------                                     -------

          "Title IV Plan" shall mean a Pension Plan, other than a Multi-employer
           -------------
Plan, which is covered by Title IV of ERISA.

          "TOMCO I" shall mean Tyco Management I, Limited, a Barbados
           -------
corporation.

          "Trademark License" shall mean, with respect to any Borrower, any
           -----------------
other Loan Party or any Subsidiary thereof, rights under any written agreement now owned or hereafter acquired by such Person granting any right to use any Trademark or Trademark registration.

          "Trademarks" shall mean all of the following in which any Borrower,
           ----------
any other Loan Party or any Subsidiary thereof now holds or hereafter acquires any interest: (a) all common law and statutory trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State or Territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all licenses thereunder and together with the goodwill associated with and symbolized by such trademark.

          "Tyco Parent" shall have the meaning assigned to it in the first
           -----------
paragraph of this Agreement.

          "Tyco Far East" shall mean Tyco (Far East) Limited, a Hong Kong
           -------------
corporation.

          "Tyco Hong Kong" shall mean Tyco (Hong Kong) Limited, a Hong Kong
           --------------
corporation.

          "Tyco Investment" shall mean Tyco Investment Corp., a Delaware
           ---------------
corporation.

          "Tyco Parent Senior Subordinated Note Indenture" shall mean the
           ----------------------------------------------
Indenture, dated as of August 15, 1992, among Tyco Parent, as issuer, certain Subsidiaries of Tyco Parent, as guarantors, and Bankers Trust Company, as trustee (as successor trustee to NationsBank of Virginia, N.A.), with respect to Tyco Parent's 10-1/8% Senior Subordinated Notes due August 15, 2002, as such indenture was supplemented by two Supplemental Indentures, dated as of October 17, 1992 and as of June 8, 1993, respectively, adding additional Subsidiaries of Tyco Parent as guarantors, and as such indenture shall be further amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "UK Credit Agreement" shall mean the Guarantee and Revolving Credit
           -------------------
Facility Agreement to be entered into among Tyco Toys (U.K.) Ltd., Matchbox Toys, Ltd., the lenders party thereto from time to time, Lloyds Bank PLC, as issuing bank, and GE Capital, as agent, as amended, modified or supplemented from time to time in accordance with the terms thereof.

          "UK Guaranty" shall mean a guaranty, substantially in the form of
           -----------
Exhibit A-3 hereto, to be executed by each of Tyco Toys (U.K.) Ltd., Matchbox
- -----------
Toys, Ltd., Illco (U.K.) Ltd., Matchbox Collectibles (U.K.) Ltd. and Playtime Toys UK Ltd. in favor of Agent, for the ratable benefit of Lenders, to secure all or a portion of the Obligations, including all amendments, modifications and supplements thereto, and shall refer to the respective UK Guaranty as the same may be in effect at the time such reference becomes operative.

          "Unfunded Pension Liability" shall mean, at any time, the aggregate
           --------------------------
amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Borrower, other Loan Party, any Subsidiary thereof or any ERISA Affiliate as a result of such transaction.

          "Weekly Settlement Date" shall have the meaning assigned to it in
           ----------------------
Section 1.15(c).
- ---------------

          "Welfare Plans" shall mean any welfare plan, as defined in Section
           -------------
3(1) of ERISA, which is maintained or contributed to by any Borrower or other Loan Party, any Subsidiary thereof or any ERISA Affiliate.

          "Withdrawal Liability" shall mean, at any time, the aggregate amount
           --------------------
of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multi-employer Plans.

     2.   Certain Matters of Construction.  (a)  Except as otherwise set forth
          -------------------------------
in Annex H, any accounting term used in the Agreement or the other Loan
   -------
Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP.

          (b) All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein.

          (c) The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the annexes, exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

          (d) For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply: (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (ii) the term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary; (iii) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (iv) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.